As filed with the Securities and Exchange Commission on August 12, 2016

Registration No. 333-212689

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[x] Pre-Effective Amendment No. 1

[  ] Post-Effective Amendment No. ___

(Check appropriate Box or Boxes)

SCM Trust
(Exact Name of Registrant as Specified in Charter)

1050 17th Street Suite 1710, Denver, CO 80265
(Address of Principal Executive Offices)

(800) 955-9988
(Registrant’s Telephone Number, including Area Code)

Name and Address of Agent for Service:	with a copy to:

Stephen Rogers, CEO	Timothy Johnson, Esq.
SCM Trust	Reed Smith LLP
1050 17th Street Suite 1710	225 Fifth Avenue,
Denver, CO 80265	Pittsburg, PA 15222

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Units of beneficial interest

It is proposed that this filing shall become effective in accordance with Section 8(a) of the Securities Exchange Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

An indefinite amount of the Registrant’s securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

REALTY CAPITAL INCOME FUNDS TRUST

AR Capital BDC Income Fund
AR Capital Real Estate Income Fund
AR Capital Global Real Estate Income Fund

405 Park Avenue, New York, NY 10022

New York, NY 10022

August xx, 2016

Dear Shareholder:

A Joint Special Meeting of Shareholders of the AR Capital BDC Income Fund, AR Capital Real Estate Income Fund and AR Capital Global Real Estate Income Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”) has been scheduled for August 25th, 2016 (the “Special Meeting”) to vote on proposals to reorganize (the “Reorganizations”), as listed in the table below, each of the Acquired Funds into newly-created series (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) of SCM Trust.

Acquired Fund	Acquiring Fund	Reorganization will take effect on or about
AR Capital BDC Income Fund	Shelton BDC Income Fund	8/31/2016
AR Capital Real Estate Income Fund	Shelton Real Estate Income Fund	8/31/2016
AR Capital Global Real Estate Income Fund	Shelton Real Estate Income Fund	8/31/2016

By voting in favor of a Reorganization, shareholders are also voting to approve an investment advisory agreement between Shelton Capital Management (“Shelton”) and SCM Trust on behalf of the applicable Acquiring Fund.

The investment objective of each Acquired Fund is identical to the investment objective of the corresponding Acquiring Fund. The principal investment strategies of the AR Capital BDC Income Fund and the Shelton BDC Income Fund are identical. As described in further detail in the attached Combined Proxy Statement/Prospectus, the principal investment strategies of the AR Capital Real Estate Income Fund, the AR Capital Global Real Estate Fund, and the Shelton Real Estate Income Fund are similar but differ with respect to the funds’ investments in foreign securities.

For the reasons discussed below and in the attached Combined Proxy Statement/Prospectus, and based on the recommendations of Shelton and National Fund Advisors, LLC, the Acquired Funds’ former investment adviser, the Board of Trustees of the Acquired Funds (the “Board”) has determined that the Reorganizations are in the best interests of each Acquired Fund and its shareholders, and that the interests of the shareholders of each Acquired Fund will not be diluted as a result of the Reorganizations. As a result, the Board—including the trustees who are not “interested persons” within the meaning of Section 2 (a)(19) of the Investment Company Act of 1940, as amended—has approved the Reorganizations and directed that the Reorganizations be submitted to the Acquired Funds’ shareholders for approval.

The Board recommends that shareholders vote “FOR” the Reorganizations.

If the Reorganizations are approved by the Acquired Funds’ shareholders, each shareholder of an Acquired Fund will receive shares of the corresponding Acquiring Fund, with no dilution in the dollar amount of his or her investment. Shareholders of the AR Capital BDC Income Fund will receive the same number of full and fractional shares of the Shelton BDC Income Fund as they originally held. Shareholders of the AR Capital Real Estate Income Fund and the AR Capital Global Real Estate Income Fund will receive shares of the Shelton Real Estate Income Fund. Shareholders of the AR Capital Real Estate Income Fund and the AR Capital Global Real Estate Income Fund may receive a different number of shares compared to what they originally held, because the two Acquired Funds will be reorganized into one Acquiring Fund. The shares of the Acquired Funds will be cancelled following the Reorganizations.

The Acquiring Funds are newly-organized funds that will commence operations upon consummation of the Reorganizations. The Acquired Funds would then be dissolved. The Reorganizations are not expected to have any federal income tax consequences for the Acquired Funds or their shareholders. The attached Combined Proxy Statement/Prospectus is designed to give you more information about the proposals.

If you have any questions regarding the proposals to be voted on, please do not hesitate to call [ ] at (866) 271-9244.

If you are a shareholder of record of any of the Acquired Funds as of the close of business on July 22, 2016, the record date for the Special Meeting, you are entitled to vote at the Special Meeting and at any adjournment or postponement thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by completing and signing the enclosed Proxy Card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign and date the enclosed Proxy Card and promptly return it so that the maximum number of shares may be voted. In the alternative, please call the toll-free number on your Proxy Card to vote by telephone. You should use the enclosed instructions to vote by telephone. You can also vote on the Internet at the website address listed on your Proxy Card. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to Realty Capital Income Funds Trust at the address noted in the Combined Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy again at the Special Meeting, through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Realty Capital Income Funds Trust.

Sincerely,

/s/ Edward M. Weil, Jr
Chairman of Realty Capital Income Funds Trust
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REALTY CAPITAL INCOME FUNDS TRUST

AR Capital BDC Income Fund
AR Capital Real Estate Income Fund
AR Capital Global Real Estate Income Fund

405 Park Avenue
New York, NY 10022

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 25th, 2016

NOTICE IS HEREBY GIVEN that a JOINT SPECIAL MEETING OF SHAREHOLDERS (the “Special Meeting”) of the AR Capital BDC Income Fund, AR Capital Real Estate Income Fund and AR Capital Global Real Estate Income Fund, (each, an “Acquired Fund” and collectively, the “Acquired Funds”), will be held on August 25th, 2016 at [9:00] a.m., Mountain Time, at the offices of Shelton Capital Management (“Shelton”), the Acquired Funds’ investment adviser, at 1050 17th Street #1710, Denver, CO 80265. At the Special Meeting, you and the other shareholders of the Acquired Funds will be asked to consider and vote upon three proposals.

Proposal 1.	For shareholders of the AR Capital BDC Income Fund:

An Agreement and Plan of Reorganization providing for the transfer of all of the assets of the AR Capital BDC Income Fund to, and the assumption of all of the liabilities of the AR Capital BDC Income Fund by, SCM Trust, which shall assign such assets and liabilities to the Shelton BDC Income Fund (an “Acquiring Fund”), a newly-created series of SCM Trust, in exchange for shares of the Shelton BDC Income Fund to be distributed pro rata by the AR Capital BDC Income Fund to its shareholders upon the fund’s liquidation (a “Reorganization”). The Acquiring Fund has two classes of shares: Investor Class and Institutional Class. Class A and Class C shareholders of the Acquired Fund will receive Investor Class shares of the Acquiring Fund. Advisor Class shareholders of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund.

By voting in favor of this Reorganization, shareholders are also voting to approve the investment advisory agreement between Shelton and SCM Trust on behalf of the Shelton BDC Income Fund.

Proposal 2.	For shareholders of the AR Capital Real Estate Income Fund:

An Agreement and Plan of Reorganization providing for the transfer of all of the assets of the AR Capital Real Estate Income Fund to, and the assumption of all of the liabilities of the AR Capital Real Estate Income Fund by, SCM Trust, which shall assign such assets and liabilities to the Shelton Real Estate Income Fund (an “Acquiring Fund”), a newly-created series of SCM Trust, in exchange for the shares of the Shelton Real Estate Income Fund, which would be distributed pro rata by the AR Capital Real Estate Income Fund to its shareholders upon the fund’s liquidation (a “Reorganization”). The Acquiring Fund has two classes of shares: Investor Class and Institutional Class. Class A and Class C shareholders of the Acquired Fund will receive Investor Class shares of the Acquiring Fund. Advisor Class shareholders of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund.

By voting in favor of this Reorganization, shareholders are also voting to approve the investment advisory agreement between Shelton and SCM Trust on behalf of the Shelton Real Estate Income Fund.

Proposal 3.	For shareholders of the AR Capital Global Real Estate Income Fund:

An Agreement and Plan of Reorganization providing for the transfer of all of the assets of the AR Capital Global Real Estate Income Fund to, and the assumption of all of the liabilities of the AR Capital Global Real Estate Income Fund by, SCM Trust, which shall assign such assets and liabilities to the Shelton Real Estate Income Fund (an “Acquiring Fund”), a newly-created series of SCM Trust, in exchange for the shares of the Shelton Real Estate Income Fund, which would be distributed pro rata by the AR Capital Global Real Estate Income Fund to its shareholders upon the fund’s liquidation (a “Reorganization”). The Acquiring Fund has two classes of shares: Investor Class and Institutional Class. Class A and Class C shareholders of the Acquired Fund will receive Investor Class shares of the Acquiring Fund. Advisor Class shareholders of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund.

By voting in favor of this Reorganization, shareholders are also voting to approve the investment advisory agreement between Shelton and SCM Trust on behalf of the Shelton Real Estate Income Fund.

In addition, shareholders may vote on such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The table below reflects the Acquired Fund and Acquiring Fund involved in each Reorganization, the shareholders of the Acquired Funds to vote on the Reorganizations, and the approximate date the Reorganizations will take effect.

Acquired Fund	Acquiring Fund	Shareholders Solicited	Reorganization will take effect on or about
AR Capital BDC Income Fund	Shelton BDC Income Fund	AR Capital BDC Income Fund shareholders	8/31/2016
AR Capital Real Estate Income Fund	Shelton Real Estate Income Fund	AR Capital Real Estate Income Fund shareholders	8/31/2016
AR Capital Global Real Estate Income Fund	Shelton Real Estate Income Fund	AR Capital Global Real Estate Income Fund shareholders	8/31/2016

The investment objective of each Acquired Fund is identical to the investment objective of the corresponding Acquiring Fund. The principal investment strategies of the AR Capital BDC Income Fund and the Shelton BDC Income Fund are identical. As described in further detail in the attached Combined Proxy Statement/Prospectus, the principal investment strategies of the AR Capital Real Estate Income Fund, the AR Capital Global Real Estate Fund, and the Shelton Real Estate Income Fund are similar but differ with respect to the funds’ investments in foreign securities.

Only shareholders of record at the close of business on July 15, 2016 will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. Each Acquired Fund is a separate legal entity, and shareholders will vote separately as shareholders of each Acquired Fund.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY OR VOTE YOUR PROXY ON THE INTERNET OR BY TELEPHONE USING THE WEBSITE ADDRESS OR TOLL-FREE TELEPHONE NUMBER FOUND ON YOUR PROXY CARD.

THE BOARD OF TRUSTEES OF THE ACQUIRED FUNDS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your vote, commonly referred to as “proxy voting.” Whether or not you expect to attend the Special Meeting, please submit your vote by toll-free telephone or through the Internet according to the enclosed voting instructions. You may also vote by completing, dating and signing your Proxy Card and mailing it in the enclosed postage prepaid envelope. Your prompt voting by proxy will help ensure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Realty Capital Income Funds Trust at the address noted in the Combined Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy again through the toll-free number or Internet website address listed in the enclosed voting instructions.

By Order of the Board of Trustees of Realty Capital Income Funds Trust

/s/ Edward M. Weil, Jr
Chairman of Realty Capital Income Funds Trust

REALTY CAPITAL INCOME FUNDS TRUST

AR Capital BDC Income Fund
AR Capital Real Estate Income Fund
AR Capital Global Real Estate Income Fund

405 Park Avenue
New York, NY 10022

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: August, 12, 2016

Question: What is this document and why did you send it to me?

Answer: At a meeting of the Board of Trustees (the “Board”) of the Realty Capital Income Funds Trust (the “Trust”) held on July 20, 2016, the Board—including the trustees who are not “interested persons” (the “Independent Trustees”) within the meaning of Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)—approved, upon the recommendation of its former investment adviser, National Financial Advisors, LLC (“NFA”) and its current investment adviser, Shelton Capital Management (“Shelton”), a plan to reorganize the AR Capital BDC Income Fund, AR Capital Real Estate Income Fund and AR Capital Global Real Estate Income Fund, (each, an “Acquired Fund” and collectively, the “Acquired Funds”) into newly-created series (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) of SCM Trust. The reorganizations of the Acquired Funds into their corresponding Acquiring Funds are referred to herein as the “Reorganizations.”

In approving the Reorganizations, the Board determined that the Reorganizations are in the best interests of the Acquired Funds’ and the Acquired Funds’ shareholders, and the Board directed that the Reorganizations be submitted to the Acquired Funds’ shareholders for approval.

This document provides you with information on the Reorganizations and how to vote. If the Acquired Funds’ shareholders approve the Reorganizations, each shareholder of an Acquired Fund will receive shares of the corresponding Acquiring Fund with no dilution in the dollar amount of his or her investment.

The table below reflects the Acquired Fund and Acquiring Fund involved in each Reorganization, the shareholders of the Acquired Funds to vote on the Reorganizations, and the approximate date the Reorganizations will take effect.

Acquired Fund	Acquiring Fund	Shareholders Solicited	Reorganization will take effect on or about
AR Capital BDC Income Fund	Shelton BDC Income Fund	AR Capital BDC Income Fund shareholders	8/31/2016
AR Capital Real Estate Income Fund	Shelton Real Estate Income Fund	AR Capital Real Estate Income Fund shareholders	8/31/2016
AR Capital Global Real Estate Income Fund	Shelton Real Estate Income Fund	AR Capital Global Real Estate Income Fund shareholders	8/31/2016

By voting in favor of a Reorganization, shareholders are also voting to approve the investment advisory agreement between Shelton and SCM Trust on behalf of the applicable Acquiring Fund.

The Board recommends that you for “FOR” the Reorganizations.

For more information regarding the factors considered by the Board in coming to these conclusions, please review “Reasons for the Reorganizations” in the attached Combined Proxy Statement/Prospectus.

Shareholder approval is needed to proceed with the Reorganizations and a special shareholder meeting will be held on August 25th, 2016 (the “Special Meeting”) to consider the proposals.

We are sending this document to you for your use in deciding whether to vote in favor of the Reorganizations at the Special Meeting. This document includes a Notice of Special Meeting of Shareholders, the Combined Proxy Statement/Prospectus, and a Proxy Card.

Question: Why are the Reorganizations being proposed?

Answer: On June 8, 2016, the Board, including the Board’s Independent Trustees, accepted NFA’s resignation as the investment adviser of the Acquired Funds, to be effective after the close of business on June 30, 2016, and approved an interim investment advisory agreement, as well as expense limitation agreement, between the Trust and Shelton. In order to assure a smooth transition of the management of the Acquired Funds, the Board, including the Board’s Independent Trustees, also approved an interim investment sub-advisory agreement between Shelton and NFA, pursuant to which NFA would serve as the sub-adviser to the AR Capital Real Estate Income Fund and AR Capital Global Real Estate Income Fund. In addition, the Board, including the Board’s Independent Trustees, approved an interim investment sub-advisory agreement between Shelton and BDCA Adviser, LLC (“BDCA Adviser”), pursuant to which BDCA Adviser would serve as the sub-adviser to the AR Capital BDC Income Fund. BDCA Adviser served as sub-adviser to the AR Capital BDC Income Fund prior to NFA’s resignation.

The interim advisory and sub-advisory agreements may only remain in place for up to 150 days. The Board, after considering potential courses of action with respect to future management of the Acquired Funds and the Trust, and upon the recommendations of NFA and Shelton, authorized the officers of the Trust to negotiate a plan of reorganization with Shelton and SCM Trust. At a telephonic meeting held on July 20, 2016, the Board determined that each of the Reorganizations was in the best interests of the Acquired Funds and the Acquired Funds’ shareholders. The Board, including the Board’s Independent Trustees, approved the Reorganizations and directed that the Reorganizations be submitted to the Acquired Funds’ shareholders for approval. Therefore, the Board is soliciting the approval of the Acquired Funds’ shareholders. It is anticipated that the Reorganizations would occur shortly after the Reorganizations are approved by the Acquired Funds’ shareholders.
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Question: Who is Shelton?

Shelton Capital Management, or Shelton, is the current investment adviser of the Acquired Funds pursuant to an interim investment advisory agreement between the Trust and Shelton on behalf of each of the Acquired Funds. Shelton is also the investment adviser and administrator for Shelton Funds Trust and SCM Trust. The Acquiring Funds are series of SCM Trust.

As of June 30, 2016, Shelton managed mutual funds and separate accounts with roughly $1.5 billion in aggregate assets. Shelton operates two offices located in Denver and San Francisco. More information about Shelton is available at www.Sheltoncap.com.

Question: Why did the Board approve the Reorganizations?

After considering potential courses of action with respect to future management of the Acquired Funds and the Trust, the Board, including the Board’s Independent Trustees, determined that the Reorganizations were in the best interests of the Acquired Funds and their shareholders based upon the following factors, among others:

•	the recommendations of NFA and Shelton;

•	the terms and conditions of the Reorganizations;

•	the experience and expertise of Shelton, and access to Shelton’s resources and investment platform;

•	for the AR Capital Real Estate Income Fund and the AR Capital Global Real Estate Income Fund, the portfolio managers of the Acquired Funds will be the portfolio managers of the corresponding Acquiring Fund following the Reorganizations;

•	the investment objective, strategies and risks and policies of the Acquired Funds compared to their corresponding Acquiring Funds;

•	with respect to each current share class of the Acquired Funds, the total annual fund operating expenses of the corresponding share class of each Acquiring Fund are expected to be the same, or in the case of the Class C shareholders, lower following the Reorganizations;

•	neither the Acquired Funds nor their shareholders will bear any costs associated with the Reorganizations; and

•	the Reorganizations are not expected to result in recognition of gain or loss by the Acquired Funds or their shareholders for U.S. federal income tax purposes.

Question: What happens if one or more of the Reorganizations are not approved?

If a Reorganization is not approved, the Board will consider other options for the future management and organization of the affected Acquired Fund. No Reorganization is conditioned upon the approval of the other Reorganizations. Accordingly, if shareholders of one Acquired Fund approve a Reorganization, but shareholders of the other Acquired Funds do not approve the other Reorganizations, it is expected that the approved Reorganization will take place as described in the Combined Proxy Statement/Prospectus.

Question: What is the anticipated timing of the Reorganizations?

Answer: The Special Meeting is scheduled to occur on August 25th, 2016. If all necessary approvals are obtained, the proposed Reorganizations will likely take place on August 31st, 2016.

Question: Are there any significant differences between the investment objectives and policies of the Acquired and Acquiring Funds?

Answer: The Acquiring Funds are newly-organized funds without assets or liabilities that have been created for the purpose of acquiring the assets and liabilities of the Acquired Funds.

The investment objective of each Acquired Fund is identical to the investment objective of the corresponding Acquiring Fund. The principal investment strategies of the AR Capital BDC Income Fund and the Shelton BDC Income Fund are identical. The principal investment strategies of the AR Capital Real Estate Income Fund and the Shelton Real Estate Income Fund, as well as the principal investment strategies of the AR Capital Global Real Estate Income Fund and the Shelton Real Estate Income Fund are similar. The funds differ in the extent to which they invest in foreign securities. Specifically, the AR Capital Global Real Estate Income Fund invests at least 40% of its net assets in real estate securities of companies that are organized or located outside of the United States and that principally invest in non-U.S. markets. The AR Capital Real Estate Income Fund has historically invested substantially all of its assets in domestic securities, although it has the flexibility to invest up to 20% of its net assets in foreign securities. The Shelton Real Estate Income Fund may invest up to 20% of its net assets in real estate securities of companies that are organized or located outside of the United States and that principally invest in non-U.S. markets.

Therefore, the Shelton Real Estate Income Fund generally invests in foreign securities to a lesser extent than the AR Capital Global Real Estate Income Fund. As a result, the risks associated with investments in foreign securities will impact the Shelton Real Estate Income Fund to a lesser extent than the AR Capital Global Real Estate Income Fund. Furthermore, even though the AR Capital Real Estate Income Fund and the Shelton Real Estate Income Fund have the same ability to invest in foreign securities, given that the AR Capital Real Estate Income Fund has not invested in foreign securities, to the extent the Shelton Real Estate Income Fund invests in foreign securities, the risks associated with investments in foreign securities will impact the Shelton Real Estate Income Fund to a greater extent than the AR Capital Real Estate Income Fund.

The Acquiring Funds will not commence operations until the date the Reorganizations are effected.

Question: How will the proposed Reorganizations affect fees and expenses?

Answer: The net annual operating expenses (i.e., the total fund operating expenses after expense reimbursement) of each share class of each Acquiring Fund immediately after the Reorganizations are expected to be the same as or lower than the corresponding share class of the corresponding Acquired Fund immediately before the Reorganizations. Specifically:

•	the net annual operating expenses of the Investor Class shares of each Acquiring Fund are expected to be the same as the net annual operating expenses of the Class A shares of the corresponding Acquired Fund;

•	the net annual operating expenses of the Investor Class shares of each Acquiring Fund are expected to be lower than the net annual operating expenses of the Class C shares of the corresponding Acquired Fund; and

•	the net annual operating expenses of the Institutional Class shares of each Acquiring Fund are expected to be the same as the net annual operating expenses of the Advisor Class shares of the corresponding Acquired Fund.

Shelton has agreed to expense limitations for the Acquiring Funds that will cap the Acquiring Funds’ “other expenses” through December 31, 2017 at the expense caps currently in place for the Acquired Funds. The expense caps to which Shelton has agreed for the Acquiring Funds are subject to recapture provisions similar to those in the current expense limitation agreements for the Acquired Funds, and the recapture rights under the Acquired Funds’ expense limitation agreements have been assigned from NFA to Shelton.

With respect to particular fees:

•	Each Acquiring Fund has an equivalent or lower management fees compared to its corresponding Acquired Fund.

•	The Class A shares of the Acquired Funds and the Class C shares of the Acquired Funds assess a 0.25% 12b-1 fee and a 1.00% 12b-1 fee, respectively. The Investor Class of the Acquiring Funds will have a 0.25% 12b-1 fee. Neither the Advisor Class shares of the Acquired Funds nor the Institutional Class shares of the Acquiring Funds impose a 12b-1 fee.

•	The Class A shares of the Acquired Funds assess a maximum sales charge upon purchase of up to 4.5%. Neither Advisor Class nor Class C shares of the Acquired Funds have sale charges upon purchase. The Acquiring Funds do not assess sales charges upon purchase.

•	The Class A and Class C shares of the Acquired Funds may charge up to a maximum 1.00% deferred sales charge upon redemption. The Acquiring Funds do not assess exchange or deferred sales charges.

Question: Will I be charged a sales charge or contingent deferred sales charge as a result of the Reorganizations

No. If the Reorganizations are approved and effected, shareholders of the Acquired Funds will receive shares of the corresponding Acquiring Funds without the imposition of any sales charges or contingent deferred sales charges.

Question: Will there be changes in the management and operation of the Acquired Funds?

Answer: As of July 1, 2016, Shelton became the Acquired Funds’ investment adviser, replacing NFA. Shelton will also be the investment adviser for the Acquiring Funds. Currently, Shelton utilizes sub-advisers to manage each of the three Acquired Funds. After the Reorganizations, Shelton will directly manage each of the Acquiring Funds without the use of a sub-adviser. Thus, neither NFA nor BDCA Adviser will be involved in the management of the Acquiring Funds. Additionally, the portfolio manager for the Shelton BDC Income Fund will not be the same as the portfolio manager for the AR Capital BDC Income Fund. However, it is expected that the current portfolio manager of the AR Capital Real Estate Income Fund and AR Capital Global Real Estate Income Fund will become the portfolio manager of the Shelton Real Estate Fund in a new capacity as a portfolio manager at Shelton.

The Acquiring Funds will use a number of different service providers than the Acquired Funds. Among the service providers, the Acquiring Funds will have the same transfer agent, fund accountant and distributor as the Acquired Funds, but a different administrator and custodian. The table below lists the service providers of the Acquired Funds and the Acquiring Funds. Additionally, the Boards of Trustees of the Acquired Funds and the Acquiring Funds will differ.

Acquired Funds	Acquiring Funds
Transfer agency, fund administration and fund accounting	Transfer agency and fund accounting
Gemini Fund Services	Gemini Fund Services
Fund administration
Shelton Capital Management
Distribution
RFS Partners, LP	RFS Partners, LP
Custodian
MUFG Union Bank, N.A.	U.S. Bank, National Association

Question: How will the Reorganizations work?

Answer: Pursuant to the Plan (attached as Appendix A to the Combined Proxy Statement/Prospectus), each Acquired Fund will transfer all of its assets and liabilities to SCM Trust, which shall assign all such assets and liabilities to the corresponding Acquiring Fund, in exchange for shares of the Acquiring Fund. The Acquired Fund will then distribute the shares it receives to its shareholders upon its liquidation. As a result, shareholders of the Acquired Fund will become shareholders of the corresponding Acquiring Fund, with no dilution in the dollar amount any shareholder’s investment. Each Acquiring Fund has two classes of shares: Investor Class and Institutional Class. Class A and Class C shareholders of each Acquired Fund will receive Investor Class shares of the corresponding Acquiring Fund. Advisor Class shareholders of each Acquired Fund will receive Institutional Class shares of the corresponding Acquiring Fund. The shares of the Acquired Funds will be cancelled following the Reorganizations.

If the Plan is carried out as proposed, we do not expect that the Reorganizations will have any federal income tax consequences for the Acquired Funds or their shareholders. Please refer to the Combined Proxy Statement/Prospectus for a detailed explanation of the proposals.

Shareholders of the Acquired Funds will receive shares of the corresponding Acquiring Funds based upon the Acquired Funds’ and Acquiring Funds’ respective net asset values as of the close of the New York Stock Exchange (typically 4:00 pm Eastern Time) on the date the Reorganizations are effected. The Reorganizations will not change the dollar value of your investment at the time that the Reorganizations are effected.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that the proposals can be acted upon at the Special Meeting. Your immediate response, even if you are a small investor, on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Question: How does the Board suggest that I vote?

Answer: After careful consideration and upon recommendations of NFA and Shelton, the Board recommends that you vote “FOR” the Reorganizations.

Question: Who is paying for expenses related to the Special Meeting and the Reorganizations?

Answer: The estimated cost for the Reorganizations is $40,000. Shelton will pay (or Shelton will cause to be paid) all expenses of SCM Trust relating to the Reorganizations. National Fund Advisors, LLC (“NFA”), the Acquired Funds’ previous investment adviser, will pay (or will cause to be paid) all expenses of the Acquired Funds relating to the Reorganizations. Neither the Acquired Funds, the Acquiring Funds, nor their shareholders will bear any expenses relating to the Reorganizations.

Question: How do I cast my vote?

Answer: You may vote on the Internet at the website provided on your Proxy Card or you may vote by telephone using the toll free number found on your Proxy Card. You may also use the enclosed postage-paid envelope to mail your Proxy Card. Please follow the enclosed instructions to use these methods of voting. You also may vote in person at the Special Meeting.

Question: Whom do I call if I have questions?

Answer: We will be happy to answer your questions about the proxy solicitation. Please call shareholder services at (800) 955-9988.

COMBINED PROXY STATEMENT AND PROSPECTUS

August xx, 2016

FOR THE REORGANIZATIONS OF

AR Capital BDC Income Fund,
AR Capital Real Estate Income Fund and
AR Capital Global Real Estate Income Fund
Series of the Realty Capital Income Funds Trust

405 Park Avenue,
New York, NY 10022
(866) 271-9244

INTO

Shelton BDC Income Fund,
Shelton Real Estate Income Fund, and
Shelton Real Estate Income Fund, respectively
Series of SCM Trust

1050 17th Street, Suite 1710
Denver, CO 90265
 (800) 955-9988

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of the Realty Capital Income Funds Trust for use at a Joint Special Meeting of Shareholders (the “Special Meeting”) of the AR Capital BDC Income Fund, AR Capital Real Estate Income Fund and AR Capital Global Real Estate Income Fund, (each, an “Acquired Fund” and collectively, the “Acquired Funds”), at the offices of Shelton Capital Management (“Shelton”), the Acquired Funds’ investment adviser, located at 1050 17th Street, Denver, CO 80265 on August 25, 2016 at [9:00] a.m. Mountain Time. At the Special Meeting, shareholders of each Acquired Fund will be asked to consider and vote upon three proposals:

Proposal 1.	For shareholders of the AR Capital BDC Income Fund:

An Agreement and Plan of Reorganization (or, the “Plan”) providing for the transfer of all of the assets of the AR Capital BDC Income Fund to, and the assumption of all of the liabilities of the AR Capital BDC Income Fund by, SCM Trust, which shall assign such assets and liabilities to the Shelton BDC Income Fund (an “Acquiring Fund”), a newly-created series of SCM Trust, in exchange for shares of the Shelton BDC Income Fund to be distributed pro rata by the AR Capital BDC Income Fund to its shareholders upon the fund’s liquidation (a “Reorganization”). The Acquiring Fund has two classes of shares: Investor Class and Institutional Class. Class A and Class C shareholders of the Acquired Fund will receive Investor Class shares of the Acquiring Fund. Advisor Class shareholders of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund.

By voting in favor of this Reorganization, shareholders are also voting to approve the investment advisory agreement between Shelton and SCM Trust on behalf of the Shelton BDC Income Fund.

Proposal 2.	For shareholders of the AR Capital Real Estate Income Fund:

An Agreement and Plan of Reorganization (or, the “Plan”) providing for the transfer of all of the assets of the AR Capital Real Estate Income Fund to, and the assumption of all of the liabilities of the AR Capital Real Estate Income Fund by, SCM Trust, which shall assign such assets and liabilities to the Shelton Real Estate Income Fund (an “Acquiring Fund”), a newly-created series of SCM Trust, in exchange for shares of the Shelton Real Estate Income Fund to be distributed pro rata by the AR Capital Real Estate Income Fund to its shareholders upon the fund’s liquidation (a “Reorganization”). The Acquiring Fund has two classes of shares: Investor Class and Institutional Class. Class A and Class C shareholders of the Acquired Fund will receive Investor Class shares of the Acquiring Fund. Advisor Class shareholders of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund.

By voting in favor of this Reorganization, shareholders are also voting to approve the investment advisory agreement between Shelton and SCM Trust on behalf of the Shelton Real Estate Income Fund.

Proposal 3.	For shareholders of the AR Capital Global Real Estate Income Fund:

An Agreement and Plan of Reorganization (or, the “Plan”) providing for the transfer of all of the assets of the AR Capital Global Real Estate Income Fund to, and the assumption of all of the liabilities of the AR Capital Global Real Estate Income Fund by, SCM Trust, which shall assign such assets and liabilities to the Shelton Real Estate Income Fund (an “Acquiring Fund”), a newly-created series of SCM Trust, in exchange for shares of the Shelton Real Estate Income Fund to be distributed pro rata by the AR Capital Global Real Estate Income Fund its shareholders upon the fund’s liquidation (a “Reorganization”). The Acquiring Fund has two classes of shares: Investor Class and Institutional Class. Class A and Class C shareholders of the Acquired Fund will receive Investor Class shares of the Acquiring Fund. Advisor Class shareholders of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund.

By voting in favor of this Reorganization, shareholders are also voting to approve the investment advisory agreement between Shelton and SCM Trust on behalf of the Shelton Real Estate Income Fund.

In addition, shareholders may vote on such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
ii

The table below reflects the Acquired Fund and Acquiring Fund involved in each Reorganization, the shareholders of the Acquired Funds to vote on the Reorganizations, and the approximate date the Reorganizations will take effect.

Acquired Fund	Acquiring Fund	Shareholders Solicited	Reorganization will take effect on or about
AR Capital BDC Income Fund	Shelton BDC Income Fund	AR Capital BDC Income Fund shareholders	8/31/2016

AR Capital Real Estate Income Fund	Shelton Real Estate Income Fund	AR Capital Real Estate Income Fund shareholders	8/31/2016
AR Capital Global Real Estate Income Fund	Shelton Real Estate Income Fund	AR Capital Global Real Estate Income Fund shareholders	8/31/2016

Shareholders of each of the Acquired Funds at the close of business on July 22, 2016 (the “Record Date”) will be entitled to be present and vote at the Special Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to Realty Capital Income Funds Trust, in person at the time of the Special Meeting, or by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions. Information on how to obtain directions to be able to attend the meeting and vote in person can be requested by calling shareholder services at (800) 955-9988.

Each Acquired Fund is a series of Realty Capital Income Funds Trust, an open-end management investment company that is registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. Each Acquiring Fund is a newly-organized series of SCM Trust, an open-end management investment company that is registered with the SEC and organized as a Massachusetts business trust. Each Acquiring Fund currently has no assets or liabilities. The Acquiring Funds will not commence operations until the date the Reorganizations are effected. The Acquiring Funds do not have any annual or semiannual shareholder reports to date.

This Proxy Statement/Prospectus incorporates by reference the following documents, which contain information about the Acquired Funds and the Acquiring Funds:

1.	The Acquired Funds’ Prospectuses and Statement of Additional Information, dated August 1, 2015, filed with the SEC (File Nos. 333-185734, 811-22785), as supplemented on September 8, 2015; November 3, 2015; November 19, 2015; November 23, 2015; January 4, 2106; April 4, 2016; and June 30, 2016. On August 1, 2016, the financial information in the Acquired Funds’ Registration Statement, which includes the Acquired Funds’ Prospectuses and Statement of Additional Information incorporated herein by reference, will become stale and no additional shares of the Acquired Funds may be sold.

(Copies of these documents are available upon request and without charge by writing to Realty Capital Income Funds Trust through the Internet at www.arcincomefunds.com or by calling (866) 271-9244. In addition, the most recent prospectus for the applicable Acquired Fund(s) accompanies this Proxy Statement/Prospectus. Please note, however, that on August 1, 2016, the financial information in the Acquired Funds’ Registration Statement will become stale and no additional shares of the Acquired Funds may be sold because the Acquired Funds do not intend to file a post-effective amendment to update this information.)

2.	The Acquired Funds’ Certified Shareholder Report for the fiscal year ended March 31, 2016, filed with the SEC (File Nos. 333-185734, 811-22785), containing audited financial statements with respect to the Acquired Funds.

(Copies of these documents are available upon request and without charge by writing to Realty Capital Income Funds Trust through the Internet at www.arcincomefunds.com or by calling (866) 271-9244.)

3.	The Acquiring Funds’ Prospectuses and Statement of Additional Information, each dated July 27, 2016, filed with the SEC (File Nos. 333-176060, 811-05617).

(Copies of these documents are available upon request and without charge by writing to SCM Trust through the internet at www.Sheltoncap.com or by calling (800) 955-9988. In addition, a current prospectus for the applicable Acquiring Fund(s) accompanies this Proxy Statement/Prospectus.)

Accompanying this Proxy Statement/Prospectus as Appendix A is a copy of the Plan.

The Acquired Funds expect that this Proxy Statement/Prospectus will be mailed to shareholders on or about August __, 2016.

This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal(s) and investing in any of the Acquiring Funds. You should read it and keep it for future reference. A Statement of Additional Information dated June 30, 2016, relating to this Proxy Statement/Prospectus, contains more information about the Reorganizations and the Acquiring Funds and is incorporated herein by reference. The Statement of Additional Information has been filed with the SEC and is available upon request without charge by writing to Realty Capital Income Funds Trust or by calling toll free (866) 271-9244.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Proxy Statement/Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any of the Acquiring Funds involves investment risk, including the possible loss of principal.

Important Notice Regarding Internet Availability of Proxy Materials for the Shareholder Meeting To Be Held on [August 25], 2016

The Notice of Shareholder Meeting, this Proxy Statement/Prospectus and the
Proxy Card are available at www.Sheltoncap.com
The Acquired Funds’ annual and semi-annual reports
 are available by calling (866) 271-9244.

TABLE OF CONTENTS

Page

OVERVIEW	1
The Reorganizations	1
The Funds	2
Comparison of Fees and Expenses	3
Pro Forma Capitalization	9
Portfolio Turnover	15
Comparison of Investment Objectives, Strategies and Policies	16
Comparison of Performance	18
Comparison of Key Features of the Funds	21
COMPARISON OF PRINCIPAL INVESTMENT RISKS	22
Portfolio Holdings Disclosure	34
INFORMATION ABOUT THE REORGANIZATIONS	34
Summary of the Proposed Reorganizations	34
Description of the Acquiring Funds’ Shares	35
Reasons for the Reorganizations	36
Acquiring Funds’ Investment Advisory Agreement	39
Federal Income Tax Consequences	42
Comparison of Shareholder Rights	42
ADDITIONAL COMPARISONS OF THE ACQUIRED FUNDS AND ACQUIRING FUNDS	45
Investment Restrictions	45
Boards of Trustees	45
Investment Management	46
Service Providers	49
Distribution and Shareholder Services Plans	50
Pricing of Funds and Purchase, Exchange and Redemption Procedures	50
Dividends, Distributions and Taxes	51
VOTING INFORMATION	51
Required Vote	51
Effect of Abstentions and Broker Non-Votes	53
Shareholder Objections	53
Shareholder Proposals	53
Shareholder Communications with the Board	54
Adjournment and Postponements	54
Revocation of Proxy	54
Shareholders Entitled to Vote	54
Method and Cost of Solicitation	55
Security Ownership of Certain Beneficial Owners and Management	55
FURTHER INFORMATION ABOUT THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS	56
Other Business	57
Delivery of Proxy Statement	57
Experts	57
APPENDIX A – Form of Agreement and Plan of Reorganization
APPENDIX B – Fundamental and Non-Fundamental Investment Policies

OVERVIEW

This Overview is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. The Overview is qualified in its entirety by reference to the Prospectuses and Statements of Additional Information for the Acquired Funds and Acquiring Funds. For more complete information, please read the Prospectuses and Statements of Additional Information for the Acquired Funds and Acquiring Funds. Please note, however, that on August 1, 2016, the financial information in the Acquired Funds’ Registration Statement will become stale and no additional shares of the Acquired Funds may be sold because the Acquired Funds do not intend to file a post-effective amendment to update this information.

The Reorganizations

Pursuant to the Plan, each Acquired Fund will transfer all of its assets and liabilities to SCM Trust, which shall assign all such assets and liabilities to the corresponding Acquiring Fund, in exchange solely for shares of the Acquiring Fund (the liabilities being transferred are the typical liabilities associated with the day-to-day operations of a mutual fund, and no Acquired Fund is aware of any other outstanding liabilities). The Acquired Fund will then distribute the Acquiring Fund shares that it receives to its shareholders upon its complete liquidation. The result of the Reorganizations is that shareholders of the Acquired Funds will become shareholders of the corresponding Acquiring Funds. Each Acquiring Fund has two classes of shares: Investor Class and Institutional Class. Class A and Class C shareholders of each Acquired Fund will receive Investor Class shares of the corresponding Acquiring Fund. Advisor Class shareholders of each Acquired Fund will receive Institutional Class shares of the corresponding Acquiring Fund. No front-end sales charges or contingent deferred sales charges will be imposed in connection with the Reorganizations. The shares of the Acquired Funds will be cancelled following the Reorganizations.

If a Reorganization is not approved, the Board will consider other options for the future management and organization of the affected Acquired Fund. No Reorganization is conditioned upon the approval of the other Reorganizations. Accordingly, if shareholders of one Acquired Fund approve a Reorganization, but shareholders of the other Acquired Funds do not approve the other Reorganizations, it is expected that the approved Reorganization will take place as described in the Combined Proxy Statement/Prospectus.

The Board of Trustees of the Acquired Funds— including the trustees who are not “interested persons” (the “Independent Trustees”) within the meaning of Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)—have concluded that each Reorganization is in the best interests of the applicable Acquired Fund and its shareholders.

The Board of Trustees of the Acquired Funds recommends that you vote FOR the approval of the Reorganizations.

The Reorganizations are intended to qualify for federal income tax purposes as tax-free reorganizations. Assuming the Reorganizations qualify as tax-free reorganizations, shareholders of the Acquired Funds will not recognize a gain or loss in the transaction.

By voting in favor of a Reorganization, shareholders are also voting to approve the investment advisory agreement between Shelton and SCM Trust on behalf of the applicable Acquiring Fund. Please see “Acquiring Funds’ Investment Advisory Agreement” later in this Proxy Statement/Prospectus for a description of the Acquiring Funds’ advisory agreement and the discussion of the approval of the Acquiring Funds’ advisory agreement by SCM Trust’s Board of Trustees.

The Funds

Each Acquiring Fund is a separate series of SCM Trust, an open-end management investment company organized as a Massachusetts business trust. The Acquiring Funds will continuously offer their shares to the public upon the commencement of operations. Each Acquiring Fund has two classes of shares: Investor Class and Institutional Class.

Each Acquired Fund is a separate series of Realty Capital Income Funds Trust, an open-end management investment company organized as a Delaware statutory trust. The Acquired Funds currently offer their shares to the public on a continuous basis. Each of the Acquired Funds offers three classes of shares: Class A, Class C and Advisor Class.

If the Reorganizations are approved, shareholders of each Acquired Fund will receive shares of the corresponding Acquiring Fund. Class A and Class C shareholders of each Acquired Fund will receive Investor Class shares of the corresponding Acquiring Fund. Advisor Class shareholders of each Acquired Fund will receive Institutional Class shares of the corresponding Acquiring Fund.

The investment objective of each Acquired Fund is identical to the investment objective of the corresponding Acquiring Fund.

The principal investment strategies of the AR Capital BDC Income Fund and the Shelton BDC Income Fund are identical.

The principal investment strategies of the AR Capital Real Estate Income Fund and the Shelton Real Estate Income Fund, as well as the principal investment strategies of the AR Capital Global Real Estate Income Fund and the Shelton Real Estate Income Fund are similar. The funds differ in the extent to which they invest in foreign securities. Specifically, the AR Capital Global Real Estate Income Fund invests at least 40% of its net assets in real estate securities of companies that are organized or located outside of the United States and that principally invest in non-U.S. markets. The AR Capital Real Estate Income Fund has historically invested substantially all of its assets in domestic securities, although it has the flexibility to invest up to 20% of its net assets in foreign securities. The Shelton Real Estate Income Fund may invest up to 20% of its net assets in real estate securities of companies that are organized or located outside of the United States and that principally invest in non-U.S. markets.

Therefore, the Shelton Real Estate Income Fund generally invests in foreign securities to a lesser extent than the AR Capital Global Real Estate Income Fund. As a result, the risks associated with investments in foreign securities will impact the Shelton Real Estate Income Fund to a lesser extent than the AR Capital Global Real Estate Income Fund. Furthermore, even though the AR Capital Real Estate Income Fund and the Shelton Real Estate Income Fund have the same ability to invest in foreign securities, given that the AR Capital Real Estate Income Fund has not invested in foreign securities, to the extent the Shelton Real Estate Income Fund invests in foreign securities, the risks associated with investments in foreign securities will impact the Shelton Real Estate Income Fund to a greater extent than the AR Capital Real Estate Income Fund.

Comparison of Fees and Expenses

If the Reorganizations are approved by the Acquired Funds’ shareholders, you will pay the fees and expenses of the Acquiring Fund(s) in which you will be invested. Like all mutual funds, each of the Acquired Funds and Acquiring Funds incurs certain fees and expenses in its operations and, as a shareholder, you pay these expenses indirectly.

The costs of mutual funds are often measured by their expense ratios (i.e., the ratio of their total expenses for a year divided by their average daily net asset value over the same year). In order to limit the expenses of the Acquiring Funds, Shelton has contractually agreed from the date of commencement of the Acquiring Funds’ operations through December 31, 2017 to limit each Acquiring Fund’s “Other Expenses” to 0.35% of the Acquired Funds’ average daily net assets, which is the same expense cap to which the Acquired Funds are subject. These contractual limitations may be terminated during this period only by the Acquiring Funds’ Board of Trustees, and will automatically terminate upon termination of the investment advisory agreement between an Acquired Fund and Shelton. The expense caps to which Shelton has agreed for the Acquiring Funds are subject to recapture provisions similar to those in the current expense limitation agreements for the Acquired Funds, and the recapture rights under the Acquired Funds’ expense limitation agreements have been assigned from NFA to Shelton. As a result of similar management fees and the expense limitation agreement, total annual fund operating expenses are expected to the be the same for the Acquiring Funds as compared to the Acquired Funds with a few exceptions: (1) shareholders of the AR Global Real Estate Fund will experience a reduction in management fees as a shareholders of the Shelton Real Estate Fund and (2) shareholder of Class C shares of the Acquired Funds will pay a lower 12b-1 fee as shareholders of the Investor Class shares of the Acquiring Funds, which will result in a substantial fee savings. Additionally, unlike the Acquired Funds, the Acquiring Funds do not charge sales loads or redemption fees.

The following tables compare the fees and expenses of each Acquired Fund for the most recent fiscal year ended March 31, 2016 with the current estimated fees and expenses for the corresponding Acquiring Fund on a pro forma basis assuming consummation of the Reorganizations. Because the Acquiring Funds were not operational as of the date of this Proxy Statement/Prospectus, the expenses shown for each Acquiring Fund are based, in part, on estimates.

Comparison of Fees and Expenses

Proposal No. 1 – AR Capital BDC Income Fund into Shelton BDC Income Fund

	AR Capital BDC Income Fund Class A	AR Capital BDC Income Fund Class C	Shelton BDC Income Fund Investor Class

Shareholder fees (fees paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases
(as a percentage of the offering price)	4.50%(1)	None	None

Maximum Deferred Sales Charge (Load)	1.00%(2)	1.00%(3)	None
(as a percentage of the original purchase price or redemption proceeds, whichever is lower)

(1) The initial sales charge may be waived for purchases by certain types of accounts, including fee-based advisory accounts.

(2) Only applies for purchases of greater than $1 million that are redeemed within one year of purchase.

(3) For Class C shares, no deferred sales charge applies after one year.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%
Other Expenses	5.88%	5.88%	0.60%
Acquired Fund Fees and Expenses(1)
(fees and expenses incurred directly by the fund as a result of investment in shares of one or more other funds)	9.14%	9.14%	9.14%
Total Annual Fund Operating Expenses	16.17%	16.92%	10.89%
Expense Reimbursement	(5.53)%(2)	(5.53)%(2)	(0.25)%(3)
Total Fund Operating Expenses
After Expense Reimbursement	10.64%	11.39%	10.64%

(1) “Acquired Fund Fees and Expenses’’ are the indirect costs of investing in other investment companies.

(2) Shelton has contractually agreed to waive a portion or all of its management fees and pay fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the “Other Expenses” to 0.35% of average daily net assets of the fund’s shares (the “Expense Cap”). The Expense Cap will remain in effect indefinitely. Shelton may recover from the fund any fees or expenses previously waived or paid by Shelton or NFA pursuant to this agreement for three years from the date they were waived or paid. Shelton’s ability to recover any previously waived fees and paid expenses is subject to the Expense Cap as in effect at the time such fees were waived or expenses were paid.

(3) Shelton has contractually agreed to waive a portion or all of its management fees and pay fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the “Other Expenses” to 0.35% of average daily net assets of the fund’s shares (the “Expense Reimbursement”). The Expense Reimbursement will remain in effect for at least one year following the consummation of the Reorganiztion, and may be terminated before that date only by the Board of Trustees of SCM Trust. Shelton may recover any previously waived fees and paid expenses from the fund pursuant to this agreement for three years from the date they were waived or paid. Shelton’s ability to recover any previously waived fees and paid expenses is subject to the Expense Reimbursement as in effect at the time such fees were waived or expenses were paid.

	AR Capital BDC Income Fund Advisor Class	Shelton BDC Income Fund Institutional Class
Shareholder fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	5.88%	0.60%
Acquired Fund Fees and Expenses(1)
(fees and expenses incurred directly by the fund as a result of investment in shares of one or more other funds)	9.14%	9.14%
Total Annual Fund Operating Expenses	15.92%	10.64%
Expense Reimbursement	(5.53)%(2)	(0.25)%(3)
Total Fund Operating Expenses
After Expense Reimbursement	10.39%	10.39%

(1) “Acquired Fund Fees and Expenses’’ are the indirect costs of investing in other investment companies.

(2) Shelton has contractually agreed to waive a portion or all of its management fees and pay fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the “Other Expenses” to 0.35% of average daily net assets of the fund’s shares (the “Expense Cap”). The Expense Cap will remain in effect indefinitely. Shelton may recover from the fund any fees or expenses previously waived or paid by Shelton or NFA pursuant to this agreement for three years from the date they were waived or paid. Shelton’s ability to recover any previously waived fees and paid expenses is subject to the Expense Cap as in effect at the time such fees were waived or expenses were paid.

(3) Shelton has contractually agreed to waive a portion or all of its management fees and pay fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the “Other Expenses” to 0.35% of average daily net assets of the fund’s shares (the “Expense Reimbursement”). The Expense Reimbursement will remain in effect for at least one year following the consummation of the Reorganization, and may be terminated before that date only by the Board of Trustees of SCM Trust. Shelton may recover any previously waived fees and paid expenses from the fund pursuant to this agreement for three years from the date they were waived or paid. Shelton’s ability to recover any previously waived fees and paid expenses is subject to the Expense Reimbursement as in effect at the time such fees were waived or expenses were paid.

Proposal No. 2 – AR Capital Real Estate Income Fund into Shelton Real Estate Income Fund

	AR Capital Real Estate Income Fund Class A	AR Capital Real Estate Income Fund Class C	Shelton Real Estate Income Fund Investor Class
Shareholder fees (fees paid directly from your investment)
Maximum Sales Charges (Load)	4.50%(1)	None	None
Imposed on Purchases (as a percentage of the offering price)
Maximum Deferred Sales Charge (Load)	1.00%(2)	1.00%(3)	None
(as a percentage of the original purchase price or redemption proceeds, whichever is lower)

(1) The initial sales charge may be waived for purchases by certain types of accounts, including fee-based advisory accounts.

(2) Only applies for purchases of greater than $1 million that are redeemed within one year of purchase.

(3) For Class C shares, no deferred sales charge applies after one year.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%
Other Expenses	1.41%	1.41%	0.67%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%	0.02%
(fees and expenses incurred directly by the fund as a result of investment in shares of one or more other funds)
Total Annual Fund Operating Expenses	2.48%	3.23%	1.74%
Expense Reimbursement	(1.06)%(2)	(1.06)%(2)	(0.32)%(3)
Total Fund Operating Expenses
After Expense Reimbursement	1.42%	2.17%	1.42%

(1) “Acquired Fund Fees and Expenses’’ are the indirect costs of investing in other investment companies.

(2) Shelton has contractually agreed to waive a portion or all of its management fees and pay fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the “Other Expenses” to 0.35% of average daily net assets of the fund’s shares (the “Expense Cap”). The Expense Cap will remain in effect indefinitely. Shelton may recover from the fund any fees or expenses previously waived or paid by Shelton or NFA pursuant to this agreement for three years from the date they were waived or paid. Shelton’s ability to recover any previously waived fees and paid expenses is subject to the Expense Cap as in effect at the time such fees were waived or expenses were paid.

(3) Shelton has contractually agreed to waive a portion or all of its management fees and pay fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the “Other Expenses” to 0.35% of average daily net assets of the fund’s shares (the “Expense Reimbursement”). The Expense Reimbursement will remain in effect for at least one year following the consummation of the Reorganization, and may be terminated before that date only by the Board of Trustees of SCM Trust. Shelton may recover any previously waived fees and paid expenses from the fund pursuant to this agreement for three years from the date they were waived or paid. Shelton’s ability to recover any previously waived fees and paid expenses is subject to the Expense Reimbursement as in effect at the time such fees were waived or expenses were paid.

	AR Capital Real Estate Income Fund Advisor Class	Shelton Real Estate Income Fund Institutional Class
Shareholder fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	1.41%	0.67%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%
(fees and expenses incurred directly by the fund as a result of investment in shares of one or more other funds)
Total Annual Fund Operating Expenses	2.23%	1.49%
Expense Reimbursement	(1.06)%(2)	(0.32)%(3)
Total Fund Operating Expenses
After Expense Reimbursement	1.17%	1.17%

(1) “Acquired Fund Fees and Expenses’’ are the indirect costs of investing in other investment companies.

(2) Shelton has contractually agreed to waive a portion or all of its management fees and pay fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the “Other Expenses” to 0.35% of average daily net assets of the fund’s shares (the “Expense Cap”). The Expense Cap will remain in effect indefinitely. Shelton may recover from the fund any fees or expenses previously waived or paid by Shelton or NFA pursuant to this agreement for three years from the date they were waived or paid. Shelton’s ability to recover any previously waived fees and paid expenses is subject to the Expense Cap as in effect at the time such fees were waived or expenses were paid.

(3) Shelton has contractually agreed to waive a portion or all of its management fees and pay fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the “Other Expenses” to 0.35% of average daily net assets of the fund’s shares (the “Expense Reimbursement”). The Expense Reimbursement will remain in effect for at least one year following the consummation of the Reorganization, and may be terminated before that date only by the Board of Trustees of SCM Trust. Shelton may recover any previously waived fees and paid expenses from the fund pursuant to this agreement for three years from the date they were waived or paid. Shelton’s ability to recover any previously waived fees and paid expenses is subject to the Expense Reimbursement as in effect at the time such fees were waived or expenses were paid.

Proposal No. 3 – AR Capital Global Real Estate Income Fund into Shelton Real Estate Income Fund

	AR Capital Global	AR Capital Global	Shelton Real Estate
	Real Estate Income	Real Estate Income	Income Fund
	Fund Class A	Fund Class C	Investor Class
Shareholder fees (fees paid directly from your investment)
Maximum Sales Charges (Load)	4.50%(1)	None	None
Imposed on Purchases (as a percentage of the offering price)
Maximum Deferred Sales Charge (Load)	1.00%(2)	1.00%(3)	None
(as a percentage of the original purchase price or redemption proceeds, whichever is lower)

(1) The initial sales charge may be waived for purchases by certain types of accounts, including fee-based advisory accounts.

(2) Only applies for purchases of greater than $1 million that are redeemed within one year of purchase.

(3) For Class C shares, no deferred sales charge applies after one year.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.80%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%
Other Expenses	3.68%	3.68%	0.67%
Acquired Fund Fees and Expenses(1)
(fees and expenses incurred directly by the fund as a result of investment in shares of one or more other funds)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	4.85%	5.60%	1.74%
Expense Reimbursement	(3.33)%(2)	(3.33)%(2)	(0.32)%(3)
Total Fund Operating Expenses
After Expense Reimbursement	1.52%	2.27%	1.42%

(1) “Acquired Fund Fees and Expenses’’ are the indirect costs of investing in other investment companies.

(2) Shelton has contractually agreed to waive a portion or all of its management fees and pay fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the “Other Expenses” to 0.35% of average daily net assets of the fund’s shares (the “Expense Cap”). The Expense Cap will remain in effect indefinitely. Shelton may recover from the fund any fees or expenses previously waived or paid by Shelton or NFA pursuant to this agreement for three years from the date they were waived or paid. Shelton’s ability to recover any previously waived fees and paid expenses is subject to the Expense Cap as in effect at the time such fees were waived or expenses were paid.

(3) Shelton has contractually agreed to waive a portion or all of its management fees and pay fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the “Other Expenses” to 0.35% of average daily net assets of the fund’s shares (the “Expense Reimbursement”). The Expense Reimbursement will remain in effect for at least one year following the Reorganization, and may be terminated before that date only by the Board of Trustees of SCM Trust. Shelton may recover any previously waived fees and paid expenses from the fund pursuant to this agreement for three years from the date they were waived or paid. Shelton’s ability to recover any previously waived fees and paid expenses is subject to the Expense Reimbursement as in effect at the time such fees were waived or expenses were paid.

	AR Capital Global Real Estate Income Fund Advisor Class	Shelton Real Estate Income Fund Institutional Class
Shareholder fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.80%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	3.68%	0.67%
Acquired Fund Fees and Expenses(1)
(fees and expenses incurred directly by the fund as a result of investment in shares of one or more other funds)	0.02%	0.02%
Total Annual Fund Operating Expenses	4.60%	1.49%
Expense Reimbursement	(3.33)%(2)	(0.32)%(3)
Total Fund Operating Expenses
After Expense Reimbursement	1.27%	1.17%

(1) “Acquired Fund Fees and Expenses’’ are the indirect costs of investing in other investment companies.

(2) Shelton has contractually agreed to waive a portion or all of its management fees and pay fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the “Other Expenses” to 0.35% of average daily net assets of the fund’s shares (the “Expense Cap”). The Expense Cap will remain in effect indefinitely. Shelton may recover from the fund any fees or expenses previously waived or paid by Shelton or NFA pursuant to this agreement for three years from the date they were waived or paid. Shelton’s ability to recover any previously waived fees and paid expenses is subject to the Expense Cap as in effect at the time such fees were waived or expenses were paid.

(3) Shelton has contractually agreed to waive a portion or all of its management fees and pay fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the “Other Expenses” to 0.35% of average daily net assets of the fund’s shares (the “Expense Reimbursement”). The Expense Reimbursement will remain in effect for at least one year following the consummation of the Reorganization, and may be terminated before that date only by the Board of Trustees of SCM Trust. Shelton may recover any previously waived fees and paid expenses from the fund pursuant to this agreement for three years from the date they were waived or paid. Shelton’s ability to recover any previously waived fees and paid expenses is subject to the Expense Reimbursement as in effect at the time such fees were waived or expenses were paid.

As illustrated above, with respect to particular fees:

•	Each Acquiring Fund has an equivalent or lower management fees compared to its corresponding Acquired Fund.

•	The Class A shares of the Acquired Funds and the Class C shares of the Acquired Funds assess a 0.25% 12b-1 fee and a 1.00% 12b-1 fee, respectively. The Investor Class of the Acquiring Funds will have a 0.25% 12b-1 fee. Neither the Advisor Class shares nor the Institutional Class shares of the Acquiring Funds impose a 12b-1 fee.

•	The Class A shares of the Acquired Funds assess a maximum sales charge of up to 4.5%. Neither Advisor Class nor Class C shares of the Acquired Funds have sale charges upon purchase. The Acquiring Funds do not assess sales charges upon purchase.

•	The Class A and Class C shares of the Acquired Funds may charge up to a maximum 1.00% deferred sales charge upon redemption. The Acquiring Funds do not assess exchange or deferred sales charges.

•	The total fund operating expenses after expense reimbursement for each share class of an Acquiring Fund is equal to or lower than those of the corresponding share class of the corresponding Acquired Fund.

Example

This Example is intended to help you compare the cost of investing in each share class of the Acquired Funds with the cost of investing in the corresponding share class of the Acquiring Fund, assuming the Reorganizations have been completed. The Example assumes that you invest $10,000 in each of the Acquired Funds and corresponding Acquiring Fund for the time periods indicated, that your investment has a 5% return each year, and that each of the Acquired Funds’ and corresponding Acquiring Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

Proposal No. 1 – AR Capital BDC Income Fund into Shelton BDC Income Fund

	1 Year	3 Years
AR Capital BDC Income Fund, Class A	$1,437	$4,035
AR Capital BDC Income Fund, Class C	$1,103	$3,904
Shelton BDC Income Fund, Investor Class	$1,034	$2,970

	1 Year	3 Years
AR Capital BDC Income Fund, Advisor Class	$1,011	$3,703
Shelton BDC Income Fund, Institutional Class	$1,011	$2,912

Proposal No. 2 – AR Capital Real Estate Income Fund into Shelton Real Estate Income Fund

	1 Year	3 Years
AR Capital Real Estate Income Fund, Class A	$588	$1,091
AR Capital Real Estate Income Fund, Class C	$220	$896
Shelton Real Estate Income Fund, Investor Class	$145	$517

	1 Year	3 Years
AR Capital Real Estate Income Fund, Advisor Class	$119	$595
Shelton Real Estate Income Fund, Institutional Class	$1,019	$440

Proposal No. 3 – AR Capital Global Real Estate Income Fund into Shelton Real Estate Income Fund

	1 Year	3 Years
AR Capital Global Real Estate Income Fund, Class A	$598	$1,558
AR Capital Global Real Estate Income Fund, Class C	$230	$1,374
Shelton Real Estate Income Fund, Investor Class	$145	$517

	1 Year	3 Years
AR Capital Global Real Estate Income Fund, Advisor Class	$129	$1,088
Shelton Real Estate Income Fund, Institutional Class	$119	$440

The Example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Pro Forma Capitalization

The following tables set forth the capitalization of each Acquired Fund (and each share class thereof) as of June 30, 2016 and, on a pro forma basis, the capitalization of the corresponding Acquiring Fund (and each share class thereof), assuming that the Reorganizations have been completed. Additionally, the table shows that capitalization of the Shelton Real Estate Income Fund if Proposal 2 and 3 are approved. Pro forma capitalization information is provided for the Acquiring Funds, as such funds will not have commenced operations prior to the Reorganizations. The following is an example of the number of shares of each Acquiring Fund that would be exchanged for shares of the corresponding Acquired Fund if the Reorganizations were consummated on June 30, 2016 and do not reflect the number of shares or value of shares that would actually be received if the Reorganizations, as depicted, occur. Each shareholder of each Acquired Fund will receive the number of full and fractional corresponding shares of the corresponding Acquiring Fund equal in value to the value (as of the Valuation Time) of the shares of the Acquired Fund held by the shareholder. As noted, the Acquiring Funds are newly-organized funds, without assets or liabilities, and were created for the purpose of acquiring the assets and liabilities of the Acquired Funds. The Acquired Funds will be the accounting survivors for financial statement purposes.

Proposal No. 1 – AR Capital BDC Income Fund into Shelton BDC Income Fund

Acquired Fund – Class A & C	Acquired Fund (unaudited)	Pro Forma Adjustments to Capitalization	Acquiring Fund – Investor Class After Reorganization (estimated) (unaudited)
Net Assets	$16,987,372.52	--	$16,987,372.52
Total Shares Outstanding	1,943,946.462	(245,209,210)	1,698,737.252
Net Asset Value Per Share		--	$10.00

Acquired Fund – Advisor Class
Net Assets	$421,177.21	--	$421,177.21
Total Shares Outstanding	48,722.949	(6,605,228)	42,117.721
Net Asset Value Per Share		--	$10.00

Proposal No. 2 – AR Capital Real Estate Income Fund into Shelton Real Estate Income Fund

Acquired Fund – Class A & C	Acquired Fund (unaudited)	Pro Forma Adjustments to Capitalization	Acquiring Fund – Investor Class After Reorganization (estimated) (unaudited)
Net Assets	$16,858,249.35	--	$16,858,249.35
Total Shares Outstanding	1,521,001.325	164,823.610	1,685,824.935
Net Asset Value Per Share		--	$10.00

Acquired Fund – Advisor Class
Net Assets	$691,407.64	--	$691,407.64
Total Shares Outstanding	62,292.024	6,848.740	69,140.764
Net Asset Value Per Share		--	$10.00

Proposal No. 3 – AR Capital Global Real Estate Income Fund into Shelton Real Estate Income Fund

Acquired Fund – Class A &C	Acquired Fund (unaudited)	Pro Forma Adjustments to Capitalization	Acquiring Fund – Investor Class After Reorganization (estimated) (unaudited)
Net Assets	$2,571,942.75	--	$2,571,942.75
Total Shares Outstanding	285,252.188	(28,057.913)	257,194.275
Net Asset Value Per Share		--	$9.02

Acquired Fund – Advisor Class
Net Assets	$497,106.93	--	$497,106.93
Total Shares Outstanding	54,993.775	(5,283.082)	49,710.693
Net Asset Value Per Share		--	$10.00

Combined Proposals 2 and 3 AR Real Estate Income Fund and AR Capital Global Real Estate Income Fund into Shelton Real Estate Income Fund

Acquired Funds – Class A & C	Acquired Funds (unaudited)	Pro Forma Adjustments to Capitalization	Acquiring Fund – Investor Class After Reorganization (estimated) (unaudited)
Net Assets	$19,430,192.10	--	$19,430,192.10

Total Shares Outstanding	1,806,253.513	136,765,697	1,943,019.210

		--	$10.00

Acquired Funds – Advisor Class
Net Assets	$1,188,514.57	--	$1,188,514.57

Total Shares Outstanding	117,285.799	1,565.658	118,851.457

Net Asset Value Per Share		--	$10.00

Portfolio Turnover

The Acquired Funds and the Acquiring Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a fund’s performance. The Acquiring Funds do not have portfolio turnover rates to report because they have not yet commenced operations. However, because each Acquiring Fund will be managed in a similar manner as the corresponding Acquired Fund, the portfolio turnover rate of each Acquiring Fund is anticipated to be similar to that of the corresponding Acquired Fund. During the fiscal year ended March 31, 2016:

•	The portfolio turnover rate of the AR Capital BDC Income Fund was 166% of the average value of its portfolio.

•	The portfolio turnover rate of the AR Capital Real Estate Income Fund was 99% of the average value of its portfolio.

•	The portfolio turnover rate of the AR Capital Global Real Estate Income Fund was 289% of the average value of its portfolio.

Comparison of Investment Objectives, Strategies and Policies

Each Acquiring Fund is designed to be similar from an investment perspective to its corresponding Acquired Fund. Indeed, the investment objective of each Acquired Fund is identical to the investment objective of the corresponding Acquiring Fund.

The principal investment strategies of the AR Capital BDC Income Fund and the Shelton BDC Income Fund are identical.

As described in further detail below, the principal investment strategies of the AR Capital Real Estate Income Fund and the Shelton Real Estate Income Fund, as well as the principal investment strategies of the AR Capital Global Real Estate Income Fund and the Shelton Real Estate Income Fund are similar. The funds differ in the extent to which they invest in foreign securities. Specifically, the AR Capital Global Real Estate Income Fund invests at least 40% of its net assets in real estate securities of companies that are organized or located outside of the United States and that principally invest in non-U.S. markets. The AR Capital Real Estate Income Fund has historically invested substantially all of its assets in domestic securities, although it has the flexibility to invest up to 20% of its net assets in foreign securities. The Shelton Real Estate Income Fund may invest up to 20% of its net assets in real estate securities of companies that are organized or located outside of the United States and that principally invest in non-U.S. markets.

Therefore, the Shelton Real Estate Income Fund generally invests in foreign securities to a lesser extent than the AR Capital Global Real Estate Income Fund. As a result, the risks associated with investments in foreign securities will impact the Shelton Real Estate Income Fund to a lesser extent than the AR Capital Global Real Estate Income Fund. Furthermore, even though the AR Capital Real Estate Income Fund and the Shelton Real Estate Income Fund have the same ability to invest in foreign securities, given that the AR Capital Real Estate Income Fund has not invested in foreign securities, to the extent the Shelton Real Estate Income Fund invests in foreign securities, the risks associated with investments in foreign securities will impact the Shelton Real Estate Income Fund to a greater extent than the AR Capital Real Estate Income Fund.

In addition, for the AR Capital Real Estate Income Fund and AR Capital Global Real Estate Income Fund, there will be significant continuity in portfolio management following the Reorganizations, as the Funds’ current portfolio manager is expected to serve as the portfolio manager for the Shelton Real Estate Income Fund.

The remainder of this section describes the investment objectives and principal investment strategies of each of the Acquired Funds and corresponding Acquiring Funds. Please be aware that this is only a brief discussion. More complete information may be found in the Prospectuses of the Acquired Funds and Acquiring Funds. Please note, however, that on August 1, 2016, the financial information in the Acquired Funds’ Registration Statement will become stale and no additional shares of the Acquired Funds may be sold because the Acquired Funds do not intend to file a post-effective amendment to update this information.

Investment Objective

The AR Capital BDC Income Fund and the Shelton BDC Income Fund have the same investment objective: to provide a high level of income with the potential for capital appreciation.

The AR Capital Real Estate Income Fund and the Shelton Real Estate Income Fund have the same investment objective: to provide current income with the potential for capital appreciation.

The AR Capital Global Real Estate Income Fund and the Shelton Real Estate Income Fund have the same investment objective: to provide current income with the potential for capital appreciation.

Principal Investment Strategy and Policies

AR Capital BDC Income Fund and Shelton BDC Income Fund (each, a “Fund”)

Please note that the principal investment strategies of the AR Capital BDC Income Fund and the Shelton BDC Income Fund provided below are identical, except that all references to the AR Capital BDC Income Fund’s sub-adviser are replaced with references to the Shelton BDC Income Fund’s adviser. In the description below, both are referred to as “the Fund’s adviser.”

The Funds invest, under normal circumstances, substantially all (and under normal market conditions, at least 80%) of their net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of business development companies (“BDCs”) that are traded on one or more nationally recognized securities exchanges. The equity securities in which the Funds may invest consist of:

•	common stocks;

•	securities convertible into common stocks; and

•	preferred stocks.

In addition, although the Funds typically invest in equity securities, the Funds may invest up to 20% of their net assets in debt securities of BDCs and other issuers of any maturity, duration or credit rating.

BDCs are publicly-held, closed-end investment funds that are regulated by the 1940 Act. BDCs primarily lend to or invest in private or thinly-traded companies. They also offer managerial assistance to the companies in which they invest. BDCs must adhere to various substantive regulatory requirements under the 1940 Act.

For example, the 1940 Act restricts the types of assets in which a BDC may invest (i.e., at least 70% of the BDC’s total assets must be “qualifying assets,” as defined in the 1940 Act). The 1940 Act also regulates how BDCs employ “leverage” (i.e., how BDCs use borrowed funds to make investments). Because the 1940 Act applies unique “coverage ratio” tests to BDCs, BDCs may incur more debt than other regulated closed-end investment companies. Specifically, on one hand, the total assets of a closed-end investment company (other than a BDC) must exceed the fund’s outstanding debt by at least 300%. On the other hand, the total assets of a BDC must exceed the BDC’s outstanding debt by only 200%, thereby allowing a BDC to employ more leverage than other regulated closed-end investment companies. Leverage magnifies the potential for gain and loss on amounts invested and, as a result, increases the risks associated with the securities of leveraged companies.

The Fund’s adviser evaluates equity securities primarily on the BDC’s or other issuer’s ability to sustain its current dividend and secondarily considers the potential for capital appreciation. The Fund’s adviser intends to allocate the Funds’ assets among BDCs that, in its view, are paying attractive rates of distribution and appear capable of sustaining that distribution level over time. The Fund’s adviser incorporates into its assessment, among other factors, dividend yield, price to book, financial operations, portfolio of investments and management quality. The Fund’s adviser will also consider the amount of leverage employed by a BDC or other issuer before deciding to invest in its securities. In selecting securities for investment, the Fund’s adviser generally seeks to invest in securities with relatively high distribution rates, and that it believes will continue to pay distributions at those rates for the foreseeable future. Distributions from such securities may consist of income, capital gains and/or return of capital and cannot be guaranteed to continue.

When selecting securities for the Funds, the Fund’s adviser may utilize fundamental, technical and other related methodologies to determine the intrinsic value of a security. The Fund’s adviser expects that it will sell a security if, in the judgment of the portfolio manager, the security’s income potential has been compromised, an issuer’s fundamentals have deteriorated or may deteriorate or a more attractive investment opportunity is identified.

The Funds may invest up to 15% of their net assets in illiquid securities.

AR Capital Global Real Estate Income Fund and Shelton Real Estate Income Fund (each, a “Fund”)

Please note that the principal investment strategies of the AR Capital Global Real Estate Income Fund and the Shelton Real Estate Income Fund differ only with respect to their investments in foreign securities.

The Funds concentrate their investments in securities of issuers in the real estate industry (also referred to herein as “real estate securities”), including securities issued by real estate investments trusts (“REITs”) and REIT-like entities. The Funds invest substantially all (and under normal market conditions, at least 80%) of their net assets (plus any borrowings for investment purposes) in income producing real estate securities. The adviser evaluates securities based primarily on the relative attractiveness of income and secondarily considers the potential for capital appreciation. The adviser considers real estate securities to be securities issued by a company that (a) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or (b) has at least 50% of its assets invested in such real estate. The adviser plans to sell a security if, in the judgment of the portfolio manager, the security’s income potential has been compromised, an issuer’s fundamentals have deteriorated or may deteriorate or a more attractive investment opportunity is identified.

The Funds invest in both equity and debt securities, and invests to a substantial degree in securities issued by REITs. REITs are pooled investment vehicles that own interests in real estate, real-estate related loans or similar interests, and their revenue primarily consists of rent derived from owned, income-producing real estate properties and capital gains from the sale of such properties. A majority of the REITs in which the Funds invest are generally considered by the Advisor to be medium- or small-capitalization companies. The Funds will not invest in non-traded REITs that are sponsored, managed or distributed by affiliates of NFA.

Equity securities in which the Funds may invest include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. Although the adviser anticipates that the Funds will invest a substantial portion of their assets in equity securities, the Funds may invest up to 100% of their net assets in debt securities of any maturity, duration or credit rating. Debt securities in which the Funds may invest include corporate debt obligations and commercial mortgage-backed securities (“CMBS”). Debt securities acquired by the Funds may also include high-yield debt securities (commonly referred to as “junk” bonds) issued or guaranteed by real estate companies or other companies. The Funds invest in securities across all market capitalization ranges.

The AR Capital Global Real Estate Income Fund invests significantly in foreign securities. The AR Capital Global Real Estate Income Fund invests (at least 40% of its net assets) in real estate securities of companies that are organized or located outside of the U.S. and that principally invest in non-U.S. markets. If the adviser deems market conditions to be unfavorable, the AR Capital Global Real Estate Income Fund will invest at least 30% of its net assets in such non-U.S. companies.

The Shelton Real Estate Income Fund, on the other hand, may invest up to 20% of its net assets in real estate securities of companies that are organized or located outside of the U.S. and that principally invest in non-U.S. markets.

The Funds consider a company that derives at least 50% of its revenue from investments outside the U.S. or that has at least 50% of its assets invested outside of the U.S. as principally invested in non-U.S. markets.

Under normal market conditions, the Funds expect to have investments across different countries and regions, but in no less than three different countries, including the U.S. The non-U.S. companies in which the Funds invest may include those located or invested in emerging markets. Emerging markets are typically in countries that are in the process of industrialization and have lower gross national products than more developed countries. The Funds are not limited in the extent to which they may invest in companies located or invested in emerging markets.

The adviser expects that a portion of the Funds’ investments in non-U.S. companies will be in the form of American Depositary Receipts (“ADRs”). An ADR is a negotiable certificate that evidences an ownership interest in American Depositary Shares, which, in turn, represent an interest in the shares of a non-U.S. company that has been deposited with a U.S. bank. ADRs trade in U.S. dollars and clear through U.S. settlement systems. The ADRs in which the Funds invest are listed on a U.S. stock exchange or traded over-the-counter in the U.S. The Funds may invest in “sponsored” and “unsponsored” ADRs. Sponsored ADRs are those in which the non-U.S. company enters into an agreement directly with the U.S. depositary bank to arrange for recordkeeping, forwarding of shareholder communications, payment of dividends and other services. An unsponsored ADR is setup without the cooperation of the non-U.S. company, and may be initiated by a broker-dealer wishing to establish a U.S. trading market.

To manage the Funds’ currency exposures stemming from its investments in foreign securities, the Funds may enter into foreign currency exchange contracts to gain or hedge currency exposure or control risk.

The Funds may invest up to 15% of their net assets in illiquid securities.

AR Capital Real Estate Income Fund and Shelton Real Estate Income Fund (each, a “Fund”)

Although each fund has the ability to invest up to 20% of its net assets in foreign securities, please note that the AR Capital Real Estate Income Fund has not historically invested in foreign securities.

The Funds concentrate their investments in real estate securities (i.e., securities of issuers in the real estate industry), including securities issued by REITs and REIT-like entities. The Funds invest, under normal circumstances, substantially all (and under normal market conditions, at least 80%) of their net assets (plus any borrowings for investment purposes) in income producing real estate securities. The adviser evaluates securities based primarily on the relative attractiveness of income and secondarily considers the potential for capital appreciation. The adviser considers real estate securities to be securities issued by a company that (a) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or (b) has at least 50% of its assets invested in such real estate. The adviser plans to sell a security if, in the judgment of the portfolio manager, the security’s income potential has been compromised, an issuer’s fundamentals have deteriorated or may deteriorate or a more attractive investment opportunity is identified.

The Funds invest in both equity and debt securities, and invests to a substantial degree in securities issued by REITs. REITs are pooled investment vehicles that own interests in real estate, real-estate related loans or similar interests, and their revenue primarily consists of rent derived from owned, income-producing real estate properties and capital gains from the sale of such properties. A majority of the REITs in which the Funds invest are generally considered by the adviser to be medium- or small-capitalization companies. The Funds will not invest in non-traded REITs that are sponsored, managed or distributed by affiliates of the adviser.

Equity securities in which the Funds may invest include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. Although the adviser anticipates that the Funds will invest a substantial portion of their assets in equity securities, the Funds may invest up to 100% of their net assets in debt securities of any maturity, duration or credit rating. Debt securities in which the Funds may invest include corporate debt obligations and CMBS. Debt securities acquired by the Funds may also include high-yield debt securities (commonly referred to as “junk” bonds) issued or guaranteed by real estate companies or other companies. The Funds invest in securities across all market capitalization ranges.

With respect to investments in foreign securities, each Fund has the flexibility to invest up to 20% of its net assets in foreign securities, although the AR Capital Real Estate Income Fund has historically invested substantially all of its assets in domestic securities.

The Shelton Real Estate Income Fund considers a company that derives at least 50% of its revenue from investments outside the U.S. or that has at least 50% of its assets invested outside of the U.S. as principally invested in non-U.S. markets.

Under normal market conditions, the Shelton Real Estate Income Fund expects to have investments across different countries and regions, but in no less than three different countries, including the U.S. The non-U.S. companies in which the Shelton Real Estate Income Fund invests may include those located or invested in emerging markets. Emerging markets are typically in countries that are in the process of industrialization and have lower gross national products than more developed countries. The Shelton Real Estate Income Fund is not limited in the extent to which it may invest in companies located or invested in emerging markets.

The adviser expects that a portion of the Shelton Real Estate Income Fund’s investments in non-U.S. companies will be in the form of American Depositary Receipts (“ADRs”). An ADR is a negotiable certificate that evidences an ownership interest in American Depositary Shares, which, in turn, represent an interest in the shares of a non-U.S. company that has been deposited with a U.S. bank. ADRs trade in U.S. dollars and clear through U.S. settlement systems. The ADRs in which the Shelton Real Estate Income Fund invests are listed on a U.S. stock exchange or traded over-the-counter in the U.S. The Shelton Real Estate Income Fund may invest in “sponsored” and “unsponsored” ADRs. Sponsored ADRs are those in which the non-U.S. company enters into an agreement directly with the U.S. depositary bank to arrange for recordkeeping, forwarding of shareholder communications, payment of dividends and other services. An unsponsored ADR is setup without the cooperation of the non-U.S. company, and may be initiated by a broker-dealer wishing to establish a U.S. trading market.

To manage the Shelton Real Estate Income Fund’s currency exposures stemming from its investments in foreign securities, the Shelton Real Estate Income Fund may enter into foreign currency exchange contracts to gain or hedge currency exposure or control risk.

The Funds may invest up to 15% of its net assets in illiquid securities.

Comparison of Performance

No performance information is included here as the Acquiring Funds have not yet commenced investment operations.

Comparison of Key Features of the Funds

Distribution and Shareholder Services Plans. The Acquired Funds have adopted a distribution and/or shareholder service plan for Class A and Class C shares. Each of the Acquiring Funds has adopted a distribution and/or shareholder services plan for Investor Class shares only.

Purchase, Exchange, and Redemption Procedures. The Class A shares of the Acquired Funds assess a maximum sales charge upon purchase of up to 4.5%. Neither Advisor Class nor Class C shares of the Acquired Funds have sale charges upon purchase. The Acquiring Funds do not assess sales charges upon purchase.

The Class A and Class C shares of the Acquired Funds may charge up to a maximum 1.00% deferred sales charge upon redemption. The Acquiring Funds do not assess exchange or deferred sales charges.

For more information, please see “ADDITIONAL COMPARISONS OF THE ACQUIRED FUND AND ACQUIRING FUND – Pricing of Funds and Purchase, Exchange and Redemption Procedures” in this Proxy Statement/Prospectus.

Service Providers. Shelton currently serves as investment adviser to the Acquired Funds and will serve as the investment adviser to the Acquiring Funds following the Reorganizations. Shelton will also serve as the administrator of the Acquiring Funds following the Reorganizations.

For more information about the Acquired Funds’ and Acquiring Funds’ investment advisers please see the sections titled: “ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUNDS – Investment Management” in this Proxy Statement/Prospectus.

The Acquiring Funds will use a number of different service providers than are currently used by the Acquired Funds. Among the service providers, the Acquiring Funds will have the same transfer agent, fund accountant and distributor as the Acquired Funds, but a different administrator and custodian. The table below lists the service providers of the Acquired Funds and the Acquiring Funds.

Acquired Funds	Acquiring Funds
Transfer agency, fund administration and fund accounting	Transfer agency and fund accounting
Gemini Fund Services	Gemini Fund Services
Fund administration
Shelton Capital Management
Distribution
RFS Partners, LP	RFS Partners, LP
Custodian
MUFG Union Bank, N.A.	U.S. Bank, National Association

For more information about the service providers to the Acquiring Funds, please see “ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUNDS – Service Providers” in this Proxy Statement/Prospectus.

COMPARISON OF PRINCIPAL INVESTMENT RISKS

Like all investments, an investment in an Acquired Fund or Acquiring Fund involves risk. All investments carry some degree of risk that will affect the value of each Acquired Fund and Acquiring Fund, as well as their investment performance and the price of their shares. As a result, you could lose money if you invest in an Acquired Fund or Acquiring Fund. There is no assurance that an Acquired Fund or Acquiring Fund will meet its investment objective. The ability of an Acquired Fund or Acquiring Fund to achieve its investment objective will depend on, among other things, its portfolio manager’s analytical and portfolio management skills. An investment in an Acquired Fund or Acquiring Fund is not a deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal investment risks of a fund largely depend upon the fund’s principal investment strategies. The principal investment strategies of the AR Capital BDC Income Fund and the Shelton BDC Income Fund are identical. The principal investment strategies of the AR Capital Real Estate Income Fund and the Shelton Real Estate Income Fund, as well as the principal investment strategies of the AR Capital Global Real Estate Income Fund and the Shelton Real Estate Income Fund are similar. The funds differ in the extent to which they invest in foreign securities. Specifically, the AR Capital Global Real Estate Income Fund invests at least 40% of its net assets in real estate securities of companies that are organized or located outside of the United States and that principally invest in non-U.S. markets. The AR Capital Real Estate Income Fund has historically invested substantially all of its assets in domestic securities, although it has the flexibility to invest up to 20% of its net assets in foreign securities. The Shelton Real Estate Income Fund may invest up to 20% of its net assets in real estate securities of companies that are organized or located outside of the United States and that principally invest in non-U.S. markets.

Therefore, the Shelton Real Estate Income Fund generally invests in foreign securities to a lesser extent than the AR Capital Global Real Estate Income Fund. As a result, the risks associated with investments in foreign securities will impact the Shelton Real Estate Income Fund to a lesser extent than the AR Capital Global Real Estate Income Fund. Furthermore, even though the AR Capital Real Estate Income Fund and the Shelton Real Estate Income Fund have the same ability to invest in foreign securities, given that the AR Capital Real Estate Income Fund has not invested in foreign securities, to the extent the Shelton Real Estate Income Fund invests in foreign securities, the risks associated with investments in foreign securities will impact the Shelton Real Estate Income Fund to a greater extent than the AR Capital Real Estate Income Fund.

The remainder of this section describes the principal investment risks of each of the Acquired Funds and the corresponding Acquiring Funds. For a more complete description of the risk factors applicable to each Acquired Fund and Acquiring Fund, please see the risk factors set forth in the Prospectuses and Statements of Additional Information of each of the Acquired Funds and Acquiring Funds, which are incorporated by reference into this Proxy Statement/Prospectus. Please note, however, that on August 1, 2016, the financial information in the Acquired Funds’ Registration Statement will become stale and no additional shares of the Acquired Funds may be sold because the Acquired Funds do not intend to file a post-effective amendment to update this information.

AR Capital BDC Income Fund and Shelton BDC Income Fund (each, a “Fund”)

Please note that the principal investment risks of the AR Capital BDC Income Fund and the Shelton BDC Income Fund provided below are identical.

Market Risk – Both Funds. An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund. Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

BDC Risk – Both Funds. The Fund primarily invests, under normal circumstances, in securities issued by publicly-traded BDCs. As a result, the Fund’s portfolio will be significantly affected by the performance of the BDCs in which the Fund invests and the performance of such BDCs’ portfolio companies, as well as the overall economic environment. The Fund may be exposed to greater risk and experience higher volatility than would a portfolio that was not focused on investing in BDCs.

BDCs primarily invest in privately-held and thinly-traded companies. These types of portfolio companies are generally considered to be below investment grade, and the debt securities of those companies, in turn, are often referred to as “high-yield” or “junk.” The revenues, income (or losses) and valuations of these companies can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. In addition, the fair value of a BDC’s investments in privately-held or thinly-traded companies often is not readily determinable. Although each BDC’s board of directors is responsible for determining the fair value of these securities, the uncertainty regarding fair value may adversely affect the determination of the BDC’s net asset value (“NAV”). This could cause the Fund’s investments in a BDC to be inaccurately valued.

BDCs often borrow funds to make investments and, as a result, are exposed to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the risks associated with an investment in a leveraged BDC’s securities. Leverage is generally considered a speculative investment technique. Moreover, BDCs’ management fees, which are generally higher than the management fees charged to other funds, are normally payable on gross assets, including those assets acquired through the use of leverage. This may give a BDC’s investment advisor a financial incentive to incur leverage.

Investment in Other Investment Companies Risk – Both Funds. The Fund’s investment in other investment companies, including BDCs, may subject the Fund indirectly to the underlying risks of those investment companies. The Fund also will bear its share of each underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of an investment company may trade at prices that reflect a premium above or a discount below NAV, and such premium or discount may be substantial. If an investment company’s shares are purchased at a premium to NAV, the premium may not exist when those shares are sold, and the Fund could incur a loss.

BDCs, like other investment companies, are often parties to contractual agreements under which a BDC’s investment advisor or another third-party agrees to waive fees or pay a portion of the BDC’s expenses. Once the contract terminates or ends, the BDC’s expenses may increase and, as a result, the acquired fund fees and expenses paid by the Fund’s shareholders may increase as well. Further, the acquired fund fees and expenses paid by the Fund’s shareholders may increase further if the BDC’s investment advisor or another third-party seeks to recoup any previously waived fees or paid expenses.

Medium- and Small-Capitalization Company Risk – Both Funds. BDCs primarily invest in U.S. middle-market companies, which may be considered medium- or small-capitalization companies. Medium- and small-capitalization companies may be newly formed or have limited product lines, distribution channels or financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. Investments in medium- and small capitalization companies may cause a BDC’s NAV to be more volatile compared to investment companies that focus only on large-capitalization companies. Generally, securities of medium- and small-capitalization companies are more likely to experience sharper swings in market values or less liquid markets, in which it may be more difficult to sell at favorable times and at favorable prices.

Common Stock Risk – Both Funds. While common stock has historically generated higher average returns than debt securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Preferred Stock Risk – Both Funds. There are various risks associated with investing in preferred stock, including credit risk, liquidity risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

Debt Securities Risk – Both Funds. When the Fund invests in debt securities, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Convertible Securities Risk – Both Funds. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer, and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

High-Yield (“Junk”) Bond Risk – Both Funds. The portfolio companies in which BDCs invest are generally considered to be below investment grade, and the debt securities of those companies, in turn, are often referred to as “high-yield” or “junk.” These bonds involve a greater risk of default or price change due to changes in the issuer’s credit quality. The values of these bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of high-yield or junk bonds can decline significantly over short periods of time. In addition, debt securities issued by a BDC may also be considered to be non-investment grade or junk.

Credit Risk of Underlying Investments – Both Funds. The Fund is indirectly exposed to the credit risk associated with the debt investments of the BDCs in which the Fund invests. BDCs invest in small companies in the initial stages of development. The types of portfolio companies in which BDCs invest are generally considered to be below investment grade, and the debt securities of those companies, in turn, are often referred to as “high-yield” or “junk.” There is an increased risk that such a portfolio company will fail to make payments on its debts as compared to more developed companies. If a portfolio company fails to make payments to a BDC, the BDC’s performance could be negatively affected and, to the extent that the Fund invests in the BDC, the value of the Fund’s investment in the BDC may be negatively affected as well.

Liquidity Risk – Both Funds. A security is considered to be illiquid if the Fund is unable to sell such security within seven days at the price at which the Fund values the security. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and could be more difficult to value.

Non-Diversification Risk – Both Funds. The Fund is classified as a non-diversified management investment company under the 1940 Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. The value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as operational performance, financial leverage and investment-level performance. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Management Risk – Both Funds. The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Fund’s adviser’s judgments about the attractiveness, value and potential appreciation of securities issued by a BDC or other investment company may prove to be incorrect and may not produce the desired results.

Large Shareholder Risk – Both Funds. To the extent that shares of the Fund are held by large shareholders, the Fund is subject to the risk that these shareholders will redeem Fund shares in large amounts. These transactions could adversely affect the Fund if it is forced to sell portfolio securities to raise the cash that is necessary to satisfy shareholder redemption requests. This risk is particularly pronounced when one shareholder owns a substantial portion of the Fund.

AR Capital Global Real Estate Income Fund and Shelton Real Estate Income Fund (each, a “Fund”)

Real Estate Industry Concentration Risk – Both Funds. The Fund concentrates its investments in real estate securities. As a result, the Fund’s portfolio is significantly impacted by the performance of the real estate market generally, and the Fund may be exposed to greater risk and experience higher volatility than would a more diversified portfolio. In particular, the value of the Fund’s shares will be impacted by factors generally affecting the value of real estate and the earnings of companies engaged in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans or poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs.

REIT Risk – Both Funds. In addition to the general risks associated with investments in the real estate industry, investing in REITs will subject the Fund to various risks. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Changes in interest rates may make REIT shares less attractive than other income-producing investments. REITs could possibly fail to qualify for pass-through of income under applicable tax law. The market value of REIT shares, and the ability of REITs to distribute income, may be adversely affected by numerous factors, including, among others: rising interest rates, real estate taxes and costs; adverse changes in government regulation; changes in the national, state or local economic climates and real estate markets; and other factors beyond the control of REITs.

Purchasing affiliated REITs may present certain actual or potential conflicts of interest for the Fund. For example, the Fund may come into possession of material non-public information regarding affiliated REITs. The Fund is prohibited by legal and regulatory constraints, and internal policies and procedures, from using such inside information in trading. As a result, the Fund may be unable to buy or sell an affiliated REIT’s securities at opportune times or prices.

Foreign Securities Risk – Both Funds. Investments in foreign securities may be adversely affected by changes in currency exchange rates; decreased liquidity; increased volatility; economic, political and social developments; difficulty in enforcing obligations; and the imposition of foreign withholding taxes on income payable on the foreign securities. In addition, there may be less publicly-available information about foreign issuers than domestic issuers, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. The risks associated with foreign securities can be expected to be greater for investments in emerging markets.

Depositary Receipts Risk – Both Funds. Depositary receipts involve many of the same risks as those associated with direct investments in foreign securities. A depositary receipt may be less liquid than the underlying security in its primary trading market. Holders of depositary receipts may receive limited or no shareholder communications, and may have limited or no voting rights. Investment restrictions in certain countries may adversely impact the value of the depositary receipts and may cause securities of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the depositary and the underlying issuer. Conversely, a depositary may establish an unsponsored facility without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all costs of such depositary receipts, and the depositary is frequently under no obligation to distribute shareholder communications provided by the underlying issuer or to pass through voting rights.

Emerging Markets Securities Risk – Both Funds. Securities of companies located or invested in emerging markets may be more volatile than the securities of domestic issuers or the securities of foreign issuers located or invested in developed markets. The countries in which emerging markets are located often have less mature economies and government institutions. The economies of emerging markets are often heavily dependent on international trade, which may cause them to be adversely affected by trade barriers, foreign exchange controls and other protectionist measures implemented by foreign governments. Investments in emerging markets may be adversely affected by economic, political and social unrest, and are exposed to special risks, including expropriation, nationalization, confiscation, repatriation of invested capital, the imposition of investment restrictions and the lack of hedging positions. The securities and real estate markets of some emerging market countries have experienced substantial market disruptions and may do so in the future.

Currency Risk – Both Funds. Even though the Fund principally invests in non-U.S. markets, the Fund’s NAV is determined in U.S. dollars. As a result, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar and the Fund’s attempt to hedge currency exposure is unsuccessful. In addition, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s NAV. Fluctuations in the exchange rates of currencies could affect a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments.

Currency Hedging Risk – Both Funds. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative used to hedge currency risk and its reference asset, and there can be no assurance that the Fund’s hedging transactions will be effective. Foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably. In addition, the Fund’s currency exposure may not be fully-hedged at all times. The Fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk included in the Fund’s portfolio.

Market Risk – Both Funds. An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund. Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Medium- and Small-Capitalization Company Risk – Both Funds. Many issuers of real estate securities are medium- or small-capitalization companies, many of which may be newly formed or have limited financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. To the extent the Fund invests in medium- or small-capitalization companies, the Fund’s NAV may be more volatile when compared to investment companies that focus only on large-capitalization companies.

Common Stock Risk – Both Funds. While common stock has historically generated higher average returns than debt securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Preferred Stock Risk – Both Funds. There are various risks associated with investing in preferred stock, including credit risk, liquidity risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

Convertible Securities Risk – Both Funds. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

Rights and Warrants Risk – Both Funds. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants and potential price fluctuations due to adverse market conditions or other factors. In addition, changes in a warrant’s value do not necessarily correspond to changes in the value of its underlying security, and the price of the warrant may be more volatile than the price of its underlying security. If a right or warrant is not exercised within a specified time period, it becomes worthless.

Debt Securities Risk – Both Funds. When the Fund invests in debt securities, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Credit Risk – Both Funds. There is a risk that debt issuers will not make payments on the debt securities in which the Fund has invested, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

High-Yield (“Junk”) Bond Risk – Both Funds. Compared to higher quality debt securities, high-yield bonds (commonly referred to as “junk” bonds) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Mortgage-Backed Securities Risk – Both Funds. The Fund may invest in mortgage-backed securities, which are subject to prepayment and call risk (i.e., the risks that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans). Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Liquidity Risk – Both Funds. A security is considered to be illiquid if the Fund is unable to sell such security within seven days at the price at which the Fund values the security. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and could be more difficult to value.

Non-Diversification Risk – Both Funds. The Fund is classified as a non-diversified management investment company under the 1940 Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political, or regulatory occurrence than the value of shares of a diversified investment company.

Management Risk – Both Funds. The NAV of the Fund changes daily based on the value of the securities in which it invests. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Large Shareholder Risk – Both Funds. To the extent that shares of the Fund are held by large shareholders, the Fund is subject to the risk that these shareholders will redeem Fund shares in large amounts. These transactions could adversely affect the Fund if it is forced to sell portfolio securities to raise the cash that is necessary to satisfy shareholder redemption requests. This risk is particularly pronounced when one shareholder owns a substantial portion of the Fund.

AR Capital Real Estate Income Fund and Shelton Real Estate Income Fund (each, a “Fund”)

Real Estate Industry Concentration Risk – Both Funds. The Fund concentrates its investments in real estate securities. As a result, the Fund’s portfolio is significantly impacted by the performance of the real estate market generally, and the Fund may be exposed to greater risk and experience higher volatility than would a more diversified portfolio. In particular, the value of the Fund’s shares will be impacted by factors generally affecting the value of real estate and the earnings of companies engaged in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans or poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs.

REIT Risk – Both Funds. In addition to the general risks associated with investments in the real estate industry, investing in REITs will subject the Fund to various risks. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Changes in interest rates may make REIT shares less attractive than other income-producing investments. REITs could possibly fail to qualify for pass-through of income under applicable tax law. The market value of REIT shares, and the ability of REITs to distribute income, may be adversely affected by numerous factors, including, among others: rising interest rates, real estate taxes and costs; adverse changes in government regulation; changes in the national, state or local economic climates and real estate markets; and other factors beyond the control of REITs.

Purchasing affiliated REITs may present certain actual or potential conflicts of interest for the Fund. For example, the Fund may come into possession of material non-public information regarding affiliated REITs. The Fund is prohibited by legal and regulatory constraints, and internal policies and procedures, from using such inside information in trading. As a result, the Fund may be unable to buy or sell an affiliated REIT’s securities at opportune times or prices.

Market Risk – Both Funds. An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund. Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Medium- and Small-Capitalization Company Risk – Both Funds. Many issuers of real estate securities are medium- or small-capitalization companies, many of which may be newly formed or have limited financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. To the extent the Fund invests in medium- or small-capitalization companies, the Fund’s NAV may be more volatile when compared to investment companies that focus only on large-capitalization companies.

Common Stock Risk – Both Funds. While common stock has historically generated higher average returns than debt securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Preferred Stock Risk – Both Funds. There are various risks associated with investing in preferred stock, including credit risk, liquidity risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

Convertible Securities Risk – Both Funds. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

Rights and Warrants Risk – Both Funds. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants and potential price fluctuations due to adverse market conditions or other factors. In addition, changes in a warrant’s value do not necessarily correspond to changes in the value of its underlying security, and the price of the warrant may be more volatile than the price of its underlying security. If a right or warrant is not exercised within a specified time period, it becomes worthless.

Foreign Securities Risk – Both Funds. Investments in foreign securities may be adversely affected by changes in currency exchange rates; decreased liquidity; increased volatility; economic, political and social developments; difficulty in enforcing obligations; and the imposition of foreign withholding taxes on income payable on the foreign securities. In addition, there may be less publicly-available information about foreign issuers than domestic issuers, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. The risks associated with foreign securities can be expected to be greater for investments in emerging markets.

Depositary Receipts Risk – Both Funds. Depositary receipts involve many of the same risks as those associated with direct investments in foreign securities. A depositary receipt may be less liquid than the underlying security in its primary trading market. Holders of depositary receipts may receive limited or no shareholder communications, and may have limited or no voting rights. Investment restrictions in certain countries may adversely impact the value of the depositary receipts and may cause securities of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the depositary and the underlying issuer. Conversely, a depositary may establish an unsponsored facility without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all costs of such depositary receipts, and the depositary is frequently under no obligation to distribute shareholder communications provided by the underlying issuer or to pass through voting rights.

Emerging Markets Securities Risk – Shelton Real Estate Income Fund Only. Securities of companies located or invested in emerging markets may be more volatile than the securities of domestic issuers or the securities of foreign issuers located or invested in developed markets. The countries in which emerging markets are located often have less mature economies and government institutions. The economies of emerging markets are often heavily dependent on international trade, which may cause them to be adversely affected by trade barriers, foreign exchange controls and other protectionist measures implemented by foreign governments. Investments in emerging markets may be adversely affected by economic, political and social unrest, and are exposed to special risks, including expropriation, nationalization, confiscation, repatriation of invested capital, the imposition of investment restrictions and the lack of hedging positions. The securities and real estate markets of some emerging market countries have experienced substantial market disruptions and may do so in the future.

Currency Risk – Shelton Real Estate Income Fund Only. Even though the Fund principally invests in non-U.S. markets, the Fund’s NAV is determined in U.S. dollars. As a result, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar and the Fund’s attempt to hedge currency exposure is unsuccessful. In addition, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s NAV. Fluctuations in the exchange rates of currencies could affect a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments.

Currency Hedging Risk – Shelton Real Estate Income Fund Only. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative used to hedge currency risk and its reference asset, and there can be no assurance that the Fund’s hedging transactions will be effective. Foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably. In addition, the Fund’s currency exposure may not be fully-hedged at all times. The Fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk included in the Fund’s portfolio.

Debt Securities Risk – Both Funds. When the Fund invests in debt securities, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Credit Risk – Both Funds. There is a risk that debt issuers will not make payments on the debt securities in which the Fund has invested, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

High-Yield (“Junk”) Bond Risk – Both Funds. Compared to higher quality debt securities, high-yield bonds (commonly referred to as “junk” bonds) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Mortgage-Backed Securities Risk – Both Funds. The Fund may invest in mortgage-backed securities, which are subject to prepayment and call risk (i.e., the risks that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans). Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Liquidity Risk – Both Funds. A security is considered to be illiquid if the Fund is unable to sell such security within seven days at the price at which the Fund values the security. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and could be more difficult to value.

Non-Diversification Risk – Both Funds. The Fund is classified as a non-diversified management investment company under the 1940 Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political, or regulatory occurrence than the value of shares of a diversified investment company.

Management Risk – Both Funds. The NAV of the Fund changes daily based on the value of the securities in which it invests. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Large Shareholder Risk – Both Funds. To the extent that shares of the Fund are held by large shareholders, the Fund is subject to the risk that these shareholders will redeem Fund shares in large amounts. These transactions could adversely affect the Fund if it is forced to sell portfolio securities to raise the cash that is necessary to satisfy shareholder redemption requests. This risk is particularly pronounced when one shareholder owns a substantial portion of the Fund.

Portfolio Holdings Disclosure

A description of the Acquiring Funds’ policies and procedures with respect to portfolio holdings is available in the Statement of Additional Information of the Acquiring Funds, which is incorporated herein by reference.

INFORMATION ABOUT THE REORGANIZATIONS

Summary of the Proposed Reorganizations

At the Special Meeting, the shareholders of each Acquired Fund will be asked to approve the Plan to reorganize each Acquired Fund into the corresponding Acquiring Fund. The Acquiring Funds are newly-organized funds that will commence operations upon consummation of the Reorganizations. The table below reflects the Acquired Fund and Acquiring Fund involved in each Reorganization, the shareholders of the Acquired Funds to vote on the Reorganizations, and the approximate date the Reorganizations will take effect.

Acquired Fund	Acquiring Fund	Shareholders Voting	Date Reorganization to Take Effect (on or about)
AR Capital BDC Income Fund	Shelton BDC Income Fund	AR Capital BDC Income Fund shareholders	8/31/2016
AR Capital Real Estate Income Fund	Shelton Real Estate Income Fund	AR Capital Real Estate Income Fund shareholders	8/31/2016
AR Capital Global Real Estate Income Fund	Shelton Real Estate Income Fund	AR Capital Global Real Estate Income Fund shareholders	8/31/2016

By voting in favor of a Reorganization, shareholders are also voting to approve the investment advisory agreement between Shelton and SCM Trust on behalf of the applicable Acquiring Fund.

If the Plan is approved by the shareholders of the Acquired Funds and the Reorganizations are consummated, each Acquired Fund will transfer all of its assets and liabilities to SCM Trust, which shall assign all such assets and liabilities to the corresponding Acquiring Fund (the liabilities being transferred are the typical liabilities associated with the day-to-day operations of a mutual fund, and no Acquired Fund is aware of any other outstanding liabilities). Shareholders of the Acquired Funds will receive shares of the corresponding Acquiring Funds based upon the Acquired Funds’ and Acquiring Funds’ respective net asset values (“NAVs”) as of the close of the New York Stock Exchange (typically 4:00 pm Eastern Time) (the “Valuation Time”) on the date of the Reorganizations are effected (the “Closing Date”). Immediately thereafter, each Acquired Fund will distribute shares of the Acquiring Fund it received to its shareholders. The Acquired Funds will distribute the shares by establishing accounts on the Acquiring Funds’ records in the names of those shareholders. Each Acquiring Fund has two classes of shares: Investor Class and Institutional Class. Class A and Class C shareholders of each Acquired Fund will receive Investor Class shares of the corresponding Acquiring Fund. Advisor Class shareholders of each Acquired Fund will receive Institutional Class shares of the corresponding Acquiring Fund. The amount of shares distributed to a shareholder will depend upon the Acquired Fund(s) in which he or she held shares and the dollar value of his or her investment. Shareholders of the AR Capital BDC Income Fund will receive the same number of full and fractional shares of the Shelton BDC Income Fund as they originally held. Shareholders of the AR Capital Real Estate Income Fund and the AR Capital Global Real Estate Income Fund may receive a different number of shares compared to what they originally held, because the two Acquired Funds will be merged into the Shelton Real Estate Income Fund. In no case, however, will the dollar value of a shareholder’s investment be diluted.

The estimated cost for the Reorganizations is $40,000. Shelton will pay (or Shelton will cause to be paid) all expenses of SCM Trust relating to the Reorganizations. National Fund Advisors, LLC (“NFA”), the Acquired Funds’ previous investment adviser, will pay (or will cause to be paid) all expenses of the Acquired Funds relating to the Reorganizations. Neither the Acquired Funds, the Acquiring Funds, nor their shareholders will bear any expenses relating to the Reorganizations.

The Plan may not be changed except by an agreement signed by each party to the Plan. In addition, the Plan may be terminated and the Reorganizations abandoned at any time (whether before or after adoption by the shareholders of the Acquired Funds) prior to the Closing Date by the Board of Trustees of the Acquired Funds or the Board of Trustees of the Acquiring Funds, if, among other reasons, any condition of the other party’s obligations set forth in the Plan has not been fully met or waived by the applicable board.

Description of the Acquiring Funds’ Shares

The shares of the Acquiring Funds, when issued to the shareholders of the corresponding Acquired Funds, will be duly authorized, validly issued, fully paid and non-assessable, will be transferable without restriction, and will have no preemptive or conversion rights. The Acquiring Funds’ shares may be redeemed based upon the Acquiring Funds’ NAV next determined after receipt of a purchase or redemption request, as described in the Acquiring Funds’ Prospectuses. For additional information about the rights of shareholders of the Acquiring Funds, see “INFORMATION ABOUT THE REORGANIZATIONS – Comparison of Shareholder Rights” in this Proxy Statement/Prospectus.

Reasons for the Reorganizations

One June 8, 2016, the Board of Trustees of the Acquired Funds, including the board’s Independent Trustees, accepted NFA’s resignation as the investment adviser of the Acquired Funds, to be effective after the close of business on June 30, 2016, and approved an interim investment advisory agreement, as well as expense limitation agreement, between the Trust and Shelton. In order to assure a smooth transition of the management of the Acquired Funds, the Board of Trustees, including the board’s Independent Trustees, also approved an interim investment sub-advisory agreement between Shelton and NFA, pursuant to which NFA would serve as the sub-adviser to the AR Capital Real Estate Income Fund and AR Capital Global Real Estate Income Fund. In addition, the Board of Trustees, including the board’s Independent Trustees, approved an interim investment sub-advisory agreement between Shelton and BDCA Adviser, pursuant to which BDCA Adviser would serve as the sub-adviser to the AR Capital BDC Income Fund. BDCA Adviser served as sub-adviser to the AR Capital BDC Income Fund prior to NFA’s resignation.

The interim advisory and sub-advisory agreements may only remain in place for up to 150 days. The Board of Trustees of the Acquired Funds, after considering potential courses of action with respect to future management of the Acquired Funds and the Trust, and upon the recommendation of NFA and Shelton, authorized the officers of the Trust to negotiate a plan of reorganization with Shelton and Shelton Trust. At a telephonic meeting held on July 20, 2016, the Board of Trustees, including the board’s Independent Trustees, determined that each of the Reorganizations was in the best interests of the Acquired Funds and the Acquired Funds’ shareholders.

NFA and Shelton presented the plan to reorganize the Acquired Funds into the Acquiring Funds to the Acquired Funds’ Board of Trustees for consideration and discussion and provided the trustees with data and analysis regarding the proposed Reorganizations. NFA and Shelton proposed, and the Board of Trustees considered, the Reorganizations at meetings held on June 8, 2016 and July 20, 2016, following initial discussions and informational sessions between NFA and the Board of Trustees at prior meetings (collectively, the “Meetings”). The Board of Trustees also met with Shelton at the June 8, 2016 meeting to discuss the Reorganizations. The Board of Trustees requested and received such information as they determined to be necessary to evaluate the proposed Reorganizations. At the Meetings, the Board of Trustees received and evaluated materials regarding Shelton and the Acquiring Funds, including the expense structure of each Acquiring Fund and the effect of the proposed Reorganizations on the Acquired Funds’ shareholders.

Following the Meetings, the Board of Trustees, including the board’s Independent Trustees, determined that each Reorganization was in the best interests of the applicable Acquired Fund and its shareholders. The Board of Trustees’ determinations were based upon the following factors, among others:

•	The Recommendation of NFA and Shelton. Shelton currently serves as the investment adviser for each of the Acquired Funds. Shelton is also the investment adviser and administrator for SCM Trust, and the Acquiring Funds are series of SCM Trust. NFA served as the investment adviser for each of the Acquired Funds since their respective inceptions through June 30, 2016. NFA currently serves as the sub-adviser for the AR Capital Global Real Estate Income and AR Capital Real Estate Income Fund. Considering NFA’s and Shelton’s familiarity with the Acquired Funds, the Board of Trustees considered NFA’s and Shelton’s recommendations to approve the Reorganizations.

•	The Terms and Conditions of the Reorganizations. The Board of Trustees considered the terms of the Plan, and, in particular, that the transfer of the assets and liabilities of each Acquired Fund will be in exchange for shares of the corresponding Acquiring Fund. The Board of Trustees also considered that the proposed Reorganizations would be effected at the NAVs of the Acquired Funds. The Board of Trustees also took note of the fact that no sales charges would be imposed in connection with the Reorganizations and that the interests of shareholders would not be diluted as a result of any of the Reorganizations. The Board of Trustees also noted that the Reorganization of each Acquired Fund would be submitted to the Acquired Fund’s shareholders for approval, and that the Acquired Funds’ shareholders would also be voting to approve investment advisory agreement as part of the Reorganizations.

•	The Experience and Expertise of Shelton, and Access to Shelton’s Resources and Investment Platform. The Board of Trustees considered that Shelton is an experienced investment adviser with approximately $1.50 billion in overall assets under management as of May 31, 2016. The Board of Trustees also considered that Shelton is the current investment adviser and administrator for SCM Trust, which has an established investment platform with service providers that are equipped to service the Acquiring Funds.

The Board of Trustees also considered that Shelton is expected to benefit from the proposed Reorganizations through investment advisory fees, among other benefits, including the expense recapture provisions of the Acquired Funds that are contemplated by the Board of Trustees to be transferred to the Acquiring Funds. The Board of Trustees noted that, as a result, the additional financial benefits to Shelton may give it greater resources to manage mutual funds and other assets that may benefit the Acquiring Funds as well as its other clients.

•	Continuity of Portfolio Manager. For the AR Capital Global Real Estate Income Fund and the AR Capital Real Estate Income Fund only, the Board of Trustees considered that the same portfolio manager who has satisfactorily managed the Funds is expect to continue to manage the Shelton Real Estate Income Fund.

•	Investment Objectives, Strategies, Risks and Policies. The Board of Trustees considered whether each Acquiring Fund would be a suitable investment for the corresponding Acquired Fund’s shareholders. The Board of Trustees considered that the investment objective, strategies, risks and policies of each Acquired Fund will be similar to those of the corresponding Acquiring Fund. The Board of Trustees considered that the investment objective of each Acquired Fund is identical to the investment objective of the corresponding Acquiring Fund, that the principal investment strategies of the AR Capital BDC Income Fund and the Shelton BDC Income Fund are identical, and that the principal investment strategies of the AR Capital Real Estate Income Fund, AR Capital Global Real Estate Income Fund, and the Shelton Real Estate Income Fund differ with respect to the funds’ investments in foreign securities.

•	The Board of Trustees’ Understanding of the Acquired Funds. The Board of Trustees considered the history of the Acquired Funds, including their financial and performance histories, as well as their history of management, operations, and potential for future growth. The Board of Trustees considered that the each Acquiring Fund will assume the financial and performance history of the corresponding Acquired Fund at the closing of the Reorganization.

•	Fee and Expense Structures. The Board of Trustees considered that the net annual operating expenses (i.e., the total fund operating expenses after expense reimbursement) of each share class of the Acquiring Funds immediately after the Reorganizations are expected to be the same as or lower than the corresponding share class of the Acquired Funds immediately before the Reorganizations. The Board of Trustees considered that the current advisory fee paid by each Acquiring Fund will be the same as or lower than the current advisory fee paid by the corresponding Acquired Fund. In addition, the Board of Trustees considered that Shelton has agreed to expense limitations for the Acquiring Funds that will cap the Acquiring Funds’ “other expenses” for at least one year following the consummation of the Reorganization at the expense caps currently in place for the Acquired Funds. The Board of Trustees considered that the expense caps to which Shelton has agreed for the Acquiring Funds are subject to recapture provisions similar to those in the current expense limitation agreements for the Acquired Funds, and the recapture rights under the Acquired Funds’ expense limitation agreements have been assigned from NFA to Shelton.

The Board of Trustees also considered Shelton’s plans for increasing the size of the Acquiring Funds through its sales and marketing activities. The Board Trustees also considered the benefits of a larger asset base, and how a larger asset base may help to reduce long-term per share expenses by spreading fixed costs. The Board of Trustees also considered that the recapture provisions of the Acquired Funds may impact the potential for the reduction of expenses of the Acquiring Funds.

•	Costs to the Acquired Funds and their Shareholders. The Board of Trustees considered that Shelton and NFA will bear all of the expenses associated with the Reorganizations, whether or not consummated, the Special Meeting, and the solicitation of proxies, including the expenses associated with preparing and filing this Proxy Statement/ Prospectus and the cost of copying, printing and mailing materials associated with this Proxy Statement/Prospectus.

•	Federal Income Tax Consequences. The Board of Trustees considered that each Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and is conditional upon Shelton’s receipt of an opinion of counsel to such effect. Assuming that a Reorganization so qualifies, the tax basis of each Acquired Fund’s assets generally will be carried over to the corresponding Acquiring Fund, and neither the Acquired Fund nor its shareholders generally will recognize any gain or loss for U.S. federal income tax purposes as part of the Reorganizations.

In light of the foregoing considerations, among others, and the Board of Trustees’ evaluation of the information presented by NFA and Shelton at the Meetings, and in accordance with its fiduciary duties, the Board of Trustees, including the board’s Independent Trustees, determined that the Reorganization of each Acquired Fund is in the best interests of that Acquired Fund and its shareholders. As such, the Board of Trustees, including the board’s Independent Trustees, approved the Reorganizations and directed that the Reorganizations be submitted to the Acquired Funds’ shareholders for approval.

If a Reorganization is not approved, the Board will consider other options for the future management and organization of the affected Acquired Fund. No Reorganization is conditioned upon the approval of the other Reorganizations. Accordingly, if shareholders of one Acquired Fund approve a Reorganization, but shareholders of the other Acquired Funds do not approve the other Reorganizations, it is expected that the approved Reorganization will take place as described in this Proxy Statement/Prospectus.

Acquiring Funds’ Investment Advisory Agreement

By voting in favor of a Reorganization, shareholders are also voting to approve the investment advisory agreement between Shelton and SCM Trust on behalf of the applicable Acquiring Fund. Provided below is a description of the Acquiring Funds’ advisory agreement and the discussion of the approval of the Acquiring Funds’ advisory agreement by SCM Trust’s Board of Trustees.

Description of the Acquiring Funds’ Advisory Agreement

Pursuant to the Acquiring Funds’ investment advisory agreement, Shelton is required to provide investment research and portfolio management, including the selection of securities for the Acquiring Funds to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of the Acquiring Funds are executed. Shelton’s activities are subject to review and supervision by the board of trustees of SCM Trust, to which Shelton will render periodic reports of the Acquiring Funds’ investment activities.

Each Acquiring Fund pays for its own operating expenses and for its share of expenses not assumed by Shelton, including, but not limited to, legal fees and expenses of counsel; auditing and accounting expenses; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the custodian, any sub-custodians, transfer agents and registrars; fees and expenses with respect to administration; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Acquiring Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Acquiring Fund for public sale; freight, insurance and other charges in connection with the shipment of the Acquiring Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Acquiring Fund; expenses of preparation and distribution of reports, notices and dividends to Acquiring Fund shareholders; expenses of the Acquiring Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; costs of Acquiring Fund shareholder’s and other meetings.

Shelton has contractually agreed to waive a portion or all of the Acquiring Funds’ management fee and pay Acquiring Fund share class expenses (excluding acquired fund fees and expenses, interest, taxes, and other extraordinary expenses not incurred in the ordinary course of business) in order to limit the other expenses based on the average daily net assets of the Acquiring Funds’ shares to the expense limits set forth below.  The expense limitations will become effective upon the closing of the Reorganizations and will remain in place for at least one year and may be terminated before that date only by the board of trustees of the SCM Trust.  The terms of Shelton’s expense limitation agreement provides that Shelton is entitled to recover, subject to approval by the board of trustees of SCM Trust, such amounts waived or reimbursed for a period of up to three years from the year in which Shelton reduced it compensation or reimbursed expenses for an Acquiring Fund share class.  No recoery will occur unless an Acquiring Fund’s operating expenses are below the expense limits set forth below.  The Acquiring Funds’ expenses may be higher following the expiration of the expense limitation agreement.

	Maximum Annual Other Expense Limit (as a % of daily net assets)
Acquiring Fund	Investor Class	Institutional Class
Shelton BDC Income Fund	0.35%	0.35%
Shelton Real Estate Income Fund	0.35%	0.35%

Discussion of the Approval of the Acquiring Funds’ Advisory Agreement by SCM Trust’s Board of Trustees

At a meeting held in-person on June 28, 2016, the Board of Trustees of SCM Trust (the “SCM Board”), including a majority of the Independent Trustees, on behalf of each of the Funds, considered and approved the Investment Advisory Agreement with respect to each Fund to become effective upon the consummation of the Reorganization of each Fund.  The SCM Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment on whether to authorize the creation and offering of these new series of the Trust which comprise the Funds, as proposed by, and based on information requested by the SCM Board and provided by, Shelton and based on Shelton’s recommendation to go forward with each of the Funds.

Prior to the meeting, the Independent Trustees requested information from Shelton.  This information formed the primary (but not exclusive) basis for the SCM Board’s determinations as summarized below.  In addition to the information identified above, other material factors and conclusions that formed the basis for the SCM Board’s subsequent approval are described below.

Materials Received. During the course of each year, the Independent Trustees receive a wide variety of materials relating to the services provided by Shelton to the other series of the Trust, and to funds advised by Shelton in a related trust for which the SCM Board also serves.  That information includes reports on each such fund’s investment results; portfolio composition; third party fund rankings; investment strategy; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by Shelton to those funds.  In addition, the SCM Board requests and reviews supplementary information that includes materials regarding each such fund’s investment results, advisory fee and expense comparisons, the costs of operating those funds and financial and profitability information regarding Shelton (the principal business activity of which is managing the funds), description of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each such fund.  As such, the SCM Board, and the Independent Trustees, are acquainted with Shelton and its performance of investment management services for registered investment companies.  For the meeting at which the Advisory Agreement was approved, the Independent Trustees requested information regarding Shelton’s financial condition and profitability, services, operations and personnel, and compliance procedures.

Review Process. The SCM Board received assistance and advice regarding legal and industry standards from independent legal counsel to the Independent Trustees. The SCM Board discussed the approval of the Investment Advisory Agreement both with Shelton representatives and in a private session with independent legal counsel at which representatives of Shelton were not present. In deciding to approve the Investment Advisory Agreement, the Independent Trustees considered the total mix of information requested by and made available to them and did not identify any single issue or particular information that, in isolation, was the controlling factor.  This summary describes the most important, but not all, of the factors considered by the SCM Board.

Nature, Extent and Quality of Services

Shelton, its Personnel and its Resources. The SCM Board considered the depth and quality of Shelton’s investment management process; the experience, capability and integrity of its senior management and other personnel; operating performance and the overall financial strength and stability of its organization. The SCM Board also considered that Shelton made available to its investment professionals a variety of resources relating to investment management, compliance, trading, performance and portfolio accounting. The SCM Board further considered Shelton’s continuing need to attract and retain qualified personnel and, noting Shelton’s additions over recent years, determined that Shelton was adequately managing matters related to the existing series of the Trust and would be expected to make appropriate investments for the Funds.  Because each of the Funds will employ the same investment strategy of the predecessor funds, and, except for the Shelton BDC Income Fund, the same key management personnel, the nature and quality of the management of each Fund is expected to reflect that of the predecessor fund.  This, in turn, assisted the SCM Board in reaching a conclusion that the nature, extent and quality of Shelton’s services were such as to warrant approval of the Investment Advisory Agreement.

Other Services. The SCM Board considered, in connection with the performance of its investment management services to the other series of the Trust, and the services to be provided to the Funds, the following:  Shelton’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the SCM Board informed; and its attention to matters that may involve conflicts of interest with the Funds. As a point of comparison, the SCM Board also considered the nature, extent, quality and cost of certain non-investment related administrative services provided by Shelton to the Funds under the administration servicing agreements.

The SCM Board concluded that Shelton had the quality and depth of personnel and investment methods essential to performing its duties under the Investment Advisory Agreement, and that the nature, extent and overall quality of such services are satisfactory and reliable.

Investment Performance. The SCM Board considered that there is no performance history at the time of the meeting for the Funds.

Management Fees and Total Operating Expenses.  The SCM Board reviewed the proposed management fees and proposed total operating expenses of each Fund with Shelton, and compared such amounts with the management fees and total operating expenses of other funds in the industry.   The Trustees considered both the gross advisory fee rates, as well as the effective advisory rates proposed to be charged by Shelton after taking into consideration the expense limitation arrangements and voluntary fee waivers. The SCM Board noted that the total net management fees charged to each Fund, after taking into account these expense limitations and voluntary waivers, appeared to be competitive with comparable funds. The SCM Board noted the Funds would be paying for certain administrative services provided to the Funds by Shelton under the fund administration servicing agreement that would take effect upon the transition of the Funds to the SCM Trust.

Adviser, Costs, Level of Profits, Economies of Scale and Ancillary Benefits. The SCM Board reviewed information regarding Shelton’s anticipated costs of providing services to the Funds, as well as the resulting level of profits to Shelton. The Independent Trustees received financial and other information from Shelton, in addition to a representation from Shelton that its profits were not excessive and that Shelton’s profitability was low by industry standards. The SCM Board noted its intention to monitor assets under management, and the resulting impact on Shelton’s profitability, in order to ensure that Shelton has sufficient resources to provide the services that shareholders in the Funds require. The SCM Board considered Shelton’s need to invest in technology, data services, infrastructure and staff to provide the expected quality of investment advisory services to the Funds.  The Trustees also noted that Shelton has contractually agreed to limit its advisory fees on the Funds so that those Funds do not exceed their respective specified operating expense limitations. Such voluntary fee limitations may be decreased or eliminated at the option of Shelton in the future, a factor that was also considered by the SCM Board. The SCM Board considered possible indirect benefits that may accrue to Shelton as a result of the acquisition, and concluded that it was very difficult to determine whether any such benefits would accrue before the Funds have experienced any meaningful operating history.  Nevertheless, in connection with its governance of the other series of the Trust, the SCM Board regularly receives financial information regarding Shelton and the compensation and benefits that Shelton derives from its relationship with that fund, and noted that Shelton does not presently receive substantial indirect benefits from managing the other series of the Trust (one example of an indirect benefit is research paid for by Fund brokerage commissions – Shelton currently does not utilize soft-dollar arrangements or enjoy the benefit of such arrangements). On the basis of the foregoing, together with the other information provided to it at the June 28th, 2016 meeting and throughout the year, the SCM Board concluded that the advisory fee to be charged to each Fund was reasonable in relation to the services to be provided.

Conclusions. Based on their review of the totality of the circumstances and relevant factors, the SCM Board’s decision to approve the proposed Investment Advisory Agreement reflected its determination that, based upon the information requested and supplied, Shelton’s proposal to establish and maintain each Fund, and its past performance and actions in providing services to other mutual funds (which the SCM Board has found to be satisfactory), provide a reasonable basis to support the business judgment to approve the proposed Investment Advisory Agreement and other proposed arrangements.

Federal Income Tax Consequences

As a condition of the Reorganizations, the Acquiring Funds and the Acquired Funds will receive an opinion from the Acquiring Funds’ counsel, Reed Smith, that the Reorganizations will qualify as tax-free reorganizations as defined in Section 368(a) of the Internal Revenue Code of 1986, as amended. Therefore, neither the Acquired Funds, the Acquiring Funds nor their shareholders will be expected to recognize any income, gain or loss for federal income tax purposes as a result of the Reorganizations. In addition, the aggregate tax basis of, and the holding period for, the Acquiring Fund shares received by each shareholder of the Acquired Funds in the Reorganizations are expected to be the same as the aggregate tax basis of, and the holding period for, the Acquired Fund shares exchanged by such shareholder in the Reorganizations, provided that such shares are held as capital assets by the shareholder of the Acquired Fund at the time of the Reorganizations. The Reorganizations are not expected to have any state tax impacts on shareholders either. An opinion of counsel is not binding on the Internal Revenue Service.

On or before the final valuation of the assets of an Acquired Fund, the Acquired Fund may make one or more distributions to shareholders. Such distributions generally will be taxable as ordinary income or capital gains to shareholders that hold their shares of the Acquired Fund in a taxable account.

Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws.

Comparison of Shareholder Rights

Set forth below is a discussion of the material differences in the rights of the Acquired Funds’ shareholders and the rights of the Acquiring Funds’ shareholders under applicable law and the funds’ respective governing documents.

Governing Law. Each Acquired Fund is a separate series of Realty Capital Income Funds Trust, an open-end management investment company that is organized as a Delaware statutory trust. Realty Capital Income Funds Trust is governed by its Declaration of Trust, Delaware law, and federal law. Each Acquiring Fund is a separate series of SCM Trust, an open-end management investment company that is organized as a Massachusetts business trust. SCM Trust is governed by its Declaration of Trust, its Bylaws, Massachusetts law, and federal law.

Federal law, and particularly the 1940 Act, protects various shareholder rights, and those protections do not differ between the Acquired Funds and the Acquiring Funds. However, differences exist between the applicable state laws. Certain of those differences are described below. Generally, there is more certainty regarding Delaware statutory trusts than Massachusetts business trusts under Delaware’s and Massachusetts’ respective statutes, rules, and case law.

Shareholder Liability. Under Delaware law, shareholders of the Acquired Funds are not subject to personal liability for the obligations of Realty Capital Income Funds Trust. Under Massachusetts law, a shareholder of an Acquiring Fund could, under certain circumstances, be held personally liable for the obligations of SCM Trust. As such, Delaware law affords slightly greater protection against potential shareholder liability. However, this difference between Delaware law and Massachusetts law is mitigated by SCM Trust’s governing documents. SCM Trust’s Declaration of Trust provides that no shareholder shall be subject to personal liability in connection with the affairs of the trust, and that the trust shall indemnify any shareholder held liable of Trust provides for shareholder indemnification, if a shareholder of an Acquiring Fund is held liable on account of being or having been a shareholder, the risk of the shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations and insurance purchased for the purposes of protection is used in its entirety.

Trustee Liability. Delaware law provides that, except to the extent otherwise provided in a trust’s declaration of trust or by-laws, trustees will not be personally liable to any person (other than the statutory trust or a shareholder thereof) for any act, omission or obligation of the statutory trust or any trustee thereof. Delaware law also provides that a trustee’s actions under a Delaware statutory trust’s declaration of trust or by-laws will not subject the trustee to liability to the statutory trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the statutory trust’s declaration of trust or by-laws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee, who is not also an officer of the corporation, for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit.

Voting Rights. The rights of the Acquired Funds’ shareholders to vote are governed by federal law, Delaware state law, and the Declaration of Trust of Realty Capital Income Funds Trust. The rights of the Acquiring Funds’ shareholders to vote are governed by federal law, Massachusetts state law, and the Declaration of Trust and By-laws of SCM Trust. Although differences between applicable state law and the funds’ organizational documents exist, in practice, it is not expected that the Reorganizations will result in any material diminution in shareholder voting rights.

As investment companies registered under the 1940 Act, many shareholder voting rights relating to the Acquired Funds and Acquiring Funds are governed by federal law. For example, the 1940 Act requires shareholder approval to, among other actions, increase investment advisory fees, increase Rule 12b-1 fees, or change fundamental investment restrictions. With respect to matters that require shareholder approval under the 1940 Act, there are no differences between the voting rights of the Acquired Funds’ shareholders and the Acquiring Funds’ shareholders.

For matters that do not require shareholder approval under the 1940 Act, shareholder voting rights depend on state law and the funds’ governing documents. Delaware law provides that a Delaware statutory trust’s declaration of trust or by-laws may set forth provisions related to voting in any manner. Similarly, under Massachusetts law, shareholder voting rights are limited to those provided in a trust’s declaration of trust or by-laws. The provisions related to shareholder voting under the Acquired Funds’ and the Acquiring Funds’ respective governing documents are compared below.

Acquired Funds Shareholder Voting Rights. Other than matters that require shareholder approval under the 1940 Act, shareholders of the Acquired Funds have the power to vote, to the extent described in the Declaration of Trust of Realty Capital Income Funds Trust, on (i) the election or removal of trustees; (ii) the termination or reorganization of the trust; (iii) amendments to the declaration of trust; and (iv) such additional matters relating to the trust as may be required by applicable law, any registration statement of the trust filed with the SEC, or as the trustees may otherwise deem necessary or desirable.

A shareholder meeting shall be called upon (i) the approval of the trustees of Realty Capital Income Funds Trust or (ii) the written request of shareholders entitled to cast at least 10% of all votes entitled to be cast at such meeting. On any matter submitted to a vote of the shareholders, each shareholder shall be entitled to one vote for each dollar (and fractional vote for each fractional dollar) of net asset value standing in such shareholder’s name. Each individual series of Realty Capital Income Funds Trust votes separately, except (a) when required by applicable law or (b) when the trustees have determined that the matter voted upon affects the interests of more than one series.

Except as otherwise required by applicable law or the Declaration of Trust of Realty Capital Income Funds Trust, the presence in person or by proxy at the meeting of at least 30% of the votes entitled to be cast on any particular matter constitutes a quorum. At any meeting at which a quorum is present, any matter shall be approved by the affirmative vote of 50% of the votes to be cast on such matter unless otherwise required by applicable law. There shall be no cumulative voting in the election of trustees. In addition, except as otherwise required by applicable law or the Declaration of Trust of Realty Capital Income Funds Trust, any action taken by shareholders may be taken without a meeting if shareholders entitled to cast at least a majority of all the votes entitled to be cast on the matter consent to the action in writing.

Acquiring Funds Shareholder Voting Rights. Other than matters that require shareholder approval under the 1940 Act, shareholders of the Acquiring Funds have the power to vote, to the extent described in the Declaration of Trust and By-Laws of SCM Trust, on (i) the election or removal of trustees; (ii) the termination of the trust; (iii) amendments to the declaration of trust; (iv) with respect to mergers, consolidations, conversions or sales of assets; and (iv) such additional matters relating to the trust as may be required by applicable law, any registration statement of the trust filed with the SEC, or as the trustees may otherwise deem necessary or desirable. In addition, shareholders of the Acquiring Funds have the power to vote only to the same extent as stockholders of a Massachusetts business corporation with respect to whether or not a court action proceeding or claim should or should not be brought or maintained on behalf of SCM Trust or its shareholders.

A shareholder meeting may be called (i) by the board of trustees of SCM Trust, the chairperson of the board, the president of the trust, or any vice president of the trust, or (ii) the written request of shareholders entitled to cast at least 10% of all votes entitled to be cast at such meeting, provided that, except with respect to the removal of one or more trustees, the board of trustees of SCM Trust has approved the holding of such meeting. On any matter submitted to a vote of the shareholders, each shareholder shall be entitled to one vote for each share (and fractional vote for each fractional share) standing in such shareholder’s name. Each individual series of SCM Trust votes separately, except when (a) required by the applicable law or (b) when the trustees have determined that the matter voted upon affects the interests of more than one series.

Except as otherwise required by applicable law or the Declaration of Trust or By-Laws of SCM Trust, the presence in person or by proxy at the meeting of at least 50% of the votes entitled to be cast on any particular matter constitutes a quorum. At any meeting at which a quorum is present, any matter shall be approved by the affirmative vote of 50% of the votes to be cast on such matter unless otherwise required by applicable law. There shall be no cumulative voting in the election of trustees. In addition, except as otherwise required by applicable law or the Declaration of Trust or By-Laws of SCM Trust, any action taken by shareholders may be taken without a meeting of shareholders entitled to cast at least a majority of all the votes entitled to be cast on the matter consent to the action in writing.

Series and Shares Classes. The Acquired Funds are separate series of Realty Capital Income Funds Trust. Each of the Acquired Funds has three classes of shares: Class A, Class C, and Advisor Class. The Acquiring Funds are each separate series of SCM Trust. Each of the Acquiring Funds has two classes of shares: Investor Class and Institutional Class.

Each class of shares of the same fund represents an investment in the same portfolio of securities, but each class utilizes a distinct combination of fees. Moreover, each class of shares of the same fund has equal voting, dividend and distribution and liquidation rights with other shares of such Acquired Fund.

Delaware law provides that, to the extent that a Delaware statutory trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series. There is, however, a remote risk that a series of a Massachusetts business trust could be liable for the debt or obligations of another series of the Trust.

Board Composition. Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware statutory trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law.

Each of Realty Capital Income Funds Trust and the SCM Trust has one board for all of its series. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the 1940 Act regarding the election of trustees by shareholders.

ADDITIONAL COMPARISONS OF THE
 ACQUIRED FUNDS AND ACQUIRING FUNDS

Investment Restrictions

The investment restrictions of the AR Capital BDC Income Fund and the Shelton BDC Income Fund are identical. As described in further detail in this Proxy Statement/Prospectus, the investment restrictions of the AR Capital Real Estate Income Fund, the AR Capital Global Real Estate Income Fund, and the Shelton Real Estate Income Fund differ with respect to the funds’ investments in foreign securities.

Boards of Trustees

The oversight of the business and affairs of the Acquired Funds is the responsibility of the Board of Trustees of Realty Income Funds Trust, which consists of three trustees, two of whom are Independent Trustees. The oversight of the business and affairs of the Acquiring Funds is the responsibility of the Board of Trustees of SCM Trust, which consistent of four trustees, three of whom are Independent Trustees. Each board selects the officers who are responsible for the day-to-day operations. The Board of Trustees of SCM Trust will oversee the Acquiring Funds.

For more information about the Board of Trustees of Realty Capital Income Funds Trust, please refer to the Statement of Additional Information for the Acquired Funds dated May 1, 2016, which is incorporated by reference into this Proxy Statement/Prospectus.

For more information about the Board of Trustees of SCM Trust, please refer to the Statement of Additional Information relating to this Proxy Statement/Prospectus, which is available upon request. Please note, however, that on August 1, 2016, the financial information in the Acquired Funds’ Registration Statement will become stale and no additional shares of the Acquired Funds may be sold because the Acquired Funds do not intend to file a post-effective amendment to update this information.

Investment Management

Shelton Capital Management, or Shelton, is the current investment adviser of the Acquired Funds pursuant to an interim investment advisory agreement between the Trust and Shelton on behalf of each of the Acquired Funds.

In June 2016, the Board of Trustees of the Acquired Funds, including the board’s Independent Trustees, accepted NFA’s resignation as the investment adviser of the Acquired Funds, to be effective after the close of business on June 30, 2016, and approved an interim investment advisory agreement between the Trust and Shelton. In order to assure a smooth transition of the management of the Acquired Funds, the Board of Trustees, including the board’s Independent Trustees, also approved an interim investment sub-advisory agreement between Shelton and NFA, pursuant to which NFA would serve as the sub-adviser to the AR Capital Real Estate Income Fund and AR Capital Global Real Estate Income Fund. In addition, the Board of Trustees, including the board’s Independent Trustees, approved an interim investment sub-advisory agreement between Shelton and BDCA Adviser, pursuant to which BDCA Adviser would serve as the sub-adviser to the AR Capital BDC Income Fund. BDCA Adviser served as sub-adviser to the AR Capital BDC Income Fund prior to NFA’s resignation.

Shelton is also the investment adviser and administrator for SCM Trust. Shelton will serve as the investment adviser to the Acquiring Funds. In managing the Acquiring Funds, instead of retaining a sub-adviser, Shelton will directly provide the day-to-day portfolio management services for the Funds. Thus, neither NFA nor BDCA Adviser will be involved in the management of the Acquiring Funds. Below is a description of Shelton.

Shelton Capital Management. Shelton, located at 1050 17th Street, Suite 1710, Denver, CO 80265, is a California limited partnership. Shelton is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Shelton manages and supervises the investment of the Acquiring Funds’ assets on a discretionary basis, subject to oversight by the Acquiring Funds’ Board of Trustees. Shelton has provided investment management services to mutual funds and separate accounts since 1985. As of June 30, 2016, Shelton had approximately $1.5 billion in assets under management.

Portfolio Managers. The current portfolio manager the AR Capital Real Estate Income Fund and the AR Capital Global Real Estate Fund will be the portfolio manager for the Shelton Real Estate Income Fund. The portfolio manager for the AR Capital BDC Income Fund will not be the portfolio manager for the Shelton BDC Income Fund

Shelton Real Estate Income Fund. Christopher Pike, CFA and currently Vice President and Chief Investment Officer of NFA, is primarily responsible for the day-to-day management of the AR Capital Real Estate Income Fund and the AR Capital Global Real Estate Fund. Mr. Pike will serve as the portfolio manager of the Shelton Real Estate Income Fund as an employee of Shelton following the Reorganizations.

Shelton BDC Income Fund. The Shelton BDC Income Fund will be managed by a portfolio management team made up of John Harnisch, and David Harris. Mr. Harris serves as the lead of the portfolio management team. Provided below are short biographies for Messrs. Harris, and Harnisch.

•	Mr. Harris graduated with a BS in Economics from the Wharton School at the University of Pennsylvania and with a minor in Psychology in 1981, and an MBA in Finance from the University of Chicago, Graduate School of Business in 1984. David has worked for 26 years in credits, convertibles, equities and derivatives. Prior to joining Shelton Capital Management on June 30, 2016, he worked as a Founding Partner of Acuity Capital Management. Previous to this, he was a Partner in equity derivatives and head of convertibles at Banc of America Securities in New York. He had previously been head of trading desks at Natwest Securities and Bankers Trust Securities, managing +$2 billion proprietary portfolios. He started his career at Salomon Brothers as a listed equity block trader.

•	Mr. Harnisch received a BA in Economics from Trinity College in 2002 and earned the CFA charter in 2006. Prior to joining Shelton Capital Management on June 30, 2016, he was responsible for credit analysis and high yield portfolio management at Acuity Capital Management. Prior to Acuity, he was a senior credit analyst with Babson Capital Management for various internally managed CDOs since 2003. His industry sectors of responsibility included aerospace.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed and ownership of securities of the Acquired Funds.

Investment Advisory Fees. Shelton is the current investment adviser of the Acquired Funds pursuant to an interim investment advisory agreement between the Trust and Shelton on behalf of each of the Acquired Funds. The Board of Trustees of the Acquired Funds approved the interim investment advisory agreement following NFA’s resignation as the investment adviser of the Acquired Funds. The terms and conditions of the interim investment advisory agreement with Shelton and the investment advisory agreement with NFA were substantially similar, and the investment advisory fees paid by the Acquired Funds did not change following NFA’s resignation.

In addition, in order to assure a smooth transition of the management of the Acquired Funds following NFA’s resignation, the Board of Trustees, including the board’s Independent Trustees, also approved an interim investment sub-advisory agreement between Shelton and NFA, pursuant to which NFA would serve as the sub-adviser to the AR Capital Real Estate Income Fund and AR Capital Global Real Estate Income Fund. Moreover, the Board of Trustees, including the board’s Independent Trustees, approved an interim investment sub-advisory agreement between Shelton and BDCA Adviser, pursuant to which BDCA Adviser would serve as the sub-adviser to the AR Capital BDC Income Fund. BDCA Adviser served as sub-adviser to the AR Capital BDC Income Fund prior to NFA’s resignation.

For the fiscal year ended March 31, 2016, NFA waived all investment advisory fees paid by the Acquired Funds pursuant to an expense limitation agreement.

As part of the Reorganizations, shareholders are also being asked to approve the investment advisory agreement between Shelton and SCM Trust on behalf of the Acquiring Funds. The investment advisory fees paid by the Acquiring Funds will be the same or lower compared to the corresponding Acquired Funds, as reflected in the tables below.

Proposal No. 1 – AR Capital BDC Income Fund into Shelton BDC Income Fund

Investment Advisory Fees (as a percentage of the fund’s average daily net assets)
AR Capital BDC Income Fund	Shelton BDC Income Fund
0.90%	0.90%

Proposal No. 2 – AR Capital Real Estate Income Fund into Shelton Real Estate Income Fund

Investment Advisory Fees (as a percentage of the fund’s average daily net assets)
AR Capital Real Estate Income Fund	Shelton Real Estate Income Fund
0.80%	0.80%

Proposal No. 3 – AR Capital Global Real Estate Income Fund into Shelton Real Estate Income Fund

Investment Advisory Fees (as a percentage of the fund’s average daily net as
AR Capital Global Real Estate Income Fund	Shelton Real Estate Income Fund
0.90%	0.80%

The Board of Trustees of the Acquiring Funds has approved the investment advisory agreement between Shelton and SCM Trust on behalf of the Acquiring Funds. The terms and conditions of the advisory agreement are discussed in the Description of the Acquiring Funds’ Advisory Agreement and Discussion of the Approval of the Acquiring Funds’ Advisory Agreement by SCM Trust’s Board of Trustees of this Proxy Statement/Prospectus, which also includes a discussion regarding the Board of Trustees’ approval processes.

Service Providers

As outlined below, the Acquired Funds and Acquiring Funds have the same transfer agent, accountant and distributor, but different administrators, custodians, and independent registered public accountants. Below is a side-by-side comparison of the companies providing services to the Acquired Funds and Acquiring Funds and a brief description of the services provided.

Acquired Funds	Acquiring Funds
Transfer agency, fund administration and fund accounting	Transfer agency and fund accounting
Gemini Fund Services (“Gemini”), 80 Arkay Drive, Suite 110, Hauppauge NY 11788, serves as transfer agent to the Acquiring Funds pursuant to a Transfer Agency. Gemini receives a fee based on the type of services provided to the funds as agreed upon by the funds and Gemini.
Gemini also provides fund accounting services to the funds pursuant to the Fund Accounting Agreement. For its services, Gemini receives a fee from each fund.

Gemini Fund Services (“Gemini”), 80 Arkay Drive, Suite 110, Hauppauge NY 11788, serves as transfer agent to the Acquiring Funds pursuant to a Transfer Agency. Gemini receives a fee based on the type of services provided to the funds as agreed upon by the funds and Gemini.
Gemini also provides fund accounting services to the funds pursuant to the Fund Accounting Agreement. For its services, Gemini receives a fee from each fund.

Fund administration
Shelton Capital Management, 1050 17th Street Denver, CO 80265, serves as each fund’s administrator. The administrative services of Shelton include providing office space, equipment and clerical personnel to the funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services, among other activities.

Distribution
RFS Partners, LP, 1050 17th Street Denver, CO 80265, serves as the principal underwriter of each fund’s shares. It may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares.

RFS Partners, LP, 1050 17th Street Denver, CO 80265, serves as the principal underwriter of each fund’s shares. It may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares.

Custodian
MUFG Union Bank, N.A., Institutional Custody Services, 350 California Street, 6th Floor, San Francisco, CA 94104 serves as the custodian of each fund’s assets pursuant to custodian agreements.	U.S. Bank, National Association, 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, OH 45202, serves as the custodian to the funds.
Independent registered public accounting firm
BBD, LLP, 1835 Market Street 26th Floor, Philadelphia, PA 19103 serves as the independent registered public accounting firm.	Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, has been selected as the independent registered public accounting firm.

Distribution and Shareholder Services Plans

The Acquired Funds have adopted distribution and/or shareholder service plans for their Class A and Class C shares. The Acquiring Funds have adopted a distribution and/or shareholder service plan for their Investor Class shares only. The Institutional Class shares of the Acquiring Funds do not pay a distribution of shareholder services fee.

The Acquiring Funds’ principal underwriter, RFS Partners, LP (the “Distributor”), provides distribution and shareholder services to the Acquiring Funds pursuant to an underwriting agreement. Pursuant to the underwriting agreement, the Distributor provides distribution assistance with respect to an Acquiring Fund’s shares.

Pricing of Funds and Purchase, Exchange and Redemption Procedures

Procedures for pricing and procedures and policies relating to the purchase and redemption of shares of the Acquired Funds and Acquiring Funds are substantially similar. A comparison of the differences in such procedures and policies for the Acquired Funds and Acquiring Funds is set forth below.

Pricing of Funds. The procedures for pricing for each Acquired Fund and corresponding Acquiring Fund are substantially similar in all material aspects. Both the Acquired Funds and the Acquiring Funds determine the market value of the respective fund’s investments primarily on the basis of readily available market quotations. If market prices are not readily available or a price provided by a pricing service does not reflect fair value, both the Acquired Funds and the Acquiring Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees.

Purchases. The procedures and policies relating to the purchase of shares of each Acquired Fund and corresponding Acquiring Fund are substantially similar. The Acquired Funds and the Acquiring Funds permit investors to purchase shares directly from the Funds or through a broker or financial intermediary on any business day that the Acquired Funds or Acquiring Funds, as applicable, are open. The Acquired Funds and the Acquiring Funds permit investors to invest any amount they choose, subject to minimum purchase requirements.

Redemptions. The procedures and policies relating to the redemption of shares for the Acquired Funds and the Acquiring Funds are substantially similar. In addition to traditional redemption methods provided by the Acquired Funds, the Acquiring Funds permit online redemptions.

Exchanges. The Acquired Funds permit exchanges of shares of any one Acquired Fund for shares of another. The Acquiring Funds permits shareholders to exchange shares in one fund for shares of the same class in another fund of SCM Trust.

For more information regarding the Pricing of Funds and Purchase, Exchange, and Redemption Procedures, please refer to the Prospectuses and Statements of Additional Information of the Acquired Funds and the Acquiring Funds, which are incorporated by reference into this Proxy Statement/Prospectus.

Dividends, Distributions and Taxes

Dividends and Distributions. As outlined below, the Acquired Funds and Acquiring Funds have similar policies for dividends and distributions.

Shareholders of each Acquired Fund and Acquiring Fund are receive dividends and distributions when declared by the applicable Boards of Trustees. The Acquired Funds and Acquiring Funds generally declare and pay dividends, if any, on a quarterly basis; however, they may declare and pay dividends more frequently. Unless an Acquired Fund or an Acquiring Fund shareholder elects to receive distributions in cash, distributions will be reinvested in additional shares of such Acquired Fund or Acquiring Fund.

Purchasing shares of an Acquired Fund or Acquiring Fund shortly before it makes dividends or capital gain distributions will have the effect of returning a portion of the purchase price by the amount of the distribution. This is sometimes referred to as “buying a dividend” because, although the distribution is in effect a return of a portion of the purchase price, it is taxable.

Unless you are investing in a tax-deferred account like an IRA or Education Savings Account, you may want to consider waiting to invest until after a distribution is made by the Acquired Fund or the Acquiring Fund.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE PROPOSALS

VOTING INFORMATION

Required Vote

Proposal 1. Under Proposal 1, shareholders of the AR Capital BDC Income Fund are being asked to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the AR Capital BDC Income Fund to, and the assumption of all of the liabilities of the AR Capital BDC Income Fund by, SCM Trust, which shall assign such assets and liabilities to the Shelton BDC Income Fund, a newly-created series of SCM Trust, in exchange for shares of the Shelton BDC Income Fund to be distributed pro rata by the AR Capital BDC Income Fund to its shareholders upon the fund’s liquidation. By voting in favor of this Reorganization, shareholders are also voting to approve the investment advisory agreement between Shelton and SCM Trust on behalf of the Shelton BDC Income Fund.

Pursuant to the 1940 Act, Proposal 1 must be approved by a majority of the outstanding shares of each of the AR Capital BDC Income Fund. A “majority of the outstanding shares” means the vote of the holders of the lesser of (a) 67% or more of the AR Capital BDC Income Fund’s shares present at the Special Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the AR Capital BDC Income Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the Record Date) represented by full and fractional shares of all of the AR Capital BDC Income Fund’s outstanding classes of shares.

Proposal 2. Under Proposal 2, shareholders of the AR Capital Global Real Estate Income Fund are being asked to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the AR Capital Global Real Estate Income Fund to, and the assumption of all of the liabilities of the AR Capital Global Real Estate Income Fund by, SCM Trust, which shall assign such assets and liabilities to the Shelton Real Estate Income Fund, a newly-created series of SCM Trust, in exchange for shares of the Shelton Real Estate Income Fund to be distributed pro rata by the AR Capital Global Real Estate Income Fund to its shareholders upon the fund’s liquidation. By voting in favor of this Reorganization, shareholders are also voting to approve the investment advisory agreement between Shelton and SCM Trust on behalf of the Shelton Real Estate Income Fund.

Pursuant to the 1940 Act, Proposal 2 must be approved by a majority of the outstanding shares of each of the AR Capital Global Real Estate Income Fund. A “majority of the outstanding shares” means the vote of the holders of the lesser of (a) 67% or more of the AR Capital Global Real Estate Income Fund’s shares present at the Special Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the AR Capital Global Real Estate Income Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the Record Date) represented by full and fractional shares of all of the AR Capital Global Real Estate Income Fund’s outstanding classes of shares.

Proposal 3. Under Proposal 3, shareholders of the AR Capital Real Estate Income Fund are being asked to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the AR Capital Real Estate Income Fund to, and the assumption of all of the liabilities of the AR Capital Real Estate Income Fund by, SCM Trust, which shall assign such assets and liabilities to the Shelton Real Estate Income Fund, a newly-created series of SCM Trust, in exchange for shares of the Shelton Real Estate Income Fund to be distributed pro rata by the AR Capital Real Estate Income Fund to its shareholders upon the fund’s liquidation. By voting in favor of this Reorganization, shareholders are also voting to approve the investment advisory agreement between Shelton and SCM Trust on behalf of the Shelton Real Estate Income Fund.

Pursuant to the 1940 Act, Proposal 3 must be approved by a majority of the outstanding shares of each of the AR Capital Real Estate Income Fund. A “majority of the outstanding shares” means the vote of the holders of the lesser of (a) 67% or more of the AR Capital Global Real Estate Income Fund’s shares present at the Special Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the AR Capital Global Real Estate Income Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the Record Date) represented by full and fractional shares of all of the AR Capital Real Estate Income Fund’s outstanding classes of shares.

Approval of the Reorganizations will occur only if a sufficient number of votes are cast “FOR” each proposal.

If a Reorganization is not approved, the Board of Trustees of the Acquired Funds will consider other options for the future management and organization of the affected Acquired Fund. No Reorganization is conditioned upon the approval of the other Reorganizations. Accordingly, if shareholders of one Acquired Fund approve a Reorganization, but shareholders of the other Acquired Funds do not approve the other Reorganizations, it is expected that the approved Reorganization will take place as described in this Proxy Statement/Prospectus.

Effect of Abstentions and Broker Non-Votes

Abstentions will be treated as shares voted against a proposal. Under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote, the broker may not vote the shares as to that proposal even if it has discretionary voting power.

Shareholder Objections

A shareholder of an Acquired Fund who objects to the proposed Reorganizations will not be entitled to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganizations as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganizations are consummated, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at the then-current NAV. Shares of the Acquired Funds also may be redeemed at any time prior to the consummation of the Reorganizations. Redeeming shareholders will receive the NAV next computed after receipt of the redemption request. Shareholders of the Acquired Funds may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganizations or exchanging such shares in the Reorganizations.

Shareholder Proposals

Realty Capital Income Funds Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions, such as election of directors or approval of a new advisory agreement, are required to be taken under the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings, as well as the related expenditure of personnel time. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust (if any) should send their written proposals to the Secretary of the Trust at 405 Park Avenue, 14th Floor, New York, New York 10022. Proposals must be received a reasonable time before the date of a meeting of shareholders to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, guarantee that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Trust’s proxy statement must notify the Secretary of the Trust in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Shareholder Communications with the Board

Shareholders may send written communications to the Board of Trustees of Realty Capital Income Funds Trust or to individual Trustees by mailing such correspondence to the Board or the Trustee(s) at 405 Park Avenue, 14th Floor, New York, New York 10022. Such communications must be signed by the shareholder and identify the Acquired Fund, class and number of shares held by the shareholder. Properly submitted shareholder communications will be forwarded to the entire Board of Trustees or to the individual Trustee(s), as applicable. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must continue to meet all the requirements of Rule 14a-8. See “Additional Information — Shareholder Proposals” above. Shareholders may also send confidential communications to the Funds’ Chief Compliance Officer at Brandywine Two 5 Christy Drive, Suite 209, Chadds Ford, PA 19317.

Adjournment and Postponements

In the event that an insufficient amount of shares of any Acquired Fund are not represented at the Special Meeting or at any adjournment thereof to act upon a proposal, or, even though a sufficient amount of share are represented, in the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose and vote for one or more adjournments of the Special Meeting to be held within a reasonable time after the date originally set for the Special Meeting, and further solicitation of proxies may be made without the necessity of further notice. The persons named as proxies will vote those proxies which instruct them to vote in favor of a proposal in favor of any such adjournment, and will vote those proxies which instruct them to vote against or to abstain from voting on a proposal against any such adjournment. Any such adjournment must be approved by a majority of the shares voting on the matter.

In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment or postponement will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy. Any business that might have been transacted at the Special Meeting with respect to the Acquired Funds may be transacted at any such adjourned session(s) at which a quorum is present.

Revocation of Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to Realty Capital Income Funds Trust by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number or on the website listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Shareholders Entitled to Vote

Only shareholders of record on the Record Date are entitled to receive notice of and to vote at the Special Meeting or at any adjournment or postponement thereof. Each whole share held as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The number of shares of beneficial interest of each Acquired Fund that were outstanding as of the Record Date and, therefore, are entitled to vote at the Meeting are as set out below:

Number of shares outstanding
AR Capital BDC Income Fund	[ ]
AR Capital Real Estate Income Fund	[ ]
AR Capital Global Real Estate Income Fund	[ ]

Method and Cost of Solicitation

The Acquired Funds expect that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet or oral communications by certain employees of Shelton, who will not be paid for these services. Solicitation may also be made by [____], a paid proxy solicitation firm, at an estimated cost of $25,000. Shelton and NFA will pay (or will cause to be paid) the costs of the Special Meeting, including legal costs and the cost of the solicitation of proxies. The agreement with [____] provides for the indemnification of [____] in certain circumstances and requires [___] to keep certain information confidential.

Security Ownership of Certain Beneficial Owners and Management

To the knowledge of the Acquired Funds, as of the Record Date, no trustee or officer owned, on an individual basis, more than 1% of the outstanding shares of any Acquired Fund. As of the Record Date, beneficial ownership in the Acquired Funds by the Acquired Funds’ trustees and officers, as a group, was as follows:

	Amount of Shares Owned	Percent Owned
AR Capital BDC Income Fund		%
AR Capital Real Estate Income Fund		%
AR Capital Global Real Estate Income Fund		%

As of the Record Date, the Acquiring Funds had no shares outstanding.

As of the Record Date, to the knowledge of the trustees and officers of the Acquired Funds, other than as set forth below, no person owned beneficially or of record more than 5% of the outstanding shares of any Acquired Fund. Shareholders indicated below holding greater than 25% of the Acquired Fund may be “controlling persons” under the 1940 Act. Persons controlling the Acquired Fund can determine the outcome of any proposal submitted to the shareholders for approval.

AR Capital BDC Income Fund

Name and Address	Amount of Shares Owned	Percent Owned
[ ]

AR Capital Real Estate Income Fund

Name and Address	Amount of Shares Owned	Percent Owned
[ ]

AR Capital Global Real Estate Income Fund

Name and Address	Amount of Shares Owned	Percent Owned
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FURTHER INFORMATION ABOUT THE ACQUIRED FUNDS
 AND THE ACQUIRING FUNDS

More information about the Acquired Funds and the Acquiring Funds is included in: (i) the Acquired Funds’ Prospectuses dated May 1, 2016; (ii) the Acquired Funds’ Statement of Additional Information dated May 1, 2016; (iii) the Acquiring Funds’ Prospectuses filed with the SEC on March 31, 2016; (iv) the Acquiring Funds’ Statement of Additional Information filed with the SEC on March 31, 2016 and (v) the Statement of Additional Information dated June 30, 2016 (relating to this Proxy Statement/Prospectus). Please note, however, that on August 1, 2016, the financial information in the Acquired Funds’ Registration Statement will become stale and no additional shares of the Acquired Funds may be sold because the Acquired Funds do not intend to file a post-effective amendment to update this information.

You may request free copies of the Acquired Funds’ Prospectus or Statement of Additional Information (including any supplements) by writing Realty Capital Income Funds Trust at 405 Park Avenue, New York, NY 10022, by calling (866) 271-9244, by emailing at email@arcincomefunds.com or on the Acquired Funds’ website at www.arcincomefunds.com. Please note, however, that on August 1, 2016, the financial information in the Acquired Funds’ Registration Statement will become stale and no additional shares of the Acquired Funds may be sold because the Acquired Funds do not intend to file a post-effective amendment to update this information.

You can request a free copy of the Acquiring Funds’ Prospectuses and Statement of Additional Information, by calling (800) 955-9988 or by writing SCM Trust at 1050 17th Street #1710, Denver, CO 80265. In addition, a current Prospectus for each of the Acquiring Funds accompanies this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by SCM Trust with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Funds and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

The Acquired Funds and the Acquiring Funds also file proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036. Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s web site at www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

Other Business

The Board of Trustees of the Acquired Funds know of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board of Trustees intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Delivery of Proxy Statement

The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. We are only delivering one proxy statement to multiple shareholders sharing an address, unless you have instructed us not to do so. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your financial intermediary or direct a written request to Realty Capital Income Funds Trust, 405 Park Avenue, New York, NY 10022 or call toll-free (866) 271-9244. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their financial intermediary or the applicable Acquired Funds directly.

Experts

The audited financial statements for the Acquired Funds included in the Acquired Funds’ Annual Report dated March 31, 2016, have been audited by BBD, LLP, independent registered public accounting firm, as set forth in its report therein and incorporated by reference into the Statement of Additional Information relating to this Proxy Statement/Prospectus. Such financial statements are incorporated therein by reference in reliance upon such report given upon the authority of said firm as experts in accounting and auditing.

The Acquiring Funds have not yet commenced operations and, therefore, have not yet produced financial statements.

A copy of the Notice of Shareholder Meeting, the Proxy Statement/Prospectus and the
 Proxy Card are available at www.[].com.

By Order of the Board of Directors of the Acquired Funds

/s/ Edward M. Weil, Jr
Chairman of Realty Capital Income Funds Trust
[____] [__], 2016

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E13036-S49288

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board recommends that shareholders vote "FOR" the Reorganizations.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

E13037-S49288

AR CAPITAL REAL ESTATE INCOME FUND
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of AR Capital Real Estate Income Fund (the "Fund") hereby appoints Connie Bechtolt and Teresa Axelson, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on July 22, 2016 at a Joint Special Meeting of Shareholders to be held at the office of Shelton Capital Management, 1050 17th Street, Suite 1710, Denver, Colorado 80265, at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E13038-S49288

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board recommends that shareholders vote "FOR" the Reorganizations.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

E13039-S49288

AR CAPITAL BDC INCOME FUND
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of AR Capital BDC Income Fund (the "Fund") hereby appoints Connie Bechtolt and Teresa Axelson, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on July 22, 2016 at a Joint Special Meeting of Shareholders to be held at the office of Shelton Capital Management, 1050 17th Street, Suite 1710, Denver, Colorado 80265, at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E13040-S49288

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board recommends that shareholders vote "FOR" the Reorganizations.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

E13041-S49288

AR CAPITAL GLOBAL REAL ESTATE INCOME FUND
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of AR Capital Global Real Estate Income Fund (the "Fund") hereby appoints Connie Bechtolt and Teresa Axelson, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on July 22, 2016 at a Joint Special Meeting of Shareholders to be held at the office of Shelton Capital Management, 1050 17th Street, Suite 1710, Denver, Colorado 80265, at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of ________, 2016 by and among the Realty Capital Income Funds Trust, a Delaware statutory Trust (“ARC”), on behalf of the AR Capital Global Real Estate Income Fund, the AR Capital BDC Income Fund, and the AR Capital Real Estate Income Fund (each, an “Acquired Fund” and collectively the “Acquired Funds”) and the SCM Trust, a Massachusetts business trust (“SCM Trust”) on behalf of the Shelton BDC Income Fund and the Shelton Real Estate Income Fund (each, an “Acquiring Fund” and collectively the “Acquiring Funds” and, together with SCM Trust, ARC and the Acquired Funds, the “Parties” and each, individually, a “Party”). CCM Partners, dba Shelton Capital Management, a California Limited Partnership (“SCM”), joins this Agreement solely for purposes of paragraphs 4.3, 5.1, and 7.1. National Fund Advisors, LLC, a Delaware Limited Liability Company (“NFA”), joins this Agreement solely for purposes of paragraph 7.2. Capitalized terms not otherwise defined herein shall have the meaning set forth in Article XI hereof.

RECITALS

ARC issues shares of beneficial interest representing interests in the Acquired Funds. Likewise, SCM Trust issues shares of beneficial interest representing interests in the Acquiring Funds.

The Parties wish to conclude a series of business combination transactions under the terms set forth in this Agreement in which: (1) all of the Fund Assets of each Acquired Fund will be transferred to a corresponding Acquiring Fund, as set forth on Exhibit A, in exchange for shares of the Acquiring Fund and the assumption by that Acquiring Fund of all of the Acquired Fund’s Liabilities, and (2) shares of the Acquiring Fund will be distributed to holders of shares of the corresponding Acquired Fund in complete liquidation of such Acquired Fund. Each business combination transaction set forth under this Agreement is referred to as a “Reorganization.”

The Parties intend this Agreement to be, and adopt it as, a plan of reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

The financial information in ARC’s SEC registration statement on Form N-1A, registering the shares of the Acquired Funds for issuance and sale under the 1933 Act and 1940 Act, became stale as of August 1, 2016, and no shares of the Acquired Funds were sold after such date.

The Board of Trustees of ARC (the “ARC Board”), including a majority of the trustees who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (“Independent Trustees”) of ARC, has determined with respect to each Acquired Fund that: (1) participation in the applicable Fund Transaction (as defined in paragraph 1.1) is in the best interests of the Acquired Fund and its shareholders, and (2) the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the applicable Fund Transaction.

The Board of Trustees of SCM Trust (the “SCM Board”), including a majority of the Independent Trustees, has determined with respect to each Acquiring Fund that: (1) participation in the applicable Fund Transaction is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the applicable Fund Transaction.

NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

ARTICLE I - THE REORGANIZATIONS AND FUND TRANSACTIONS

1.1 The Reorganizations and Fund Transactions. In accordance with the laws of the State of Delaware (“Delaware Law”) and the laws of the Commonwealth of Massachusetts (“Massachusetts Law”), on the Closing Date (as defined in paragraph 3.1), upon the terms and subject to the conditions of this Agreement, and on the basis of the representations and warranties contained herein, each of ARC and the Acquired Funds shall assign, deliver and otherwise transfer all Fund Assets of each Acquired Fund, subject to all of the Liabilities of such Acquired Fund, to SCM Trust which shall assign the Fund Assets of each Acquired Fund that it receives to the corresponding Acquiring Fund set opposite such Acquired Fund on Exhibit A hereto (each such Acquired Fund and corresponding Acquiring Fund, a “Transaction Party” of the other), and SCM Trust, on behalf of each Acquiring Fund, shall assume all of the Liabilities of each Acquired Fund and shall assign the Liabilities of each Acquired Fund that it assumes to that Acquired Fund’s Transaction Party. In consideration of the foregoing, SCM Trust, on behalf of each Acquiring Fund, shall on the Closing Date deliver to the Acquired Funds full and fractional (to the third decimal place) Institutional Class and Investor Class shares, as applicable, of each Acquiring Fund, the number of which shall be determined as set forth in paragraphs 2.2 and 2.3 for each series. (Each such transaction between an Acquired Fund and its Transaction Party is hereinafter referred to as a “Fund Transaction”.) At and after the Closing Date, all of the Fund Assets of each Acquired Fund shall become and be the Fund Assets of its Transaction Party and all of the Liabilities of each Acquired Fund shall become and be the Liabilities of and shall attach to its Transaction Party. The Liabilities of each Acquired Fund may henceforth be enforced only against its Transaction Party to the same extent as if such Liabilities had been incurred by such Transaction Party subject to any defense and/or set off that Acquired Fund was entitled to assert immediately prior to the Closing Date and further subject to any defense and/or setoff that SCM Trust or an Acquiring Fund may from time to time be entitled to assert.

1.2 Acquired Fund Assets. At least fifteen Business Days prior to the Closing Date, ARC will provide SCM Trust with a schedule of the securities and other assets and known Liabilities of the respective Acquired Funds, and SCM Trust will provide the ARC with a copy of the current investment objective, principal strategies and restrictions applicable to each Acquiring Fund.

1.3 Assumption of Liabilities. SCM Trust, on behalf of the Acquiring Funds, will assume all of the remaining Liabilities of each Acquired Fund, assigning them to the appropriate Transaction Party of each Acquired Fund.

1.4 Distribution of Acquiring Fund Shares. Immediately upon receipt, each Acquired Fund will distribute the shares representing interests in its Transaction Party pro-rata to the record holders of the Acquired Fund, determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (the “Valuation Time”) in complete liquidation of each such Acquired Fund. Each Acquired Fund, in accordance with paragraphs 2.2 and 2.3 of this Agreement and Exhibit A hereto, will distribute pro-rata (i) its Transaction Party’s Investor Class shares to holders of the Acquired Fund’s Class A and Class C shares, and (ii) its Transaction Party’s Institutional Class shares to the holders of the Acquire Fund’s Advisor Class shares. Such distributions will be accomplished by an instruction, signed by an appropriate officer of ARC and SCM Trust, as applicable, to transfer the Acquiring Fund shares then credited to each Acquired Fund’s account on the Books and Records of ARC, as applicable, and to open accounts on the Books and Records of SCM Trust, established and maintained by SCM Trust’s transfer agent, in the names of record holders of the Acquired Funds, and crediting the number of Acquiring Fund shares due to such record holders. All issued and outstanding Acquired Funds shares will be cancelled simultaneously therewith by the Acquired Funds on ARC’s Books and Records. Any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Acquiring Fund shares issued to such Acquired Fund in accordance with the Reorganizations. In addition, each record holder of an Acquired Fund shall continue to have the right to receive any unpaid dividends or other distributions which were declared with respect to his/her or its shares of such Acquired Fund before the Valuation Time.

1.5 Liquidation of Acquired Funds/Dissolution and Deregistration of Acquired Funds. As soon as conveniently practicable after the distribution of Acquiring Fund shares by the Acquired Funds pursuant to this Agreement has been made, the Acquired Funds shall file articles of dissolution with the Delaware Department of State, Division of Corporations and shall file an application for an Order of the SEC pursuant to Section 8(f) of the 1940 Act, declaring that it has ceased to be an investment company and shall take, in accordance with Delaware Law and the 1940 Act, all such other steps as may be necessary or appropriate to effect a complete liquidation and termination of the Acquired Funds, dissolution of Acquired Funds and deregistration of Acquired Funds under the 1940 Act. If any one of the Fund Transactions does not close on the Closing Date, ARC may take, in accordance with Delaware Law, all such steps as may be necessary or appropriate to effect a complete liquidation and termination of the Acquired Funds which have closed their respective Fund Transactions. Any reporting obligation, including but not limited to, the filing of any Form N-SAR, N-CSR, Rule 24f-2 notice or federal, state or local tax returns, or other responsibility of Acquired Funds is and shall remain such Party’s responsibility until it is dissolved and deregistered.

1.6 Transfer Taxes. Any transfer taxes payable on issuance of a share in a name other than that of the record holder on Acquired Funds books exchanged therefor, shall be paid by the Person to whom the Acquiring Fund’s shares are issued as a condition of that transfer.

ARTICLE II - VALUATION

2.1 Valuation of Assets. The value of each Acquired Fund’s assets to be acquired by its Transaction Party shall be the value of such assets computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquired Fund’s Transaction Party.

2.2 Valuation of Shares. The number of Acquiring Fund shares to be issued (including fractional shares (to the third decimal place), if any) in connection with each Fund Transaction shall be equal to its Transaction Party’s (or Transaction Parties’) net asset value per share computed as of the Valuation Time determined in accordance with the valuation procedures referred to in this agreement.

2.3 Numbers of Classes of Shares. The number of Investor Class shares to be issued by an Acquiring Fund (including fractional shares (to the third decimal place), if any) in connection with each Fund Transaction shall be equal to the net asset value of the Transaction Party’s (or Transaction Parties’) Class A and Class C shares computed as of the Valuation Time determined in accordance with the valuation procedures referred to in this agreement. The number of Institutional Class shares to be issued by an Acquiring Fund (including fractional shares (to the third decimal place), if any) in connection with each Fund Transaction shall be equal to the net asset value of the Transaction Party’s (or Transaction Parties’) Advisor Class shares computed as of the Valuation Time determined in accordance with the valuation procedures referred to in this agreement.

2.4 Determination of Value. All computations of net asset value and the value of securities transferred under this Article II shall be made by The Bank of New York Mellon (“BNY”), SCM Trust’s accounting agent, in accordance with its regular practice and the requirements of the 1940 Act.

ARTICLE III - CLOSING AND CLOSING DATE

3.1 Closing. The closing of the Fund Transactions (the “Closing”) will take place at the offices of SCM, 1050 17th Street #1710, Denver, CO 80265, or at such other place as may be mutually agreed in writing by an authorized officer of each Party, on _______, at 4:00 p.m., Eastern Time, or on such other date or time as may be mutually agreed in writing by an authorized officer of each Party (the “Closing Date”).

3.2 Transfer and Delivery of Fund Assets. ARC shall direct its custodian (“Custodian”) to deliver to SCM Trust at the Closing a certificate of an authorized officer certifying that: (a) the Custodian, on its accounting records, has transferred the Fund Assets of each Acquired Fund subject to all of its Liabilities into an account of its Transaction Party at US Bank; and (b) all necessary taxes in connection with the delivery of such Fund Assets, including all applicable foreign, federal and state stock transfer stamps and any other stamp duty taxes, if any, have been paid or provision (as reasonably estimated) for payment has been made. At least five Business Days prior to the Closing Date, the Custodian shall present for examination those Fund Assets represented by a certificate or other written instrument to those Persons at US Bank who have primary responsibility for the safekeeping of the SCM Trust’s assets. On the Closing Date, the Acquired Funds shall endorse and deliver, or transfer by appropriate transfer or assignment documents, such certificates and other written instruments as of the Closing Date for the account of the appropriate Acquiring Fund in proper form for transfer and in such condition as to constitute good delivery thereof. The Custodian shall deliver other Fund Assets to those Persons at US Bank who have primary responsibility for the safekeeping of the assets of the SCM Trust as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository (as defined in Rule 17f-4 and Rule 17f-7 under the 1940 Act) in which such Fund Assets are held.

3.3 SCM Trust Share Records. ARC shall direct its transfer agent to deliver to SCM Trust at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the record holders and the number and percentage ownership (to three decimal places) of Acquired Funds shares owned by each record holder of the Acquired Funds immediately prior to the Closing. SCM Trust shall deliver to the Secretary of ARC a confirmation evidencing that: (a) the appropriate number of Acquiring Fund shares has been delivered to the account of each Acquired Fund on the books of the Acquired Fund’s Transaction Party prior to the actions contemplated, and (b) the appropriate number of Acquiring Fund shares has been credited to the accounts of record holders of Acquired Funds shares on the books of SCM Trust.

3.4 Postponement of Closing Date. If immediately prior to the Valuation Time: (a) the NYSE or another primary trading market for portfolio securities of an Acquiring Fund or Acquired Fund is closed to trading, or trading thereupon is restricted; or (b) trading or the reporting of trading on such market is disrupted so that, in the judgment of an appropriate officer of ARC or SCM Trust, accurate appraisal of the value of the net assets of that Acquiring Fund or Acquired Fund is impracticable, the Closing Date for the applicable Fund Transaction shall be postponed until the first Business Day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each affected Party.

ARTICLE IV - REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of Acquired Funds. ARC, on behalf of each Acquired Fund, hereby represents and warrants to SCM Trust (only with respect to itself and not with respect to the other entities contained in the representation and warranty), as follows, which representations and warranties shall be true and correct on both the date hereof and on the Closing Date (as though made on and as of the Closing Date):

(a) Each Acquired Fund is a series of ARC duly organized, validly existing and in good standing under Delaware Law and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Acquired Fund. The Acquired Funds have full power under ARC’s declaration of trust to conduct its business as it is now being conducted and to own the properties and assets it now owns for itself and on behalf the Acquired Funds. ARC has all necessary approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on.

(b) The execution, delivery and performance of this Agreement by ARC on behalf of the Acquired Funds, and the consummation of the Fund Transactions contemplated herein, have been duly and validly authorized by the ARC Board, and the ARC Board has approved the Fund Transactions and has resolved to recommend the Fund Transactions to the shareholders of the Acquired Funds and to call a special meeting of shareholders of each Acquired Fund for the purpose of approving this Agreement and the applicable Fund Transaction. Other than the affirmative “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of each Acquired Fund, no other action on the part of ARC, the Acquired Funds or their respective shareholders is necessary to authorize the execution, delivery and performance of this Agreement by ARC on behalf of each Acquired Fund or the consummation of each Fund Transaction contemplated herein. This Agreement has been duly and validly executed and delivered by ARC on behalf of each Acquired Fund and is a legal, valid and binding obligation of ARC, as it relates to each Acquired Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the rights of creditors generally and the exercise of judicial discretion in accordance with general principles of equity).

(c) There is an unlimited number of authorized shares of beneficial interest of ARC with a par value of $0.001 per share. The issued and outstanding shares of the Acquired Funds are duly authorized, validly issued, fully paid and non-assessable. There are no outstanding options, warrants or other rights of any kind to acquire from the Acquired Funds, any shares of any class or series or equity interests of any Acquired Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor are the Acquired Funds committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares.

(d) ARC does not have any subsidiaries.

(e) Except for consents, approvals, or waivers to be received prior to Closing, the execution, delivery or performance of this Agreement by ARC for itself and on behalf of each Acquired Fund does not, and the consummation of the Fund Transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of ARC’s declaration of trust, or of any contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it or an Acquired Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which ARC or an Acquiring Fund is a party or by which it or an Acquired Fund is bound, (iii) result in a breach or violation by ARC or an Acquiring Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

(f) Prior to the execution of this Agreement, ARC has delivered to SCM Trust true and complete copies of the audited statements of assets and liabilities of each of the Acquired Funds as of March 31, 2016, and the related audited statements of income and changes in net assets and financial highlights for the periods then ended.

(g) Except as set forth in the notes thereto, all such financial statements were prepared in accordance with accounting principles generally accepted in the United States, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of each Acquired Fund as of the respective dates thereof and for the respective periods covered thereby.

(h) Except as reflected or reserved against in the statement of assets and liabilities included in each Acquired Fund’s audited financial statements as of March 31, 2016 or in the notes thereto, or as previously disclosed in writing to SCM Trust, there are no liabilities against, relating to or affecting an Acquired Fund or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on ARC or its respective properties or assets or on any Acquired Fund or such Acquired Fund’s property or assets. In particular, since March 31, 2016, there has not been any material adverse change in the financial condition, properties, assets, liabilities or business of any Acquired Fund other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value of an Acquired Fund due to declines in market values of securities in its portfolio, the discharge of liabilities, or the redemption of shares representing an interest in an Acquired Fund, shall not constitute a material adverse change.

(i) As of the date hereof, except as previously disclosed to SCM Trust in writing, and except as have been corrected as required by applicable Law, and to the best of each of ARC’s and the ARC Board’s knowledge, there have been no material miscalculations of the net asset value of any Acquired Fund or the net asset value per share during the twelve-month period preceding the date hereof, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(j) The minute books and other similar records of ARC as made available to SCM Trust prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of ARC and each Acquired Fund, and at all meetings and by all written consents in lieu of meetings of the ARC Board and committees of the ARC Board. The stock transfer ledgers and other similar records of ARC and each Acquired Fund as made available to SCM Trust prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the shares of the Acquired Funds.

(k) ARC and each Acquired Fund have maintained, or caused to be maintained on its behalf, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(l) There is no Action or Proceeding pending against ARC and to ARC’s knowledge, threatened against, relating to or affecting, ARC and/or an Acquired Fund.

(m) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of ARC or an Acquired Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the Fund Transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such Fund Transactions.

(n) ARC is duly registered as an open-end management investment company under the 1940 Act, and each Acquired Fund is “non-diversified” within the meaning of Section 5(b)(1) of the 1940 Act.

(o) As of the date hereof and at the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of each Acquired Fund required by Law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no written assessment has been asserted with respect to such returns. There are no levies, liens, or other encumbrances relating to taxes existing, pending or, to ARC’s knowledge, threatened, with respect to the assets of ARC, respectively (or with respect to any assets of any Acquired Fund).

(p) For each taxable year of its operation (including the taxable year in which the Closing Date occurs), each Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.

(q) All issued and outstanding shares of each Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities Laws, are registered under the 1933 Act and under the Laws of all jurisdictions in which registration is or was required. Such registrations, including any periodic reports or supplemental filings, were, in all material respects, complete and current at the time the Acquired Funds’ issued and outstanding shares were sold, and all fees required to be paid have been paid. None of the Acquired Funds were subject to any “stop order” at the time their respective issued and outstanding shares were sold, and the Acquired Funds were fully qualified to sell their respective shares in each jurisdiction in which such shares were registered and sold.

(r) Each prospectus and statement of additional information of the Acquired Funds used at all times prior to the date of this Agreement conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(s) The proxy statement and prospectus and statement of additional information (collectively, the “Proxy Statement/Prospectus”) to be included in SCM Trust’s registration statement on Form N-14 (the “Registration Statement”), and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as they relate to the Acquired Funds, each comply or will comply in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder. The Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as they relate to the Acquired Funds, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that ARC makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to SCM Trust, the Acquiring Funds, or SCM.
(t) Except as previously disclosed in writing to SCM Trust, each Acquired Fund has, and on the Closing Date will have, good and marketable title to its Fund Assets and full right, power, and authority to sell, assign, transfer and deliver such Fund Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, and subject to no restrictions on the subsequent transfer thereof.

(u) The shares of the Acquiring Funds to be issued to the Acquired Funds pursuant to this agreement will not be acquired for the purpose of making any distribution thereof other than to the Acquired Funds’ shareholders as provided in this Agreement.

4.2 Representations and Warranties of SCM Trust. SCM Trust, on behalf of each Acquiring Fund, hereby represents and warrants to ARC and the Acquired Funds as follows which representations and warranties shall be true and correct on both the date hereof and on the Closing Date (as though made on and as of the Closing Date):

(a) SCM Trust is a business trust duly organized and validly existing under Massachusetts Law and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of any Acquiring Fund. SCM Trust has full power under its declaration of trust and by-laws to conduct its business as it is now being conducted and to own the properties and assets it now owns for itself and on behalf of each Acquiring Fund. SCM Trust has all necessary approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on.

(b) The execution, delivery and performance of this Agreement by SCM Trust on behalf of each Acquiring Fund and the consummation of the Fund Transactions contemplated herein have been duly and validly authorized by the SCM Board and the SCM Board has approved the Fund Transactions. No other action on the part of SCM Trust or its shareholders, or the shareholders of any Acquiring Fund, is necessary to authorize the execution, delivery and performance of this Agreement by SCM Trust on behalf of each Acquiring Fund or the consummation of each Fund Transaction contemplated herein. This Agreement has been duly and validly executed and delivered by SCM Trust on behalf of each Acquiring Fund and is a legal, valid and binding obligation of SCM Trust, as it relates to each Acquiring Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the rights of creditors generally and the exercise of judicial discretion in accordance with general principles of equity).

(c) The authorized capital of SCM Trust is an unlimited number of shares of beneficial interest, par value $0.00001. Each Acquiring Fund and class of an Acquiring Fund has been duly established. Each Acquiring Fund has no shares of beneficial interest issued and outstanding, and the shares of each Acquiring Fund to be issued and delivered to its corresponding Transaction Party pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in such Acquiring Fund, and will be fully paid and non-assessable. There are no outstanding options, warrants or other rights of any kind to acquire from SCM Trust any shares of any class or series or equity interests of any Acquiring Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is SCM Trust committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares.

(d) Each Acquiring Fund was established in order to effect the Fund Transactions described in this Agreement, and, prior to the Closing Date, shall not have carried on any business activity (other than such activities as are customary to the organization of a new series prior to its commencement of investment operations). Each Acquiring Fund has not yet filed its first federal income tax return. Upon filing its first federal income tax return following the taxable year in which the Closing Date occurs, each Acquiring Fund will continue to elect to be a “regulated investment company” under Subchapter M Subtitle A, Chapter 1, of the Code and until such time shall take all steps reasonably necessary to ensure that they qualify for taxation as “regulated investment company” under Sections 851 and 852 of the Code.

(e) SCM Trust has no subsidiaries.

(f) Except for consents, approvals, or waivers to be received prior to Closing, the execution, delivery or performance of this Agreement by SCM Trust for itself and on behalf of each Acquiring Fund does not, and the consummation of the Fund Transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of its agreement and declaration of trust or by-laws, or of any contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it or an Acquiring Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which SCM Trust is a party or by which it or an Acquiring Fund is bound, (iii) result in a breach or violation by SCM Trust or an Acquiring Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

(g) The minute books and other similar records of SCM Trust as made available to ARC prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of SCM Trust and each Acquiring Fund, and at all meetings and by all written consents in lieu of meetings of the SCM Board and committees of the SCM Board.

(h) SCM Trust and each Acquiring Fund have maintained, or caused to be maintained on its behalf, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(i) There is no Action or Proceeding pending against or, to the best of SCM Trust’s knowledge, threatened against, relating to or affecting, SCM Trust or an Acquiring Fund.
(j) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of SCM Trust or an Acquiring Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the Fund Transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such Fund Transactions.

(k) SCM Trust is duly registered as an open-end management investment company under the 1940 Act, and each Acquiring Fund is “non-diversified” within the meaning of Section 5(b)(1) of the 1940 Act.

(l) As of the Closing Date, the current prospectus and statement of additional information of each Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
(m) The Proxy Statement/Prospectus to be included in the Registration Statement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to SCM Trust and the Acquiring Funds, each comply or will comply in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder. The Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as they relate to SCM Trust and the Acquiring Funds, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that SCM Trust makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to ARC, any Acquired Fund, National Fund Advisors, LLC (“NFA”) or BDCA Adviser, LLC and furnished to SCM Trust thereby specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

(n) As of the Closing Date, the investment management agreement between SCM Trust on behalf of each Acquiring Fund and SCM; the distribution agreement, dated _______, between SCM Trust and RFS Partners, LP; and the custody agreement dated _____ between SCM Trust and US Bank, have been duly authorized, executed and delivered by SCM Trust, are valid and legally binding obligations of SCM Trust and comply in all material respects with the applicable requirements of the 1940 Act.

(o) SCM Trust, on behalf of each Acquiring Fund, has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act and a multiple class plan pursuant to Rule 18f-3 under the 1940 Act. Each such plan has been approved by the SCM Board and, to the extent required by law (as interpreted by Commission staff positions), by a majority of the SCM Board’s Independent Trustees and by each Acquiring Fund’s sole initial shareholder.

(p) SCM Trust, with respect to the SCM Board and the Acquiring Funds, complies and will comply with the requirements of Section 15(f) of the 1940 Act for a period of at least two years after the Closing Date.

4.3 Representations and Warranties of SCM. SCM hereby represents and warrants to ARC that it will put into place an expense limitation agreement with respect to each Acquiring Fund that will cap each Acquiring Fund’s “other expenses” (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) to 0.35% of the Acquiring Fund’s average daily net assets for at least one year after the Closing Date.

ARTICLE V – COVENANTS AND AGREEMENTS

5.1 Conduct of Business. After the date of this Agreement and on or prior to the Closing Date, ARC and SCM Trust will conduct the businesses of the Acquired Funds and the Acquiring Funds, respectively, only in the ordinary course and in accordance with this Agreement and, with respect to the Acquired Funds, the most recent prospectuses and statements of additional information of each share class of the Acquired Funds. With respect to the Acquired Funds, it is being understood that such ordinary course of business shall include (a) the declaration and payment of customary dividends and distributions and (b) the continued good faith performance by the investment adviser, administrator, distributor and other service providers of their respective responsibilities in accordance with their agreements with the Acquired Funds and applicable law. Each Acquiring Fund will not carry on any business activities between the date hereof and the Closing Date (other than such activities as are customary to the organization of a new registered investment company prior to its commencement of operations). In order to facilitate the transfer of Fund Assets on the Closing Date, SCM may limit or cease portfolio trading on behalf of an Acquired Fund for a period of up to [three days] prior to the Closing Date.

5.2 Portfolio Investments. The Acquired Funds have furnished SCM Trust with a schedule of each applicable Acquired Fund’s portfolio investments as of the date of this Agreement. The Acquired Funds may sell any of such investments and will confer with SCM Trust concerning, and keep SCM Trust apprised of, any additional investments made for the Acquired Funds. SCM Trust has furnished ARC with a statement of the Acquiring Funds’ respective investment objectives, principal strategies and restrictions and will, within a reasonable time prior to the Closing Date, provide ARC with a list of the investments, if any, held by any Acquired Fund that would not be permitted under applicable Law or its Transaction Party’s investment policies or where the transfer of any investments would result in material operational or administrative difficulties to SCM Trust in connection with facilitating the orderly consummation of the Fund Transactions. ARC will consult with SCM Trust about selling or otherwise disposing of any such investments, or an amount thereof sufficient to avoid violating applicable Law or an Acquiring Fund’s investment policies or to avoid creating material operational or administrative difficulties for SCM Trust regarding the orderly transition of an Acquired Fund’s Fund Assets, prior to the Closing Date.

5.3 Shareholders’ Meeting. ARC will call, convene and hold a meeting of shareholders of the Acquired Funds as soon as practicable, but not later than ________ or such other date as may be mutually agreed upon by an authorized officer of each Party, in accordance with applicable Law and ARC’s declaration of trust, for the purpose of approving this Agreement and the Fund Transactions contemplated herein, and for such other purposes as may be necessary or desirable, and the ARC Board will recommend a favorable vote thereon.

5.4 Proxy Statement/Prospectus and Registration Statement.

(a) ARC and SCM Trust each will cooperate with each other in the preparation of the Proxy Statement/Prospectus and Registration Statement and cause the Registration Statement to be filed with the SEC as promptly as practicable after execution of this Agreement. Upon effectiveness of the Registration Statement, the Acquired Funds will cause the Proxy Statement/Prospectus to be delivered to shareholders of the Acquired Funds entitled to vote on this Agreement and the Fund Transactions contemplated herein at least twenty days and no more than ninety days prior to the date of the shareholders meeting called pursuant to Section 5.3.

(b) SCM Trust, having filed a post-effective amendment to its registration statement on Form N-1A (“SCM Trust’s N-1A Registration Statement) with the SEC establishing the Acquiring Funds as series of SCM Trust, shall file any supplements and amendments as may be required. SCM Trust shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act, and to register the SCM Trust’s shares with such state securities commissions as it may deem appropriate in order to commence operations of the Acquiring Funds on the Closing Date.

5.5 Information. ARC and SCM Trust will furnish to one another, and the other’s accountants, legal counsel and other representatives, throughout the period prior to the Closing, all such cooperation, documents and other information concerning the Acquired Funds and the Acquiring Funds, respectively, and their business and properties as may reasonably be requested by the other Party. Such cooperation shall include providing copies of requested documents and other information. Each Party shall make its employees and officers available on a mutually convenient basis to provide explanation of any documents or information provided hereunder to the extent, if any, that such Party’s employees are familiar with such documents or information.

5.6 Notice of Material Changes. Each Party will notify the other Parties of any Material Adverse Effect to such Party as soon as practicable following any event causing such an effect.

5.7 Financial Statements. At the Closing, ARC will deliver to SCM Trust statements of assets and liabilities of the respective the Acquired Funds, together with schedules of portfolio investments as of the Closing Date. These financial statements will present fairly the financial position and portfolio investments of each Acquired Fund as of the Closing Date in conformity with accounting principles generally accepted in the United States applied on a consistent basis, and there will be no material contingent liabilities of any Acquired Fund not disclosed in said financial statements. These financial statements shall be certified by the treasurer of ARC as, to the best of his or her knowledge, complying with the requirements of the preceding sentence. Acquired Funds also will deliver to the applicable Acquiring Fund on or before the Closing Date, (i) the detailed tax-basis accounting records for each security or other investment to be transferred to the applicable Acquiring Fund hereunder, which shall be prepared in accordance with the requirements for specific identification tax-lot accounting and clearly reflect the bases used for determination of gain and loss realized on the partial sale of any security to be transferred to the SCM Trust, and (ii) a copy of any other tax books and records of the applicable Acquired Fund available and necessary for purposes of preparing any tax returns required to be filed after the Closing Date.

5.8 Other Necessary Action. Acquired Funds and SCM Trust will each take all necessary corporate or other action and use its best efforts to complete all filings and obtain all governmental and other consents and approvals required for consummation of the Fund Transactions contemplated by this Agreement.

5.9 Dividends. Prior to the Closing Date, each Acquired Fund may declare and pay a dividend, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of the respective Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus any excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of the Acquired Fund’s net capital gain, if any, recognized in all taxable periods or years ending on the Closing Date.

5.10 Books and Records. Each Party will make available to the other Parties for review any Books and Records which are requested by such other Party in connection with this Reorganization.

5.11 Section 368(a). ARC and SCM Trust agree to report each Reorganization as a reorganization qualifying under Section 368(a) of the Code, with the Acquiring Fund Transaction Party as the successor to each Acquired Fund Transaction Party. No Party shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of a Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of that Reorganization as a reorganization within the meaning of such Code section.

5.12 Tax Matters. ARC and SCM Trust shall reasonably cooperate with each other in connection with (i) the tax preparation and filing of tax returns with respect to the Acquired Fund that are due after the Closing Date and (ii) the declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, with respect to each Acquired Fund for the taxable year ending on March 31, 2016 and the taxable year that includes the Closing Date.

ARTICLE VI – CONDITIONS PRECEDENT

6.1 Conditions Precedent to Obligations of Acquired Funds. The obligations of Acquired Funds to conclude the Fund Transactions provided for herein shall be subject, at each of their respective elections, to the performance by SCM Trust of all of the obligations to be performed by it hereunder on or before the Closing Date and to the condition that the representations and warranties of SCM Trust contained in this Agreement are true and correct as of the Closing Date (as though made on and as of the Closing Date), and, in addition thereto, to the following further conditions:

(a) With respect to each Acquired Fund, the transfer of all of the Fund Assets to and the assumption of all of the Liabilities by its Transaction Party shall have been duly approved by the ARC Board and by the requisite affirmative vote of the shareholders of the Acquired Fund.

(b) SCM Trust shall have furnished to Acquired Funds the opinion of Reed Smith, LLP, in a form reasonably satisfactory to the Acquired Funds, and dated as of the Closing Date, to the effect that:

(i) SCM Trust is a validly existing voluntary association with transferable shares of beneficial interest under Massachusetts Law.

(ii) SCM Trust has the power to carry on its business as presently conducted in accordance with the description thereof in SCM Trust’s N-1A Registration Statement under the 1933 Act and the 1940 Act.

(iii) The Agreement has been duly authorized, executed and delivered by SCM Trust, on behalf of each Acquiring Fund, and constitutes a valid and legally binding obligation of SCM Trust, on behalf of each Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(iv) The execution and delivery of the Agreement by SCM Trust, on behalf of each Acquiring Fund, did not, and the issuance of Acquiring Fund shares pursuant to the Agreement will not, violate SCM Trust’s declaration of trust or by-laws.

(v) The Acquiring Fund shares to be delivered as provided for by the Agreement are duly authorized and, upon such delivery, will be validly issued and will be fully paid and non-assessable.

(vi) To the knowledge of such counsel, and without any independent investigation, (i) the SCM Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of any Acquiring Fund, (ii) SCM Trust is registered as an investment company with the SEC and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the SCM Trust under the federal laws of the United States or Massachusetts Law for the issuance of Acquiring Fund shares pursuant to the Agreement, have been obtained or made.

(c) The delivery of such opinion is conditioned upon receipt by Reed Smith, LLP of customary representations it shall reasonably request of SCM Trust.

(d) SCM Trust shall have furnished to the Acquired Funds a certificate of SCM Trust, signed by the principal executive officer and the principal financial officer of SCM Trust, dated as of the Closing Date, to the effect that such officers have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i) the representations and warranties of SCM Trust in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and SCM Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing;

(ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to SCM Trust’s knowledge, threatened; and

(iii) SCM Trust acknowledges that the financial information in ARC’s SEC registration statement on Form N-1A, registering the shares of the Acquired Funds for issuance and sale under the 1933 Act and 1940 Act, became stale as of August 1, 2016, and that no shares of the Acquired Funds were sold after such date.

(e) Prior to the Closing Date, SCM Trust shall have furnished to ARC such further information, certificates and documents, including certified copies of the minutes of the meetings of the SCM Board, ARC may reasonably request.

(f) ARC shall have completed to its satisfaction their due diligence reviews of SCM Trust and each Acquiring Fund.

6.2 Conditions Precedent to Obligations of SCM Trust. The obligation of SCM Trust to conclude the Fund Transactions provided for herein shall be subject, at its election, to the performance by Acquired Funds of all of the obligations to be performed by it hereunder on or before the Closing Date and to the condition that the representations and warranties of Acquired Funds contained in this Agreement are true and correct as of the Closing Date (as though made on and as of the Closing Date), and, in addition thereto, to the following further conditions:

(a) With respect to each Acquired Fund, the transfer of all of the Fund Assets to and the assumption of all of the Liabilities by its Transaction Party shall have been duly approved by the ARC Board and by the requisite affirmative vote of the shareholders of the Acquired Fund.

(b) ARC shall have furnished to SCM Trust the opinion of Sutherland Asbill & Brennan LLP or special Delaware counsel Richard, Layton & Finger, P.A. dated as of the Closing Date, to the effect that:

(i) ARC is a Delaware statutory trust duly organized and validly existing in good standing under Delaware Law and has full power under its declaration of trust to conduct its business as it is now being conducted and to own the properties and assets it now owns.

(ii) ARC is registered with the SEC under the 1940 Act as an open-end management investment company, and each Acquired Fund is “non-diversified” within the meaning of the 1940 Act.

(iii) All issued and outstanding Acquired Funds shares are duly authorized, validly issued, fully paid and non-assessable, and such shares shall have been cancelled as of the Closing Date.

(iv) Except as set forth in ARC’s registration statement on Form N-1A, such counsel knows of no material legal proceedings pending or threatened against ARC or the Acquiring Funds.

(v) This Agreement has been duly authorized, executed and delivered by ARC and, assuming due authorization, execution and delivery by SCM Trust, constitutes a valid and legally binding obligation of ARC, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the rights of creditors generally and the exercise of judicial discretion in accordance with general principles of equity.

(vi) As of the date of their mailing, and as they relate to information about ARC and the Acquired Funds, the Proxy Statement/Prospectus and as of the date of its filing, the Registration Statement (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder.

(vii) The execution and delivery of this Agreement and the consummation of the Fund Transactions herein contemplated do not and will not conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the declaration of trust of ARC or any material agreement or instrument known to such counsel to which ARC is a party or by which any properties belonging to the Acquired Funds may be bound.

(viii) The execution and delivery of this Agreement and the consummation of the Fund Transactions herein contemplated do not and will not conflict with or result in a material breach or violation by ARC or any Acquired Fund of any terms, conditions, or provisions of any federal securities Law or Delaware Law.

(ix) To the knowledge of such counsel, no consent, approval, authorization or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Delaware Law and such as may be required under state securities Laws.

(c) In rendering such opinion, Sutherland Asbill & Brennan LLP, or local Delaware counsel, Richard, Layton & Finger, P.A., may rely upon certificates of officers of ARC and of public officials as to matters of fact.

(d) The Acquired Funds shall have furnished to SCM Trust a certificate of ARC, signed by such Party’s principal executive officer and principal financial officer, dated as of the Closing Date, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i) the representations and warranties of the Acquired Funds (as applicable) in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and Acquired Funds (as applicable) has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing; and

(ii) since the date of the most recent financial statements of the Acquired Funds included in the Proxy Statement/Prospectus (or any supplement thereto), there has been no Material Adverse Effect on the business or properties of the Acquired Funds (other than changes in the ordinary course of business, including, without limitation, dividends and distributions in the ordinary course and changes in net asset value per share), except as set forth in or contemplated in the Proxy Statement/Prospectus (or any supplement thereto).

(e) ARC shall have duly executed and delivered to SCM Trust, on behalf of each Acquired Fund, such bills of sale, assignments, certificates and other instruments of transfer (“Transfer Documents”) as SCM Trust may reasonably deem necessary or desirable to evidence the transfer to the respective Transaction Party of such Acquired Fund all of the right, title and interest of such Acquired Fund in and to the respective Fund Assets of such Acquired Fund. In each case, the Fund Assets of each Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

(f) SCM Trust shall have received: (i) a certificate of an authorized signatory of the Custodian, stating that the Fund Assets of each Acquired Fund have been delivered, and (ii) a certificate of an authorized signatory of the transfer agent for SCM Trust, stating that its records contain the names and addresses of the record holders of the Acquired Funds shares and the number and percentage of ownership of the Acquired Fund shares owned by each such holder as of the close of business on the Valuation Date.

(g) Prior to the Closing Date, ARC shall have furnished to SCM Trust such further information, certificates and documents, including certified copies of the minutes of the meetings of the ARC Board and shareholders, as SCM Trust may reasonably request.

(h) SCM Trust shall have completed to its satisfaction its due diligence review of ARC and each Acquired Fund.

(i) ARC’s and the Acquired Funds’ agreements with each of their respective service contractors shall have terminated at the Valuation Time with respect to the Acquired Funds and each Party has received reasonable assurance that no claim for damages (liquidated or otherwise) will arise as a result of such termination.

(j) At the Closing Date, except as previously disclosed to SCM Trust in writing, and except as have been corrected as required by applicable Law, and to the best of ARC’s knowledge, there shall have been no material miscalculations of the net asset value of any Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the Closing Date, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act. At the Closing Date, all liabilities of an Acquired Fund which are required to be reflected in the net asset value per share of each share class of the Acquired Fund in accordance with applicable Law will be reflected in the net asset value per share of such share class of the Acquired Fund.

6.3 Other Conditions Precedent. Unless waived in writing by the Parties with the consent of the respective boards trustees of ARC and SCM Trust, as applicable, all obligations under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

(a) The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b) SCM Trust’s registration statement, as amended to add the Acquiring Funds as series of SCM Trust, shall have become effective under the 1933 Act and the 1940 Act, and no stop order suspending effectiveness of SCM Trust’s N-1A Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(c) All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state “Blue Sky” and securities authorities) deemed necessary by ARC or SCM Trust to permit consummation, in all material respects, of the Fund Transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquired Fund or its Transaction Party.

(d) ARC and SCM Trust shall have received an opinion from Reed Smith LLP (based upon certain facts, qualifications, assumptions and representations) in a form reasonably satisfactory to SCM Trust that with respect to each Reorganization, for federal income tax purposes:

(i) the Reorganization will constitute a “reorganization” within the meaning of section 368(a) of the Code, and each Acquiring Fund and each Acquired Fund will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(ii) the Acquired Fund will recognize no gain or loss (a) upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the Acquired Fund’s liabilities, and (b) upon the distribution of those shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(iii) the Acquiring Fund will recognize no gain or loss upon the receipt of the Fund Assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of the Liabilities of the Acquired Fund;

(iv) the tax basis in the hands of the Acquiring Fund of each Fund Asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of that Fund Asset in the hands of the Acquired Fund immediately before the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(v) the holding period of each Fund Asset of the Acquired Fund in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized, will include the period during which that Fund Asset was held by the Acquired Fund;

(vi) the shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of shares of the Acquired Fund for shares of the Acquiring Fund;

(vii) the aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Acquired Fund will equal the aggregate tax basis of Acquired Fund shares surrendered in exchange therefor;

(viii) the holding periods of the Acquiring Fund shares received by each Acquired Fund shareholder will include the holding periods of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares are held by that shareholder as capital assets on the date of the exchange;

(ix) the Acquiring Fund will succeed to and take into account the tax attributes of the Acquired Fund described in Section 381(c) of the Code; and

(x) the taxable year of the Acquired Fund will not end on the Closing Date but will instead continue as the taxable year of the Acquiring Fund.

(e) No suit, action or other proceeding against ARC, the Acquired Funds, SCM Trust or the Acquiring Funds or their respective officers or trustees shall be threatened or pending before any court or other Governmental or Regulatory Body in which it will be, or it is, sought to restrain or prohibit any of the Fund Transactions contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the Fund Transactions contemplated hereby.

(f) The obligation of ARC and SCM Trust to consummate each Fund Transaction is not conditioned upon the ability of the Parties to consummate one or more other Fund Transactions.

ARTICLE VII – EXPENSES

7.1 Expenses Borne by SCM. SCM will bear all expenses incurred or paid by SCM or SCM Trust (or incurred or charged by, or owed to, their respective service providers) in connection with the Reorganizations, including, but not limited to, the following:

(a)	all fees, expenses and costs of their respective agents, representatives, outside counsel, accountants, and other service providers;

(b)	the performance of due diligence by SCM;

(c)	their regulatory filings, tax and other legal opinions, and other related documents;

(d)	the drafting, reviewing and filing of the Registration Statement, and (provided that the SCM Trust’s service providers are utilized) mailing of the Proxy Statement/Prospectus and related materials to shareholders of the Acquired Funds;

(e)	conversion programming for the Reorganizations incurred by Gemini Fund Services, Inc.; and

(f)	any other third-party related costs that are mutually agreed upon in writing between the Parties.

7.2 Expenses Borne by NFA. NFA will bear all expenses incurred or paid by NFA or ARC (or incurred or charged by, or owed to, their respective service providers) in connection with the Reorganizations, including, but not limited to, the following:

(a)	all fees, expenses and costs of their respective agents, representatives, outside counsel, accountants, and other service providers;

(b)	the drafting, negotiation, execution and delivery of this Agreement, other definitive agreements in connection with the Reorganizations, and the required ancillary closing documents;

(c)	their regulatory filings, tax and other legal opinions, and other related documents;

(d)	the drafting and reviewing of the Registration Statement and related materials sent to the Acquired Funds’ shareholders necessary to effectuate the Reorganizations; and

(e)	other third-party related costs that are mutually agreed upon in writing between the Parties.

ARTICLE VIII – AMENDMENTS AND TERMINATION

8.1 Amendments. The Parties may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of the Acquired Fund shareholders at which action upon this Agreement and the Fund Transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the shareholders of the Acquired Funds has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the Fund Transactions herein contemplated in any manner that would materially and adversely affect the rights of such shareholders without their further approval.

8.2 Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Closing Date:

(a) by the mutual consent of the Parties;

(b) by ARC (i) upon any material breach by SCM Trust or any Acquiring Fund of any of its representations, warranties or covenants contained in this Agreement, provided that SCM Trust or an Acquired Fund shall have been given a period of 10 Business Days to cure such breach or (ii) if the conditions set forth in in the representations and warranties are not satisfied as specified;

(c) by SCM Trust (i) upon any material breach by ARC or any Acquired Fund of any of its representations, warranties or covenants contained in this Agreement, provided that ARC or an Acquired Fund shall have been given a period of 10 Business Days to cure such breach or (ii) if the conditions set forth in the representations are not satisfied as specified in said sections; and

(d) by either Party if the Closing does not occur by ___________.

8.3 Damages. If for any reason any Fund Transaction contemplated by this Agreement is not consummated, no Party shall be liable to any other Party for any damages resulting therefrom, including without limitation consequential damages.

ARTICLE IX – PUBLICITY; CONFIDENTIALITY

9.1 Publicity. Any announcements or similar publicity with respect to this Agreement or the Fund Transactions contemplated herein will be made at such time and in such manner as the Parties mutually shall agree, provided that nothing herein shall prevent either Party from making such public announcements as may be required by Law, in which case the Party issuing such statement or communication shall advise the other Party prior to such issuance.

9.2 Confidentiality. The Parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated Persons to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the Fund Transactions herein contemplated, without the prior written consent of the other Party, all confidential information obtained from the other Party in connection with the Fund Transactions contemplated by this Agreement (including the existence of this Agreement, any of the terms hereof, and the negotiations between the Parties hereto), except such information may be disclosed: (i) to shareholders, if necessary, in connection with any approvals or consents to the Fund Transactions contemplated by this Agreement, to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable Law; (iii) if it is publicly available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the Fund Transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

In the event of a termination of this Agreement, each Party agrees that it along with their board members, employees, representative agents and affiliated Persons shall, and shall cause its Affiliates to, except with the prior written consent of the other Party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Person, any and all confidential or proprietary information relating to the other Party and its related parties and Affiliates, whether obtained through its due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the Fund Transactions contemplated hereby to be consummated; or (iv) if it is otherwise expressly provided for herein.

ARTICLE X – MISCELLANEOUS

10.1 Entire Agreement. This Agreement (including the lists, schedules and documents delivered pursuant hereto, which are a part hereof) constitutes the entire agreement of the Parties with respect to the matters covered by this Agreement. This Agreement supersedes any and all prior understandings, written or oral, between the Parties and may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by an authorized executive officer of the Party against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

10.2 Notices. All notices or other communications under this Agreement shall be in writing and sufficient if delivered personally, via email, via fax (if confirmed) or sent via registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to ARC:
Acquired Funds
405 Park Avenue
New York, NY 10022
Attn: Leland O’Connor
Telephone No.: (646) 861-7710
Facsimile No.: (212) 421-5799
Email: LOConnor@ar-global.com

With copies (which shall not constitute notice) to:
Sutherland Asbill & Brennan
700 6th Street NW #700
Washington, DC 20001
Attn: Cynthia Beyea, Esq.
Telephone No.: (202) 383-0472
Facsimile No.: (202) 637-3593
E-mail: cynthia.beyea@sutherland.com

If to SCM Trust:
SCM Trust
1050 17th Street #1710
Denver, CO 80265
Attn: Teresa Axelson
Telephone No.: (800) 995-9988
Facsimile No.:
E-mail: taxelson@sheltoncap.com

With a copy (which shall not constitute notice) to:
Reed Smith
225 Fifth Avenue
Pittsburg, PA 15222
Attn: Tim Johnson
Telephone No.: (412) 288-1484
Facsimile No.: (412) 288-3063
E-mail: johnson@reedsmith.com

10.3 Waiver. The failure of any Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. A Party may waive any condition to its obligations hereunder (such waiver to be in writing and authorized by an authorized officer of the waiving Party).

10.4 Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any Party without the written consent of the other Party. Nothing herein, express or implied, is intended to or shall confer any rights, remedies or benefits upon any Person other than the Parties hereto.

10.5 Survival. The respective representations, warranties and covenants contained in this Agreement shall not survive the consummation of the Fund Transactions contemplated hereunder; provided that this paragraph 10.5 shall not limit any covenant contained herein that by its terms contemplates performance after Closing, including paragraph 1.5, nor shall it limit any covenants contained in Article VII.

10.6 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.7 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.8 Governing Law. This Agreement shall be governed by and construed in accordance with Delaware Law, without regard to its principles of conflicts of laws.

10.9 Further Assurances. Subject to the terms and conditions herein provided, each of the Parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable Law to consummate and make effective the Fund Transactions contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to the other Party hereto each of the items required under this Agreement as a condition to such Party’s obligations hereunder. In addition, ARC shall deliver or cause to be delivered to SCM Trust, the Books and Records of each Acquired Fund (regardless of whose possession they are in).

10.10 Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in Persons not parties hereto (including, without limitation, any shareholder of ARC or SCM Trust).

10.11 Failure of Any Fund(s) to Consummate the Transaction(s). Subject to the conditions set forth in this Agreement, the failure of any Acquired Fund and its Transaction Party to consummate its Fund Transaction shall not affect the consummation or validity of a Fund Transaction with respect to any other Acquired Fund and its Transaction Party, and the provisions of this Agreement shall be construed to effect this intent.

10.12 Validity. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

10.13 Effect of Facsimile Signature. A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

10.14 SCM Trust Liability. All Persons dealing with SCM Trust or an Acquiring Fund must look solely to the property of SCM Trust or such Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of SCM Trust. No Acquiring Fund shall be liable for any claims against any other Acquiring Fund. Both Parties specifically acknowledge and agree that any liability of SCM Trust under this Agreement with respect to a particular Acquiring Fund, or in connection with a Fund Transaction contemplated herein with respect to a particular Acquiring Fund, shall be discharged only out of the assets of the particular Acquiring Fund and that no other portfolio of SCM Trust shall be liable with respect thereto. A copy of the declaration of trust of SCM Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the SCM Trust by officers of the SCM Trust as officers and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the SCM Trust.

10.15 ARC Liability. All Persons dealing with ARC or an Acquired Fund must look solely to the property of ARC or such Acquired Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of ARC. No Acquired Fund shall be liable for any claims against any other Acquired Fund. Both Parties specifically acknowledge and agree that any liability of a particular Acquired Fund, or in connection with the Fund Transactions contemplated herein with respect to a particular Acquired Fund, shall be discharged only out of the assets of the particular Acquired Fund and that no other Acquired Fund shall be liable with respect thereto. Notice is hereby given that this Agreement is executed on behalf of ARC by officers of ARC as officers and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of ARC.

ARTICLE XI – DEFINITIONS

As used in this Agreement, the following terms have the following meanings:

“Action or Proceeding” means any action, suit, proceeding or arbitration by any Person, or any investigation or audit by any Governmental or Regulatory Body.

“Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

“Books and Records” means ARC’s and/or SCM Trust’s accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records) required to be maintained by ARC or SCM Trust with respect to the Acquired Funds or Acquiring Funds, respectively, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder.

“Business Day” means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

“Fund Assets” means all properties and assets of every kind and description whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and receivables (including dividend and interest receivable) good will and other intangible property, Books and Records, and all interests, rights, privileges and powers, owned by ARC on behalf of an Acquired Fund, and any prepaid expenses shown on an Acquired Fund’s books on the Closing Date.

“Governmental or Regulatory Body” means any court, tribunal, arbitrator or any government or political subdivision thereof, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

“Law” means any law, statute, rule, regulation, ordinance and other pronouncement having the effect of law of any Governmental or Regulatory Body.

“Liabilities” means all liabilities and obligations of any nature, whether accrued, absolute, contingent, unknown or otherwise of an Acquired Fund including, but not limited to, those reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by ARC’s accounting and administration services agent as of the Closing Date in accordance with generally accepted accounting principles consistently applied from the prior audited reporting period and reviewed and approved by the respective treasurers of ARC, and SCM Trust on the Closing Date.

“Material Adverse Effect” as to any Person means a material adverse effect on the business, prospects, and results of operations or financial condition of such Person.

“1933 Act” means the Securities Act of 1933, as amended.

“Order” means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

“Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

“SEC” means the U.S. Securities and Exchange Commission.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.

REALTY CAPITAL INCOME FUNDS TRUST
On behalf of its series listed on Exhibit A

By:
Name:
Title:

SCM TRUST
On behalf of its series listed on Exhibit A

By
Name:
Title:

SHELTON CAPITAL MANAGEMENT
Solely for purposes of paragraphs 4.3, 5.1, and 7.1

By:
Name:
Title

NATIONAL FUND ADVISORS, LLC
Solely for purposes of paragraphs 4.3, 5.1, and 7.2

By:
Name:
Title

EXHIBIT A

Transaction Parties

Realty Capital Income Funds Trust		SCM Trust
AR Capital Global Real Estate Income Fund		Shelton Real Estate Income Fund
Class C	to	Investor Class
Class A	to	Investor Class
Advisor Class	to	Institutional Class

AR Capital BDC Income Fund		Shelton BDC Income Fund
Class C	to	Investor Class
Class A	to	Investor Class
Advisor Class	to	Institutional Class

AR Capital Real Estate Income Fund		Shelton Real Estate Income Fund
Class C	to	Investor Class
Class A	to	Investor Class
Advisor Class	to	Institutional Class

APPENDIX B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

Fundamental Investment Policies of the Acquired Funds and Acquiring Funds

The following investment policies are deemed fundamental policies of the Acquired Funds and Acquiring Funds and may be changed, with respect to a fund, only by the approval of the holders of a “majority” of such fund’s outstanding shares. Under the 1940 Act, the term “majority” of a fund’s outstanding shares means the holders of the lesser of: (1) 67% or more of a fund’s shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of such fund are present in person or by proxy at such shareholder meeting; or (2) more than 50% of such fund’s outstanding shares.

If a restriction on a fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio resulting from changes in the value of the fund’s total assets, will not be considered a violation of the restriction. In addition, the limitations will not be violated if a fund receives securities by reason of a merger or other form of reorganization. However, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by the 1940 Act, as described below. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, reverse repurchase agreements and firm commitment agreements, with appropriate segregation of assets to cover such obligations. As required by the 1940 Act, a fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a fund’s assets should fail to meet this 300% coverage test, the fund will reduce the amount of the fund’s borrowings to the extent necessary to meet this 300% coverage within three days (not including Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Each Acquired Fund and Acquiring Fund

1.	The fund may not borrow money, except to the extent permitted by the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

2.	The fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

3.	The fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the fund’s total assets. For the purposes of this limitation, the fund is not considered to make loans by entering into repurchase agreements, lending securities or acquiring any debt securities.

4.	The fund may not underwrite securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities. The fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

5.	The fund may not purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in securities that are secured by or represent interests in real estate. This limitation does not preclude the fund from investing in mortgage-related securities, such as commercial mortgage-backed securities. Nor does this limitation preclude the fund from investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

6.	The fund may not purchase or sell commodities or commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the fund may invest in securities or other instruments backed by or linked to commodities, in companies that are engaged in a commodities business or have a significant portion of their assets in commodities or in commodity pools and other entities that purchase and sell commodities and commodity contracts.

AR Capital BDC Income Fund and Shelton BDC Income Fund Only

7.	The fund will invest more than 25% of its assets in business development companies but otherwise may not invest more than 25% of its total assets in securities issued by companies or entities engaged in any one industry. The limitation on concentration does not apply to investments in securities issued by the U.S. government or its agencies or instrumentalities.

AR Capital Global Real Estate Income Fund, AR Capital Real Estate Income Fund and Shelton Real Estate Income Fund Only

8.	The fund may not invest more than 25% of its total assets in securities issued by companies or entities engaged in any one industry; except, the fund will invest more than 25% of its total assets in the real estate industry. This limitation does not apply to investments in securities issued by the U.S. government or its agencies or instrumentalities.

Non-Fundamental Investment Policies of the Acquired Funds and Acquiring Funds

The following are additional investment limitations for certain of the Acquired Funds and Acquiring Funds. These policies may be changed by the applicable Board of Trustees without shareholder approval.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Fund’s assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by the 1940 Act, as described above.

AR Capital BDC Income Fund and Shelton BDC Income Fund Only

1.
The fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in common stock and other equity securities of business development companies that are traded on one or more nationally recognized securities exchanges. Shareholders of the fund will be provided with at least 60-days’ prior notice of any change in the fund’s 80% policy. The notice will be provided in a separate written document containing the following, or a similar statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

AR Capital Global Real Estate Income Fund, AR Capital Real Estate Income Fund, and Shelton Real Estate Income Fund Only

2.
The fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in real estate securities, including securities issued by REITs. Shareholders of the fund will be provided with at least 60 days’ prior notice of any change in the fund’s 80% policies. The notice will be provided in a separate written document containing the following, or a similar statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

3.
Oil, Gas and Minerals. The fund may not invest in oil, gas or other mineral exploration programs, development programs or leases, except that the fund may purchase securities of companies engaging in whole or in part in such activities.

4.	Pledging, Mortgaging or Hypothecation of Assets. The fund may not pledge, mortgage or hypothecate its assets except in connection with permitted borrowings.

SCM TRUST

STATEMENT OF ADDITIONAL INFORMATION

June 30, 2016

SHELTON BDC INCOME FUND – Investor Class (LOANX)

SHELTON BDC INCOME FUND – Institutional Class (LOAIX)

SHELTON REAL ESTATE INCOME FUND – Investor Class (RENTX)

SHELTON REAL ESTATE INCOME FUND – Institutional Class (RENIX)

This Statement of Additional Information (‘‘SAI’’) is not a prospectus. This SAI should be read in conjunction with the current prospectus (the ‘‘Prospectus’’) for each series of the SCM Trust (each a ‘‘Fund’’). The SAI is hereby incorporated by reference into each Fund’s Prospectus (legally made a part of the Prospectus). This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities. Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing shares of any a Fund. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-800-955-9988 or by visiting www.sheltoncap.com. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the U.S. Securities and Exchange Commission (the ‘‘SEC’’) at 100 F Street NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The Fund’s filings with the SEC are also available to the public on the SEC’s Internet website at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, DC 20549.

TABLE OF CONTENTS

ABOUT SCM TRUST	6
INVESTMENT POLICIES	6
NON-FUNDAMENTAL INVESTMENT POLICIES	7
ADDITIONAL INVESTMENT ACTIVITIES AND ASSOCIATES RISKS	8
DISCLOSURE OF PORTFOLIO HOLDINGS	39
PORTFOLIO TURNOVER	40
MANAGEMENT OF THE FUNDS	41
POLICIES REGARDING BROKER-DEALERS USED FOR PORTFOLIO TRANSACTIONS	48
ADDITIONAL INFORMATION REGARDING PURCHASES AND REDEMPTIONS OF FUND SHARES	49
TAX STATUS	52
TAXATION OF THE FUNDS	53
TAXATION OF U.S. SHAREHOLDERS	57
TAX-EXEMPT SHAREHOLDERS	60
TAXATION OF NON-U.S. SHAREHOLDERS	60
Pro Forma Financial Information	64

INFORMATION INCORPORATED BY REFERENCE

The Acquired Funds’ Statement of Additional Information is incorporated by reference to the definitive materials of Realty Capital Income Funds Trust filed with the SEC pursuant to Rule 497 (File Nos. 333-185734, 811-22785) on August 3, 2015, as supplemented pursuant to Rule 497 on September 4, 2015; October 22, 2015; November 19, 2015; November 23, 2015; January 4, 2016; April 4, 2016; and June 30, 2016.

The Acquired Funds’ Annual Report is incorporated by reference to the Certified Shareholder Report of Realty Capital Income Funds Trust on Form N-CSR (File No. 811-22785) filed with the SEC on June 9, 2016.
ABOUT THE SCM TRUST

The SCM Trust (the “trust”) currently consists of three series which are part of the trust: the Shelton Greater China Fund, Shelton Real Estate Income Fund and the Shelton BDC Income Fund. The trust issues shares of beneficial interest with no par value in different series, each known as a “fund.” Shares of each fund represent equal proportionate interest in the assets of that fund only, and have identical voting, dividend, redemption, liquidation, and other rights. Shareholders have no preemptive or other right to subscribe to any additional shares.

The Shelton BDC Income Fund (the ‘‘BDC Income Fund’’) and the Shelton Real Estate Income Fund (the ‘‘Real Estate Income Fund’’) are continuously offered, non-diversified, open-end management investment companies. The BDC Income Fund and Real Estate Income Fund are also referred to herein individually, as the context indicates, as a ‘‘Fund’’ and collectively as the ‘‘Funds.’’

Each Fund is series of the SCM Trust. The Trust is a Massachusetts statutory trust organized under the laws of the State of Massachusetts on July 15, 1988. The Funds’ principal office is located at 1050 17th Street, Suite 1710, Denver, CO 80265, and their telephone number is 1-800-955-9988. The investment objective and principal investment strategies of each Fund, as well as the principal risks associated with that Fund’s investment strategies, are set forth in the Fund’s prospectus. Certain additional investment information is set forth below.

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund’s stated fundamental policies, which may be changed only by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. Under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), ‘‘majority of the outstanding voting securities of the Fund’’ means the vote, at an annual or special meeting of shareholders, duly called, of (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) more than 50% of the outstanding shares, whichever is less.

All Funds

1. Borrowing. A Fund may not borrow money, except to the extent permitted by the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

2. Senior Securities. A Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

3. Make Loans. A Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Fund’s total assets. For the purposes of this limitation, a Fund is not considered to make loans by entering into repurchase agreements, lending securities or acquiring any debt securities.

4. Underwriting. A Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), in connection with the disposition of its portfolio securities. A Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

5. Real Estate. The Fund may not purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities, such as commercial mortgage-backed securities (‘‘CMBS’’). Nor does this limitation preclude the Fund from investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts (‘‘REITs’’).

6. Commodities. A Fund may not purchase or sell commodities or commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that a Fund may invest in securities or other instruments backed by or linked to commodities, in companies that are engaged in a commodities business or have a significant portion of their assets in commodities or in commodity pools and other entities that purchase and sell commodities and commodity contracts.

BDC Income Fund

7. Concentration. The BDC Income Fund will invest more than 25% of its assets in business development companies (‘‘BDCs’’) but otherwise may not invest more than 25% of its total assets in securities issued by companies or entities engaged in any one industry. The limitation on concentration does not apply to investments in securities issued by the U.S. government or its agencies or instrumentalities.

Real Estate Income Fund

8. Concentration. The Fund may not invest more than 25% of its total assets in securities issued by companies or entities engaged in any one industry; except, the Fund will invest more than 25% of its total assets in the real estate industry. This limitation does not apply to investments in securities issued by the U.S. government or its agencies or instrumentalities.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by the 1940 Act, as described below. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, reverse repurchase agreements and firm commitment agreements, with appropriate segregation of assets to cover such obligations. As required by the 1940 Act, a Fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage within three days (not including Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following are additional investment limitations for certain of the Funds. These policies may be changed by the Trust’s Board of Trustees (the ‘‘Board’’) without shareholder approval.

BDC Income Fund

1. 80% Investment Policy. The BDC Income Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in common stock and other equity securities of BDCs that are traded on one or more nationally recognized securities exchanges, as discussed in the Prospectus. Shareholders of the Fund will be provided with at least 60-days’ prior notice of any change in the Fund’s 80% policy. The notice will be provided in a separate written document containing the following, or a similar statement, in boldface type: ‘‘Important Notice Regarding Change in Investment Policy.’’ The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

Real Estate Income Fund

2. 80% Investment Policy. The Real Estate Income Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in real estate securities, including securities issued by REITs, as discussed in the Prospectus. Shareholders of these Funds will be provided with at least 60 days’ prior notice of any change in the Funds’ 80% policies. The notice will be provided in a separate written document containing the following, or a similar statement, in boldface type: ‘‘Important Notice Regarding Change in Investment Policy.’’ The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

3. Oil, Gas and Minerals. the Real Estate Income Fund may invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Funds may purchase securities of companies engaging in whole or in part in such activities.

4. Pledging, Mortgaging or Hypothecation of Assets. The Shelton Real Estate Income Fund may pledge, mortgage or hypothecate its assets except in connection with permitted borrowings.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Fund’s assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by the 1940 Act, as described above.

ADDITIONAL INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Each Fund’s Prospectus identifies and summarizes the types of securities and assets in which the Fund may invest as part of its principal investment strategies, and the principal risks associated with such investments. This section of the SAI identifies and summarizes other types of securities and assets in which each Fund may invest. Each of these securities and assets are subject to the same kinds of risks as are described in the Prospectus for each Fund. Certain additional risks associated with each type of investment are identified and described below and apply to each Fund.

BELOW INVESTMENT GRADE SECURITIES

The Funds may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as ‘‘high-yield’’ or ‘‘junk’’ securities. These securities are subject to a greater risk of default. The prices of these lower-grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Lower-grade securities tend to be less liquid than investment-grade securities. The market values of lower-grade securities tend to be more volatile than investment grade securities. A security will be considered to be below investment grade if it is rated as such by one nationally recognized statistical rating organization (‘‘NRSRO’’) (for example, below Baa3 or BBB- by Moody’s Investors Services, Inc. (‘‘Moody’s’’) or Standard & Poor’s Ratings Services (‘‘S&P’’)) or, if unrated, are judged to be below investment grade by the Advisor. Although a company’s senior debt rating may be, for example, BBB-, an underlying security issued by such company in which a Fund invests may have a lower rating. See Appendix A for a description of certain ratings.

Lower-rated securities, or equivalent unrated securities, may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-quality debt securities, and a Fund’s ability to achieve its investment objective may, to the extent the Fund is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which a Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value (‘‘NAV’’) of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities or adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

BORROWING AND OTHER FORMS OF LEVERAGE

The Funds may borrow money to the extent permitted by their investment policies and applicable law.

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s holdings. In addition to borrowing money from banks, the Funds may engage in certain other investment transactions that may be viewed as forms of financial leverage (e.g., entering into reverse repurchase agreements or dollar rolls; investing collateral from loans of portfolio securities; entering into when-issued, delayed-delivery or forward-commitment transactions; or using derivatives such as swaps, futures, forwards or options).

CASH RESERVES

The Funds’ cash reserves will be held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs. If the Advisor has difficulty finding an adequate number of undervalued equity securities, all or any portion of the Funds’ assets may also be invested temporarily in money market instruments. Money market instruments in which the Funds may invest its cash reserves may consist of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, commercial paper rated by any NRSRO (such as Moody’s or S&P), certificates of deposit, bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars or money market mutual funds.

COLLATERALIZED MORTGAGE OBLIGATIONS (‘‘CMOS’’) AND MULTICLASS PASS-THROUGH SECURITIES

The Funds may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Government National Mortgage Association (‘‘Ginnie Mae’’), Federal National Mortgage Association (‘‘Fannie Mae’’) or Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as ‘‘Mortgage Assets’’). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (‘‘REMIC’’). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a ‘‘tranche,’’ is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities. For more information on Stripped Mortgage Securities, see ‘‘Stripped Mortgage Securities’’ below.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

CMBS

The Funds may invest in CMBS, which are bonds that evidence interests in, or are secured by, a single commercial mortgage loan or a pool of commercial mortgage loans. Accordingly, the CMBS are subject to all the risks of the underlying mortgage loans. The value of CMBS may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, CMBS are subject to the credit risk associated with the performance of the underlying mortgage properties, although this can sometimes be reduced by third-party guarantees or other forms of credit support.

DERIVATIVES TRANSACTIONS

The Funds may purchase and sell financial futures contracts and options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities or instruments, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation may be accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Funds may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. In addition, the Funds may enter into foreign currency futures contracts, as described below under ‘‘Foreign Currency and Currency Hedging Transactions.’’

When a Fund purchases a futures contract, an amount of cash or liquid portfolio securities generally equal to the settlement price less any margin deposit will be designated as segregated by the Fund’s custodian. When writing a futures contract, the Fund will maintain with its custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may ‘‘cover’’ its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

Each Fund will be authorized to use financial futures contracts and related options for hedging and non-hedging purposes. The Funds may lose the expected benefit of transactions in financial contracts if currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in currency exchange rates or securities prices may also result in poorer overall performance than if the Funds had not entered into any futures transactions.

When purchasing stocks or bonds, the buyer acquires ownership in the security, however, buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

Price Limits. Some (not all exchanges have price change limits) commodity futures exchanges impose on each commodity futures contract traded on that exchange a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If a Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

Price Volatility. Despite the daily price limits on various futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that a Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

Marking-to-Market Futures Positions. The futures clearinghouse marks every futures contract to market at the end of each trading day to ensure that the outstanding futures obligations are limited to the mark-to-market change in price from one day for any given futures contract. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if a Fund’s futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account.

The Funds may also purchase and sell commodity futures contracts and can hold substantial positions in such contracts. The Funds’ investments in commodity futures contracts and related instruments may involve substantial risks. Some of the special characteristics and risks of these investments are described below.

Commodity futures contracts are agreements between two parties. One party agrees to buy a commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made. Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session.

Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

In the commodity futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts. That is, the Fund’s obligation is to the clearinghouse, and the Fund will look to the clearinghouse to satisfy the Fund’s rights under the futures contract.

Options on Securities and Stock Indexes. Each Fund may write covered call and put options and purchase call and put options on securities, stock indices or futures contracts that are traded on U.S. exchanges. Each Fund may also enter into over-the-counter put and call options on securities and baskets of securities, indexes and other financial instruments.

An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy (in the case of a call option) a specified security or futures contract, as applicable, or to sell (in the case of a put option) a specified security from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

Each Fund may write a call or put option only if the option is ‘‘covered.’’ A call option on a security written by a Fund is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by a Fund is ‘‘covered’’ if the Fund maintains similar liquid assets with a value equal to the exercise price designated as segregated at its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of the Fund, and the Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

Each Fund will cover call options on stock indices by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

Each Fund will receive a premium for writing a put or call option, which will increase the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of any portfolio securities underlying the option. A rise in the value of the security or index underlying a call option written by a Fund, exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of any portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing put options on securities or indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

Each Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund’s security holdings being hedged.

Each Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, each Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

Foreign Currency Transactions and Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks from adverse changes in the relationship between the U.S. dollar and foreign currencies (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund intends to purchase at a later date), each Fund may enter into forward foreign currency exchange contracts (forward contracts), foreign currency futures contracts (foreign currency futures), and foreign currency swap agreements (foreign currency swaps), as well as purchase put or call options on foreign currencies, as described below.

A forward currency contract is an obligation to purchase or sell a specific currency for an agreed price on a future date that is individually negotiated and privately traded by currency traders and their customers. A foreign currency future is an exchange-traded contract for the purchase or sale of a specified foreign currency at a specified price at a future date. A foreign currency swap is an agreement between two parties to exchange principal and interest payments on a loan made in one currency for principal and interest payments of a loan of equal value in another currency. Each Fund may enter into a foreign currency forward contract, foreign currency futures contract or foreign currency swap or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to ‘‘lock in’’ the U.S. dollar value of the security or payment. In addition, each Fund may enter into a foreign currency forward contract, futures contract or swap or purchase a currency option in respect of a currency which acts as a proxy for a currency in which the Fund’s portfolio holdings or anticipated holdings are denominated. This second investment practice is generally referred to as ‘‘cross-hedging.’’ Because in connection with the Fund’s foreign currency transactions an amount of the Fund’s assets equal to the amount of the Fund’s current commitment will be segregated to be used to pay for the commitment, the Fund will always have cash or other liquid assets available that are sufficient to cover any commitments under these transactions. The segregated assets will be marked-to-market on a daily basis.

Each Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

Each Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. U.S. exchange-traded futures are regulated by the Commodity Futures Trading Commission. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date.

Each Fund may enter into foreign currency swaps to shift its currency exposure from one currency to another currency. Each Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The successful use of foreign currency transactions will usually depend on the Advisor’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward contracts, foreign currency futures or may realize losses.

Swap Transactions. Swap agreements are counter contracts entered into primarily by institutional investors that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or ‘‘swapped’’ between the parties are generally calculated with respect to a ‘‘notional amount,’’ i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a ‘‘basket’’ of credit default swaps or securities representing a particular index. The ‘‘notional amount’’ of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Caps and floors have an effect similar to buying or writing options.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a ‘‘net basis.’’ Thus, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the ‘‘net amount’’). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

Specific swap agreements include foreign currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; and total return swaps (including equity swaps).

Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by either Fund. The protection ‘‘buyer’’ in a credit default contract may be obligated to pay the protection ‘‘seller’’ an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the ‘‘par value’’ (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

Total Return Swap Transactions. In a total return or ‘‘equity’’ swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying reference asset of a total return swap may include an individual security, an equity index, loans or bonds.

Commodity Swap Transactions. Each Fund may invest in total return swaps to gain exposure to specific commodities or the overall commodity markets. A total return commodity swap is an agreement to make payments of the price appreciation from a specified commodity, basket of commodities or commodity index during the specified period, in return for payments equal to a fixed or floating rate of interest or the price appreciation from another specified commodity, basket of commodities or commodity index. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant commodity, basket of commodities or commodity index increases, but receive payments from the other party if the value of that commodity, basket of commodities or commodity index decreases. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. Each Fund may enter into exchanges for risk, in which a position in a futures contract is exchanged for an over-the-counter swap, (or an over-the-counter swap is exchanged for a futures contract) with a commodity broker in accordance with exchange rules.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged. If a Fund is a buyer in a credit default swap agreement and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Structured Notes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an ‘‘embedded index’’), such as selected securities or commodities, an index of securities or commodities, or specified interest rates, or the differential performance of two assets or markets. When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indexes or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured notes may not have an active trading market.

Commodity Forward Contracts. A commodity forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards (‘‘NDFs’’) specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

Risks of Derivatives Transactions. Derivatives transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivatives transactions, the Fund could lose the entire amount of its investment; in other types of derivatives transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives transactions. The Fund could experience severe losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of derivatives transactions also is subject to the ability of the Advisor to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the securities, currency, interest rate or other reference asset underlying the derivatives transactions. Derivatives transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. For example, the use of currency instruments for hedging purposes may limit gains from a change in the relationship between the U.S. dollar and foreign currencies. The use of derivatives transactions may result in losses greater than if they had not been used (and a loss on a derivatives transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to derivatives transactions may not otherwise be available to the Fund for investment purposes. To the extent derivatives transactions would be deemed to be illiquid, they will be included in the maximum limitation of 15% of net assets invested in restricted or illiquid securities.

The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Structured notes and related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations. The Fund will be subject to credit risk with respect to the counterparties to certain Derivatives transactions entered into by the Fund. Derivatives may be purchased on established exchanges or, as described herein, through privately negotiated transactions referred to as over-the-counter (‘‘OTC’’) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

There is no limit on the amount of a Fund’s assets that can be put at risk through the use of futures contracts and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets. No Fund has a current intention of entering into futures transactions other than for traditional hedging purposes.

Each Fund is subject to legal requirements that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, a Fund must identify liquid assets, or engage in other measures, with regard to its derivative transactions. Each Fund will cover its derivative obligations by segregating liquid assets or covering its obligations with an offsetting position, as determined by the Advisor, in accordance with procedures approved by the Board.

Each Fund will be operated so that it will not be considered a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission). In addition, each Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Each Fund’s intention to qualify as a regulated investment company (‘‘RIC’’) under the Internal Revenue Code (the ‘‘Code’’) will limit the extent to which the Fund can engage in certain derivatives transactions. With respect to purchases of derivatives, the Fund will comply with applicable law and guidance.

EXCHANGE-TRADED NOTES (‘‘ETNS’’)

Each Fund may invest in ETNs. ETNs have many features of senior, unsecured, unsubordinated debt securities. Their returns are linked to the performance of a particular asset, such as a market index, less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. A Fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant asset. ETNs do not typically make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply, and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the asset to which the ETN is linked and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable asset and there may be times when an ETN trades at a premium or discount to the underlying asset’s value. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the assets on which the ETN’s return is based. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying asset remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (‘‘IRS’’) will accept, or a court will uphold, how the Fund characterizes and treats ETNs, including the income it pays, for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities, or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the Fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES

Each Fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

FOREIGN CURRENCY TRANSACTIONS

Each Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. There can be no assurance that appropriate foreign currency transactions will be available for the Fund at any time or that the Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

Each Fund may engage in both ‘‘transaction hedging’’ and ‘‘position hedging.’’ When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Each Fund may engage in transaction hedging when it desires to ‘‘lock in’’ the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Each Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. Each Fund may also enter into contracts to purchase or sell foreign currencies at a future date (‘‘forward contracts’’) and purchase and sell foreign currency futures contracts. For transaction hedging purposes, each Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, each Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. Each Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature. It is impossible to forecast with precision the market value of each Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Each Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling futures contracts on foreign currencies and options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts. The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts because exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

FOREIGN SECURITIES

Each Fund may invest in foreign (non-U.S.) securities. Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad), or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, and potential difficulties in enforcing contractual obligations which could extend settlement periods.

Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

• the possibility of expropriation of assets;

• confiscatory taxation;

• difficulty in obtaining or enforcing a court judgment;

• economic, political or social instability; and

• diplomatic developments that could affect investments in those countries.

Each Fund may invest in sponsored and unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and similar depositary receipts. ADRs, typically issued by a financial institution (a depositary), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, which evidence ownership of either foreign or domestic securities. Generally, GDRs, in bearer form, are designated for use outside the United States. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market liquidity, currency, political, information and other risks. Income and gains earned by the Fund in respect of foreign securities may be subject to foreign withholding and other taxes, which will reduce the Fund’s return on such securities.

FORWARD COMMITMENTS AND DOLLAR ROLLS

Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (‘‘forward commitments’’) if the Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (‘‘TBA’’) purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

Each Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Each Fund may enter into dollar roll transactions (generally using TBAs) in which it sells a debt security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the Fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase the Fund’s risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Fund may be adversely affected.

GOVERNMENT MORTGAGE PASS-THROUGH SECURITIES

Each Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (‘‘Federal Agency’’) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a ‘‘pass-through’’ of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which a Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the

U.S. Government and, as such, are backed by the ‘‘full faith and credit’’ of the United States. Fannie Mae is a federally chartered, privately owned corporation. Freddie Mac is a corporate instrumentality of the

United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States, but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, ‘‘modified pass-through’’ instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages. The Housing and Economic Recovery Act of 2008 (‘‘HERA’’) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (‘‘FHLBs’’) (collectively, the ‘‘GSEs’’) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (‘‘FHFA’’) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into a Senior Preferred Stock Purchase Agreement (‘‘SPA’’) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred SPA is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

HYBRID SECURITIES

Each Fund may acquire hybrid securities. A hybrid security combines an income-producing debt security (‘‘income producing component’’) and the right to receive payment based on the change in the price of an equity security (‘‘equity component’’). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants or options to receive a payment based on whether the price of a common stock surpasses a certain exercise price or options on a stock index. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the ‘‘market value’’ of a hybrid security is the sum of the values of its income-producing component and its equity component.

A holder of a hybrid security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the hybrid security. The equity component has risks typical to a purchased call option. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a hybrid security includes the income-producing component as well, the holder of a hybrid security also faces risks typical to all debt securities.

ILLIQUID SECURITIES

Each Fund may invest in illiquid securities. A Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund’s net assets would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act or which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. The Funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Funds might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Funds might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers, which generally creates a more liquid market for securities eligible for resale under Rule 144A than other types of restricted securities.

The Advisor will monitor the liquidity of restricted securities in the Fund’s portfolio, under the supervision of the Board. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

INFLATION-PROTECTED SECURITIES

Each Fund may invest in U.S. Treasury Inflation Protected Securities (‘‘U.S. TIPS’’), which are debt securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. Each Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If a Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. Each Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

INFRASTRUCTURE INVESTMENTS

Each Fund may invest in securities and other obligations of U.S. and non-U.S. issuers providing exposure to infrastructure investment. Infrastructure investments may be related to physical structures and networks that provide necessary services to society, such as transportation and communications networks, water and energy utilities and public service facilities. Securities, instruments, and obligations of infrastructure-related companies and projects are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors. Infrastructure companies and projects also may be affected by or subject to regulation by various government authorities, including rate regulation; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment towards infrastructure and utilities assets.

INITIAL PUBLIC OFFERINGS

Each Fund may purchase debt or equity securities in initial public offerings (‘‘IPOs’’). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time, or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. There can be no assurance that investments in IPOs will improve the Fund’s performance.

INVERSE FLOATERS

Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other debt securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

INVESTMENT COMPANIES

Each Fund may invest in securities of other open- or closed-end investment companies. Each Fund may purchase shares of closed-end funds that are managed by an affiliate of the Advisor only to the extent that they are traded on a national exchange. Each Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as ‘‘exchanged traded funds’’ may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s advisory and administrative fees with respect to assets so invested.

Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or vehicles. In addition, the securities of other investment companies or pooled vehicles may be leveraged and will therefore be subject to leverage risks (in addition to other risks of the investment company’s or pooled vehicle’s strategy). The Fund will also incur brokerage costs when purchasing and selling shares of investment companies and other pooled vehicles.

An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent a Fund invests in shares of another fund, that Fund’s shareholders would indirectly pay a portion of that Fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations.

LOAN PARTICIPATION AND ASSIGNMENTS

Investment in secured or unsecured fixed or floating rate loans (‘‘Loans’’) arranged through private negotiations between a borrowing corporation, government, or other entity and one or more financial institutions (‘‘Lenders’’) may be in the form of participations in Loans (‘‘Participation’’) or assignments of all or a portion of Loans from third parties (‘‘Assignments’’). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower.

When a Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act, and thus may be subject to the Funds’ limitation on investment in illiquid securities. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Funds’ ability to dispose of particular Assignments or Participations when necessary to meet the Funds’ liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

MONEY MARKET INSTRUMENTS

Each Fund may invest, for defensive purposes or otherwise, some or all of their assets in high-quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Advisor deems appropriate under the circumstances. In addition, each Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high-quality, short-term, fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit, and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (‘‘FDIC’’) and repurchase agreements.

MARGIN PAYMENTS

When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as ‘‘initial margin.’’ Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Subsequent payments to and from the broker occur on a daily basis in a process known as ‘‘marking to market.’’ These payments are called ‘‘variation margin’’ and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

MORTGAGE DOLLAR ROLLS

Each Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed securities, including collateralized mortgage obligations (‘‘CMOs’’) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses, and the actual prepayment experience on the underlying assets. Each Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional debt securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (‘‘ARMs’’), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Each Fund may also invest in ‘‘hybrid’’ ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of ‘‘locking in’’ attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage- backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

PREFERRED SECURITIES

There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Advisor a also consider senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have ‘‘preference’’ over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. Each Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which a Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Hybrid-preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like. This is particularly true in the financial sector, the largest preferred issuer segment. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. While loss absorption language is relatively rare in the preferred market today, it may become much more prevalent.

In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another preferred structure with loss absorption characteristics is the contingent capital security (sometimes referred to as ‘‘CoCo’s’’). These securities provide for mandatory conversion into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Convertible Preferred Securities. Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer. These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.

Floating Rate Securities. Each Fund may invest in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

PRIVATE FUNDS. Each fund may also invest in private investment funds vehicles, or structures such as ‘‘hedge funds’’ or private equity funds. Private funds may utilize leverage without limit and, to the extent a fund invests in private funds that utilize leverage, the fund will indirectly be exposed to the risks associated with that leverage and the values of its shares may be more volatile as a result. If a fund or investment pool in which a fund invests is not publicly offered or there is no public market for its shares, the fund may be prohibited by the terms of its investment from selling its shares in the fund or pool, or may not be able to find a buyer for those shares at an acceptable price. Securities issued by private funds are generally issued in private placements and are restricted securities. An investment in a private fund may be highly volatile and difficult to value. The fund would bear its pro rata share of the expenses of any private fund in which it invests.

REAL ESTATE COMPANIES. Each fund, to varying degrees, may invest in real estate securities, including securities issued by REITS and other issuers in the real estate industry. To the extent that a fund invests in real estate securities, that fund’s portfolio will be impacted by the performance of the real estate market generally, and the fund may be exposed to greater risk and experience higher volatility. Each fund’s investments in real estate securities will be affected by factors generally affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (1) changes in general economic and market conditions; (2) risks related to local economic conditions, overbuilding and increased competition; (3) increases in property taxes and operating expenses; (4) changes in zoning laws; (5) casualty and condemnation losses; (6) variations in rental income, neighborhood values or the appeal of property to tenants; (7) the availability of financing; and (8) changes in interest rates. The value of investments in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to the broader securities markets in general. Other factors may contribute to the risk of investing, directly or indirectly, in the commercial real estate industry.

Current Adverse Economic Conditions. The volatility in the broader credit markets over the past several years has caused the global financial markets to become more volatile. The real estate industry has been dramatically impacted as a result. The confluence of the dislocation in the credit markets generally, along with the broad-based stress in the United States real estate industry, has created a difficult operating environment for owners and investors in real estate and investors should be aware that the general risks of investing in real estate may be magnified.

In addition, recent instability in the United States, European and other credit markets has at times made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of real estate companies to finance real estate developments and projects or to refinance completed projects.

For example, adverse developments relating to sub-prime mortgages in the United States have adversely affected the willingness of some lenders to extend credit, which may make it more difficult for real estate companies to obtain financing, on attractive terms or at all, so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce the number of real estate funds publicly-traded during the investment period and reduce a Fund’s investment opportunities in the real estate industry.

Development Risks. Certain commercial real estate companies engage in the development or construction of real estate properties. To the extent a Fund directly or indirectly invests in such companies, the Fund will be exposed to a variety of risks inherent in real estate development and construction. These include the risk that there will be insufficient tenant or consumer demand to occupy newly developed properties or produce the revenues needed to make the development project successful, the risk that prices of construction materials or construction labor may rise materially during the development, and the risk that other legal, regulatory, economic or other factors beyond the real estate company’s control will adversely affect the viability of a development project.

Lack of Insurance. Certain issuers of real estate securities in which a Fund may directly or indirectly invest may fail to carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance, or the insurance that is in place may be insufficient or subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, a real estate company could lose its investment in, and anticipated profits and cash flows from, a number of properties. As a result, the Fund’s investment performance may be adversely affected.

Financial Leverage. Many real estate companies utilize a high degree of financial leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. In addition, the financial covenants associated with borrowings may limit a real estate company’s flexibility and adversely affect its ability to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management, and development of real properties that may contain hazardous or toxic substances, a real estate company may be considered an owner, operator or responsible party of such properties, and may therefore be potentially liable for environmental issues, including removal or remediation costs, governmental fines and liabilities for injuries to persons and property, as well as other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such real estate company and, as a result, the amount available to make distributions on shares of a Fund could be reduced.

There are also special risks associated with the particular commercial real estate sectors in which a Fund may invest. These include:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Industrial Properties. Industrial properties are affected by the overall health of the economy and other factors such as downturns in the manufacturing, processing and shipping of goods.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs that may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors, such as the location of the property, the ability of the management team, the level of mortgage interest rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Shopping Centers. Shopping center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss, including the loss of revenue from smaller tenants with co-tenancy rights. Like others in the commercial real estate industry, shopping centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Shopping center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and effects of general and local economic conditions with respect to rental rates and occupancy levels.

REITS. Each fund may invest in REITS, including domestic and foreign REITS. REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition to the general risks associated with investments in real estate, investing in REITS will subject a fund to various risks, including:

Dependence on Tenants. The value of a Fund’s investments in REITs and the ability to make distributions to its shareholders depend upon the ability of the tenants of the properties in which such REITs invest to generate enough income in excess of their operating expenses to make their lease payments. Changes beyond the control of a REIT’s portfolio companies may adversely affect their tenants’ ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to make distributions to such REIT’s portfolio companies and, consequently, the Fund.

Risks of Investing in Net-Leased Real Estate. Where REITs invest in properties with net leases, in addition to satisfying their rent obligations, tenants in such properties are responsible for the payment of real estate taxes, insurance and ordinary maintenance and repairs. However, under the provisions of future leases with such tenants, the REITs may be required to pay some expenses, such as the costs of environmental liabilities, roof and structural repairs, insurance, certain non-structural repairs and maintenance. If such properties incur significant expenses that must be paid by such REITs under the terms of these leases, the REITs business, financial condition and results of operations will be adversely affected and the amount of cash available to meet expenses and to make distributions to holders of their common stock may be reduced.

Tax Risk. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which a Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If a Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. A Fund’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce a Fund’s basis in the REIT investment, but not below zero. To the extent that the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a non-taxable return of capital, Fund distributions to shareholders may also include a non-taxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of such Fund, but not below zero. To the extent that the distribution exceeds a shareholder’s basis in the Fund’s shares, such shareholder will generally recognize a capital gain.

Key Personnel Risk. Where investments are made in REITs, success may depend to a significant degree upon the contributions of certain of executive officers and other key personnel who may be difficult to replace. There can be no guarantee that all, or any particular one of such key personnel, will remain affiliated with the REIT’s adviser. If any of such key personnel were to cease their affiliation with the REIT’s adviser, operating results could suffer. Further, separate key person life insurance may not be maintained on such key personnel. The future success of such REITs depends, in large part, upon their adviser’s ability to hire and retain highly skilled managerial, operational, and marketing personnel. Competition for such personnel is intense, and there can be no assurance of success in attracting and retaining such skilled personnel. If such key personnel are lost or their services are unable to obtain, the ability to implement investment strategies could be delayed or hindered, and the value of the Fund’s investment may decline.

REPURCHASE AGREEMENTS. Repurchase agreements, which may be viewed as a type of secured lending by a fund, typically involve the acquisition by the fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the fund will sell back to the institution, and that the institution will repurchase, the underlying security (‘‘collateral’’) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by the fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve sales by a fund of portfolio securities concurrently with an agreement by the fund to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements are speculative techniques involving leverage. Reverse repurchase agreements involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when the fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the fund may be delayed or prevented from recovering the security that it sold.

SECURITIES LOANS. Each fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than one third of its total assets, thereby potentially realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it.

SHORT SALES. Short sales are transactions in which a fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The fund also will incur transaction costs in effecting short sales.

The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the fund over the price at which it was sold short will result in a loss to the fund. There can be no assurance that the fund will be able to close out the position at any particular time or at an acceptable price. The fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain securities in the market, legal restrictions on short sales or other reasons.

SPECIAL PURPOSE ACQUISITION COMPANIES

Each Fund may invest in stock, warrants and other securities of special purpose acquisition companies (‘‘SPACs’’) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. Each Fund’s affiliates may create a SPAC for purchase by the Fund to assist the Fund in purchasing certain assets not otherwise available to the Fund.

STRIPPED MORTGAGE SECURITIES

Stripped Mortgage Securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or ‘‘IO’’ class), while the other class will receive all of the principal (the principal-only or ‘‘PO’’ class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

STRUCTURED INVESTMENTS

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (‘‘structured securities’’) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts.

WARRANTS

Each Fund may invest in warrants, which are instruments that give the Fund the right to purchase certain securities from an issuer at a specific price (the ‘‘strike price’’) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, each Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (‘‘index warrants’’). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

Each Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

WHEN, AS AND IF ISSUED SECURITIES

Each Fund may purchase securities on a ‘‘when, as and if issued’’ basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout, or debt restructuring. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a ‘‘when, as and if issued’’ basis may create investment leverage and increase the volatility of the Fund’s NAV. The Fund may also sell securities on a ‘‘when, as and if issued’’ basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

To reduce the risk of changes in securities prices and interest rates, a Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis. This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates. Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

ZERO-COUPON AND PAYMENT-IN-KIND BONDS

Each Fund may invest in so-called ‘‘zero-coupon’’ bonds and ‘‘payment-in-kind’’ bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. Each Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Funds to liquidate other investments in order to satisfy its distribution requirements under the Code.

DISCLOSURE OF PORTFOLIO HOLDINGS

In accordance with the Trust’s policies and procedures, subject to the pre-approval of the Trust’s Chief Compliance Officer, Gemini Fund Services, LLC (“Gemini”), the Funds’ transfer agent and fund accountant, is responsible for dissemination of information about the Funds’ portfolio holdings to nationally recognized statistical rating organizations and providers of risk management and portfolio analysis tools such as Standard & Poors, Morningstar, Bloomberg, Reuters, and FactSet. The Funds’ Chief Compliance Officer may authorize Gemini to disclose portfolio holdings information to rating and statistical agencies.

The Funds’ full portfolio holdings are disclosed in publicly available filings approximately 60 days following the end of a calendar quarter or fiscal quarter with the Securities and Exchange Commission in applicable regulatory filings including shareholder’s reports, Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. Portfolio holdings in the Funds’ annual and semi-annual reports are mailed to shareholders and these reports are also publicly posted on the Funds’ website in accordance with SEC guidelines. Additionally, quarterly reports are filed with the SEC and available on the SEC’s website. shall send shareholders portfolio holdings in the Funds’ annual and semi-annual reports, which are mailed to shareholders and posted on the Funds’ website in accordance with the SEC guidelines. Additionally, quarterly reports are filed with the SEC.

The Fund Accountant shall send portfolio holding to nationally-recognized rating agencies via electronic transmission at least annually.

The Funds or a Service Provider may disclose the Funds’ portfolio securities holdings to selected third parties when the Funds have a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Funds’ portfolio securities may be appropriate include disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with the Advisor; disclosure to a newly hired investment advisor or sub-advisor prior to its commencing its duties; disclosure to third party service providers of accounting, auditing, custody, proxy voting and other services to the Funds; or disclosure to a rating or ranking organization.

As required by the federal securities laws, including the 1940 Act, the Funds will disclose their portfolio holdings in their applicable regulatory filings, including shareholder reports, reports on Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

In accordance with the Funds’ policies and procedures, third parties are required to keep confidential any information disclosed to them and to not engage in trading based on such information in accordance with the foregoing and no compensation may be received by the Funds, a Service Provider or any affiliate in connection with disclosure of such information. The Funds’ Board will oversee disclosure under the foregoing policies and procedures by approval in advance of disclosures for legitimate business purposes and by regular review of reports on disclosures of the Funds’ portfolio holdings.

PORTFOLIO TURNOVER

Although the Funds generally do not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

MANAGEMENT OF THE FUNDS

The Board of Trustees has the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities. The Board of Trustees appoints the officers of the Fund who are responsible for the day-to-day operations of the Fund. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed in the table below.

Interested Trustee and Officers and their Qualifications
The Interested Trustee and Officers and their qualifications are noted in the table below. The Board of Trustees believes that the Interested Trustee's and each Officer's experience, qualifications, attributes or skills lead to the conclusion that the Interested Trustee and each Officer should serve in their respective capacity. Among other attributes common to the Interested Trustee and each of the Officers are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all Fund shareholders. The Interested Trustee's and each of the Officer's ability to perform their respective duties effectively may have been attained through their educational background or professional training; business experience, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills considered for the Interested Trustee and Officers that support the conclusion that each person is qualified to serve in their respective capacity.

Name and Address and Year of Birth	Position and Offices with the Trust	Principal Occupation(s) during the Past Five Years	Other Directorships Held by Director in Past Five Years	Other Relevant Experience
Independent Trustees
Kevin T. Kogler 455 Market Street, Suite 1600 San Francisco, CA 94105 Year of Birth: 1966	Trustee, since 2011	President & Founder of MicroBiz, LLC, 2012 to present; Principal, Robertson Piper Software Group, 2006 to 2012; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2003 to 2006.	ETSpreads Trust Shelton Funds	Experience in investment banking and technology industry. M.B.A.
Stephen H. Sutro 455 Market Street, Suite 1600 San Francisco, CA 94105 Year of Birth: 1969	Trustee, since 2011	Managing Partner, San Francisco, Duane Morris LLP (law firm), 2014 to present; Partner, Duane Morris LLP (law firm), 2003 to present.	ETSpreads Trust Shelton Funds	Experience in securities law, business law, corporate governance, risk management, and boards for nonprofit organizations. J.D.
Marco L. Quazzo 455 Market Street, Suite 1600 San Francisco, CA 94105 Year of Birth: 1962	Trustee, since 2014	Principal, Bartko Zankel Bunzel & Miller, March 2015-Present; Partner, Barg Coffin Lewis & Trapp LLP (law firm), 2008 to March 2015	Shelton Funds	Experience with business law, corporate governance and risk management. J.D.
Interested Trustee[1]
Stephen C. Rogers 1050 17th Street, Suite 1710 Denver, CO 80265 Year of Birth: 1966	Chairman of the Board & Trustee since 2011	Portfolio Manager, Shelton Capital Management, 2003 to present; Chief Executive Officer, Shelton Capital Management, 1999 to present; Secretary 1999 to November 2012.	ETSpreads Trust Shelton Funds
Officers
Teresa Axelson 1050 17th Street, Suite 1710 Denver, CO 80265 Year of Birth: 1947	Chief Compliance Officer, since 2011; Secretary, since 2012
Chief Compliance Officer, Shelton Capital Management, 2011 to present; Consultant, 2011; Vice President-Secretary, Chief Compliance Officer, Securities Management and Research, Inc.; SM&R Investments, Inc. (6 mutual funds) and American National Investment Accounts, Inc. (5 mutual funds), 1968 - 2010.
N/A
William P. Mock 455 Market Street, Suite 1600 San Francisco, CA 94105 Year of Birth: 1966	Treasurer, since 2011	Portfolio Manager, Shelton Capital Management, since 2010; Portfolio Manager, ETSpreads, 2007 to present; Head Trader, TKI Capital Management, 2003-2006.	N/A

1 Basis of Interestedness. Stephen C. Rogers is affiliated with Shelton Capital Management, which is the investment advisor of the Funds.

The Board met four times during the fiscal year ended December 31, 2015. Currently, the Board has an Audit Committee and a Pricing Committee. The responsibilities of each committee and its members are described below.

Board Leadership Structure and Standing Board Committees
Stephen C. Rogers currently serves as the chairman of the board and has served in such capacity since 2011. Of the board's four members, Stephen C. Rogers is the only member who is an "interested person" as that term is defined in the Investment Company Act. The remaining members are Independent Trustees. The Independent Trustees meet separately to consider a variety of matters that are scheduled to come before the board and meet periodically with the Funds' Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No Independent Trustee may serve as an officer or employee of a fund. The board has also established several committees, as described below. The Audit Committee is comprised solely of Independent Trustees. The board has no lead Independent Trustee. The board believes that the current leadership structure, with Independent Trustees filling all but one position on the board is appropriate and allows for independent oversight of the Funds.

Audit Committee: The Board has an Audit Committee comprised only of the Independent Trustees (currently, Messrs. Quazzo, Kogler, and Sutro). The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds' independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditor's certifications; and (4) review with such independent auditors the adequacy of the Funds' basic accounting system and the effectiveness of the Funds' internal accounting controls. During the fiscal year ended December 31, 2015, there were four meetings of the Audit Committee.

Pricing Committee: The Board has a Pricing Committee, comprised of the Independent Trustees of the Trust, certain officers of the Trust and of the Manager, which reviews and monitors the pricing policies adopted by the Board. The Pricing Committee is responsible for determining the fair value of each Fund's securities as needed in accordance with the pricing policies and performs such other tasks as the Board deems necessary. The Pricing Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Pricing Committee's meeting. The Pricing Committee may take action if at least two members of the Pricing Committee meet in person or via telephone or be electronic exchange. During the fiscal year ended December 31, 2015, there were seventeen meetings of the Pricing Committee.

Risk Oversight by the Board
As previously disclosed, the board oversees the management of the funds and meets at least quarterly with management of the advisor to review reports and receive information regarding fund operations. Risk oversight relating to the funds is one component of the board's oversight and is undertaken in connection with the duties of the board. As described in the previous section, the board's committees assist the board in overseeing various types of risks relating to the funds. The board receives regular reports from each committee regarding the committee's areas of responsibility and, through those reports and its regular interactions with management of the advisor during and between meetings, analyzes, evaluates, and provides feedback on the advisor's risk management processes. In addition, the board receives information regarding, and has discussions with senior management of the advisor about, the advisor's enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the board.

As shown in the following table, the Fund pays the fees of the Trustees who are not affiliated with the Advisor, which are currently $520.83 per Trustee per quarter. The table provides information regarding the Fund as of December 31, 2015.

Name/Position	Aggregate Fund Group compensation	Pension or Estimated Retirement benefits accrued as Fund expenses	Annual benefits upon retirement	Total compensation respecting Registrant and Fund complex paid to Trustees
Stephen C. Rogers1 Chairman of the Board & Trustee	None	None	None	None
Kevin T. Kogler Trustee	$2,083	None	None	$25,000
Stephen H. Sutro Trustee	$2,083	None	None	$25,000
Marco L. Quazzo Trustee	$2,083	None	None	$25,000

Aggregate Dollar Range of Equity Securities in the Trust and Fund Complex as of December 31, 2015:

	Dollar Range of Equity Securities in the SCM Trust	Shelton Funds Complex
Stephen C. Rogers	None	Above $100,000
Marco Quazzo	None	$10,000 - $50,001
Kevin T. Kogler	$10,000 - $50,001	Above $100,000
Stephen H. Sutro	None	Above $100,000

1 Basis of Interestedness. Stephen C. Rogers is affiliated with Shelton Capital Management, which is the investment advisor of the Funds.

Investment Advisory and Other Services Shelton Capital Management, a California Limited Partnership, is the investment advisor to the Trust, on behalf of the listed funds, pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) effective upon launch and for a two-year period, between SCM Trust, and the Advisor. The Advisor is controlled by its general partner, RFS Partners, L.P., which in turn is controlled by its general partner, RFS Incorporated (a subchapter S corporation), which in turn is controlled by a private family trust, of which Mr. Stephen C. Rogers is a co-trustee. Shelton Capital Management manages $1.5 billion in assets as of June 30, 2016. The assets under management are comprised of $1.1 billion in mutual fund assets and $441 million in private client assets. Shelton Capital Management has been managing mutual funds since 1985. Pursuant to the Advisory Agreement, the Advisor is required to provide investment research and portfolio management, including the selection of securities for the Funds to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of the Fund are executed. The Advisor’s activities are subject to review and supervision by the Board of Trustees to which the Advisor renders periodic reports of each Fund’s investment activities.

Each Fund pays for its own operating expenses and for its share of the Trust’s expenses not assumed by the Advisor, including, but not limited to, legal fees and expenses of counsel to each Fund; auditing and accounting expenses; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Funds’ custodian, any sub-custodians, transfer agents and registrars; fees and expenses with respect to administration; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Funds; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Funds for public sale; freight, insurance and other charges in connection with the shipment of the Funds’ portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Funds; expenses of preparation and distribution of reports, notices and dividends to Funds’ shareholders; expenses of the Funds’ dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; costs of Fund shareholder’s and other meetings.

For the Manager’s services, each Fund pays a monthly fee computed at the annual rates shown in the table below:

	Management Fee per annum	Range of average daily net assets of each fund
BDC Income Fund	0.90%	All assets
Real Estate Income Fund	0.80%	All Assets

The Advisory Agreement will be effective upon launch and for a two-year period thereafter. The Agreement will be in effect thereafter only if it is renewed for successive periods not exceeding one year by (i) the Board of Trustees or a vote of a majority of the outstanding voting securities of the Funds, and (ii) a vote of a majority of the Trustees who are not parties to the Advisory Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on the Advisory Agreement.

The Advisory Agreement may be terminated without penalty at any time by the Funds (either by the Board of Trustees or by a majority vote of the Fund’s outstanding shares) with 60 day’s written notice. The Advisory Agreement may also be terminated by the Advisor on 60-days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

The BDC Income Fund pays for its own operating expenses and for its share of the Fund expenses not assumed by the Advisor including, but not limited to, taxes and governmental fees, fees and expenses of the Fund’s custodian, agents, broker and dealers; expenses incurred in connection with the acquisition and disposal of the assets of the Fund, including brokerage commissions; expenses in connection with the exercise of the voting rights of the Fund’s shares; expenses relating to interest charges; expenses incurred regarding registration and transfer; and any litigation expenses.

Administrative Services
Pursuant to the restated Fund Administration Servicing Agreement, Shelton Capital Management also serves as the Trust’s Administrator (in such capacity, the "Administrator"). The Administrator is responsible for handling the administrative requirements of the Funds and, as compensation for these duties, receives fees of 0.10% on the first $500 million in combined assets of the Funds, 0.08% on the next $500 million in combined assets of the Fund, and 0.06% on the Fund for assets over $1 billion.

Portfolio Manager
The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Harris and Pike, managed as of March 31, 2016:

Shelton BDC Income Fund
David Harris
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance-Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	1	$18 million	-	-
Other Registered Investment Companies	3	$60.4 million	-	-
Other Accounts	1	$10.8 million	1	$10.8 million

Shelton Real Estate Income Fund
Chris Pike
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance-Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	3	$28 million	-	-
Other Registered Investment Companies	0		-	-
Other Accounts	2	$1.3 million	-	-

Potential Conflicts
Individual portfolio managers may manage multiple funds. The Advisor manages potential conflicts between funds and other accounts through allocation policies and procedures, internal review processes, including, but not limited to reports and oversight by management. The Advisor has developed trade allocation systems and controls to help ensure that no one account, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities.

Portfolio Manager Securities Ownership
As of March 31, 2016, Messrs. Harris and Pike held no interests in the respective Shelton Funds they manage.

Compensation of Portfolio Managers (PMs)
The compensation of the portfolio managers of the Advisor includes a base salary, cash bonus, and a package of employee benefits that are generally available to all salaried employees. Compensation is structured to emphasize the performance of each individual to increase corporate value in order to fulfill the expectations of stockholders of the Advisor. The Advisor does not have any “incentive compensation” or “deferred compensation” programs specifically designed for the portfolio managers. Compensation is not linked to the distribution of Fund shares or to the performance of any specific account or Fund. The Portfolio Manager may also participate in equity ownership of the Advisor. Each element of compensation is detailed below:

Base Salary. The portfolio managers are paid a fixed base salary that is intended to be competitive in light of the Portfolio Manager's experience and responsibilities.

Bonus. Bonus payments are based on a number of factors including the profitability of the firm and the employee’s long-term contributions, Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Employee Benefit Program. The portfolio managers participate in benefit plans and programs available generally to all employees, which includes various insurance coverage and retirement programs, including a defined contribution pension plan.

The above information regarding compensation of the portfolio managers is current as of June 30, 2016.

Code of Ethics
The Trust and Shelton Capital Management have each adopted a Code of Ethics pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder (and in the case of the advisor, Rule 204A-1 under the Investment Advisers Act of 1940, as amended) (the "Codes of Ethics"). Currently, the Code of Ethics prohibits personnel subject to the Code of Ethics from buying or selling securities for their own individual accounts if such purchase or sale represents $50,000 or 1,000 shares, whichever is greater, and if the securities at the time of such purchase or sale (i) are being considered for purchase or sale by a Fund (except the Index Funds) (ii) have been purchased or sold by a Fund within the most recent seven (7) days if such person participated in the recommendation to, or the decision by, the Fund to purchase or sell such security (except the Index Funds). Notwithstanding these prohibitions, there are limited circumstances in which personnel subject to the Code of Ethics may buy or sell securities for their own account (e.g. purchases which are part of an automatic dividend reinvestment plan). The Code of Ethics also requires personnel subject to the Code to report personal holdings to the Trust or the Manager at the time of employment, and on both an annual and a quarterly basis.

Proxy Voting Policies and Procedures
The Board of Trustees has delegated to the Advisor the authority to vote proxies of companies held in the Fund’s portfolio. The Advisor has entered into a proxy service agreement with Glass Lewis and intends to apply Glass Lewis’ pre-determined proxy voting guidelines when voting proxies on behalf of the Fund. The Advisor recognizes that an investment advisor is a fiduciary that owes its clients, including the Fund, a duty of utmost good faith and full and fair disclosure of all material facts. An investment advisor’s duty of loyalty requires an advisor to vote proxies in a manner consistent with the best interest of its clients and precludes the advisor from subrogating the clients’ interests to its own. In addition, an investment advisor voting proxies on behalf of the Fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Board, in conjunction with the Advisor, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders and have determined that entry into a third party proxy services agreement is in the best interest of the Fund and its shareholders. The Board will review its determination at least annually. The Advisor seeks to avoid material conflicts of interest by voting in accordance with an independent third party’s pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research performed by Glass Lewis without consideration of any client relationship factors. Further, the Advisor may engage a third party as an independent fiduciary, as required, to vote all proxies of the Fund, and may engage an independent fiduciary to vote proxies of other issuers at its discretion. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2015 is available (1) by calling the Fund at (800) 955-9988, or (2) on the SEC’s website at http://www.sec.gov.

Principal Underwriter
RFS Partners, a California limited partnership, is the principal underwriter of each Fund's shares under an underwriting agreement with the Trust, pursuant to which RFS Partners agrees to act as each Fund's distribution agent. Each Fund's shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission or compensation. RFS Partners is the general partner of Shelton Capital Management. The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation that is controlled by a family trust, of which Stephen C. Rogers serves as a co-trustee. While the shares of each Fund are offered directly to the public with no sales charge, RFS Partners may, out of its own monies, compensate brokers who assist in the sale of the Fund's shares. In addition, the Advisor may, out of its own monies, make cash contributions to tax-exempt charitable organizations that invest in the Funds.

Other Services
Gemini Fund Services, LLC acts as the shareholder servicing agent for the Trust and acts as the Trust’s transfer agent and fund accounting agent. In such capacities it performs many services, including portfolio and net asset valuation, bookkeeping, and shareholder record-keeping. US Bank (the “Custodian”) acts as custodian of the securities and other assets of the Fund. The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account for the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distribution on account of the Fund’s securities and (v) makes periodic reports to the Board of Trustees concerning the Fund’s operations. Tait, Weller & Baker, LLP (the "Auditor"), 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the independent registered public accounting firm for the Fund. The Auditor provides audit services and assistance and consultation with respect to regulatory filings with the SEC. The Auditor will also audit the books of each Fund once each year. The validity of shares of beneficial interest offered hereby has been passed on by Reed Smith LLP, 101 Second Street, 18th Floor, San Francisco, California 94105.

Policies Regarding Broker-Dealers used for Portfolio Transactions
Decisions to buy and sell securities for the Funds, assignment of their portfolio business, and negotiation of commission rates and prices are made by the Advisor. It is each Fund’s policy to obtain the “best execution” available (i.e., prompt and reliable execution at the most favorable security price). If purchases made by the Funds are effected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the Funds will generally incur few or no brokerage costs. These dealers are compensated through the principal “spread,” and may also charge related transaction fees. Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price.

The Advisor does not currently utilize soft dollar arrangements, but may do so in the future. However, in order to obtain additional research and brokerage services on a “soft dollar” basis, and in order to obtain other qualitative execution services that the Advisor believes are important to best execution, the Advisor may place over-the-counter (“OTC”) equity transactions and/or place fixed-income transactions with specialized broker-dealers with which the Advisor has a “soft dollar” credit arrangement, and that execute such transactions on an agency basis (“Brokers”). When the Advisor uses Brokers to execute OTC equity transactions and/or fixed-income transactions on an agency basis, the Advisor takes steps to ensure that the prices obtained in such transactions are competitive with the prices that could have been obtained had the transactions been conducted on a principal basis, i.e., directly with the dealers. However, the total cost (i.e., price plus/minus commission) of executing an OTC equity transaction and/or or a fixed income transaction through a Broker on an agency basis may be less favorable than that of executing that same transaction with a dealer because the Broker will receive a commission for its services, including for the provision of research products, services or credits. The Advisor will take steps to ensure that commissions paid are reasonable in relation to, among other things: (i) the value of all the brokerage and research products and services provided by that Broker and (ii) the quality of execution provided by that Broker. Accordingly, the Advisor uses Brokers to effect OTC equity transactions and/or fixed income transactions for the Funds where the total cost is, in the Advisor’s opinion, reasonable, but not necessarily the lowest total cost available.

In selecting broker-dealers and in negotiating commissions, the Advisor generally considers, among other things, the broker-dealer’s reliability, the quality of its execution services on a continuing basis, the financial condition of the broker-dealer, and the research services provided, which include furnishing advice as to the value of securities, the advisability of purchasing or selling specific securities and furnishing analysis and reports concerning state and local governments, securities, and economic factors and trends, and portfolio strategy. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by the Advisor under the Agreements, to be useful in varying degrees, but of indeterminable value.

The Funds may pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended. Where commissions paid reflect research services and information furnished in addition to execution, the Advisor believes that such services were bona fide and rendered for the benefit of its clients.

The Advisor does not currently use soft dollars but may do so in the future with respect to the Funds at its discretion, subject to oversight by the Trustees.

If purchases or sales of securities of the Funds are considered at or about the same time, transactions in such securities will be allocated among the several Funds in a manner deemed equitable to all by the Advisor, taking into account the respective sizes of the Funds, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases, however, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions or net prices will be beneficial to a Fund.

Additional Information Regarding Purchases and Redemptions of Fund Shares
The purchase price for shares of the Funds are the respective net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form by the Funds’ Transfer Agent. Once shares of the Fund are purchased, dividends, if any, will start being credited to the investor's account on the day following the effective date of purchase and continue through the day the shares in the account are redeemed. All checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Checks drawn in U.S. funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time. Payments transmitted by wire and received by the Transfer Agent prior to the close of the Fund, normally at 4:00 p.m. Eastern time (1:00 p.m. PST) on any business day are effective on the same day as received. Wire payments received by the Transfer Agent after that time will normally be effective on the next business day and such purchases will be made at the net asset value next calculated after receipt of that payment.

Shareholder Accounting
All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Transfer Agent. Share certificates will not be issued for the Fund at any time. To open an account in the name of a corporation, a resolution of that corporation's board of directors will be required. Other evidence of corporate status or the authority of account signatories may be required. The Fund reserves the right to reject any order for the purchase of shares of the Fund, in whole or in part. In addition, the offering of shares of the Fund may be suspended by the Fund at any time and resumed at any time thereafter.

Shareholder Redemptions
On holidays in which the Custodian is closed, any transactions will be processed on the following business day. Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose accounts in the Fund have an aggregate value of less than $1,000, but only where the value of such accounts has been reduced by such shareholder's prior voluntary redemption of shares. In any event, before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in that shareholder's account is less than the minimum amount and allow that shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of that shareholder's accounts to at least $1,000 before the redemption is processed. In an effort to discourage market timing, the Trust has adopted certain controls and procedures, including policies regarding the use of the "exchange privilege" (as described in the Prospectus). In the event that a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. The exchange privilege may be terminated or suspended by the Fund upon 60-days’ prior notice to shareholders.

Redemptions In-Kind
The Trust has committed itself to pay in cash all requests for redemptions by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund or the Trist. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Determination of Net Asset Value Per Share (“NAV”)
The portfolio securities of the Funds are generally valued at the last reported sale price on the principal exchange on which they were traded. In the case of the futures contracts held by a Fund, the valuation is determined using the settle price provided by the Chicago Mercantile Exchange, the Intercontinental Exchange, Inc. ("ICE") or other applicable exchange, depending on the exchange the contract trades on, typically as of 1:15 P.M., Pacific Time. Securities held by a Fund that has no reported last sale for any day that such Fund's NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price. All other securities and assets are valued at their fair value as determined in good faith by the Pricing Committee. Regardless of the method by which a security's value would otherwise be determined, if significant events affecting the security occur after the close of the exchange on which such security is traded, the Pricing Committee may determine in good faith the fair value of such security. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis unless the Trustees determines that such valuation does not reflect fair value. The Trust may also utilize a pricing service, bank, or broker-dealer experienced in such matters to perform any of the pricing functions.

Yield Disclosure and Performance Information
The Fund may from time to time quote various performance figures in advertisements and investor communications to illustrate the Fund's past performance. Performance information published by the Fund will be in compliance with rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods used by the Fund to compute or express performance is discussed below.

Average Annual Total Return
Total return for the Fund may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data for the Fund will be limited to or accompanied by standardized information on the Fund's average annual compounded rate of return over the most recent four calendar quarters, five years, 10 years (if applicable) or over the life of the Fund (i.e., the period from the Fund's inception of operations through the end of the most recent calendar quarter). The average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period and assumes reinvestment (on the reinvestment date) of all distributions at net asset value and redemption at the end of the stated period. It is calculated according to the following standardized formula:

P (1+T)n = ERV

where:
P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10- year periods at the end of a 1-, 5- or 10-year periods (or fractional portion).

Average Annual Total Return (after taxes on distributions):

The Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions:

P (1+T)n = ATVD

where:
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (after taxes on distributions and redemptions):

The Fund computes its average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions:

P (1+T)n = ATVDR

where:
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemptions).
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates plus the new Medicare surtax which began on January 1, 2013, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in the Fund’s shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

The Funds have not been in existence for a full calendar year therefore the average annual compounded rates of return, or total return, for the Funds is not available.

Comparisons
From time to time, advertisements and investor communications may compare the Fund’s performance to the performance of other investments as reported in various indices or averages, in order to enable an investor better to evaluate how an investment in a particular Fund might satisfy his investment objectives. The Fund may also publish an indication of past performance as measured by Lipper Analytical Services, Inc., Morningstar or other widely recognized independent services that monitor the performance of mutual funds. The performance analysis will include the reinvestment of dividends and capital gains distributions, but does not take any sales charges into consideration and is prepared without regard to tax consequences. Independent sources may include, among others, the American Association of Individual Investors, Weisenberger Investment Companies Services, Donoghue’s Money Fund Report, Barron's, Business Week, Financial World, Money Magazine, Forbes, and The Wall Street Journal. In assessing any comparisons of total return, an investor should keep in mind that the composition of the investments in a reported average is not identical to the Fund's portfolio, that such averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its total return or yield. In addition, there can be no assurance that the Fund will continue its performance as compared to any such averages.

Miscellaneous Information

Shareholders of each fund, who so request, may have their dividends paid out in cash. Dividends, if any will be paid out at least annually. In such a structure, the shares of each series would have access only to the securities held by such series and would be subject only to the liabilities of such series. Under Massachusetts law, shareholders in certain circumstances could be held personally liable for the obligations of each fund. However, the declaration contains an express disclaimer of shareholder liability for debts or obligations of each fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by each fund or the trustees. The declaration further provides for indemnification out of the assets and property of the funds for all loss and expense of any shareholder held personally liable for the obligations of each fund solely by reason of his or her being a shareholder. In addition, each fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which each fund would be unable to meet its obligations. The trust believes that the likelihood of such circumstances is remote. The funds are not currently available to the public and therefore do not have shareholders.

TAX STATUS

The following discussion is a general summary of the certain United States federal income tax considerations applicable to the Funds and to an investment in a shares of a Fund. This discussion is based upon the Internal Revenue Code of 1986, as amended (the ‘‘Code’’), Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this SAI and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This discussion does not purport to be a complete description of the income tax considerations applicable to an investment Fund shares. For example, this discussion does not describe tax consequences that are generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under United States federal income tax laws, including shareholders subject to the alternative minimum tax or who hold Fund shares as part of a straddle or a hedge, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold a Fund’s shares as capital assets (within the meaning of the Code). No Fund has sought nor will seek any ruling from the Internal Revenue Service (‘‘IRS’’) regarding the offering. This summary does not discuss any aspects of United States estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under United States federal income tax laws that could result if a Fund invested in tax-exempt securities or certain other investment assets in which the Funds do not currently intend to invest.

A ‘‘U.S. shareholder’’ generally is a beneficial owner of shares of a Fund who is for United States federal income tax purposes:

• A citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the ‘‘substantial presence’’ test under Section 7701(b) of the Code;

• A corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

• A trust if: (i) a court in the United States has primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of such trust, or (ii) such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

• An estate, the income of which is subject to United States federal income taxation regardless of its source.

A ‘‘non-U.S. shareholder’’ is a beneficial owner of shares of a Fund who is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for United States federal income tax purposes) holds shares of a Fund, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding shares of a Fund should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of such shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in Fund shares will depend on the facts of his, her or its particular situation. Investors are encouraged to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

TAXATION OF THE FUNDS

Each Fund has elected or intends to elect to be treated as, and intends to qualify annually as, a regulated investment company (‘‘RIC’’) under subchapter M of the Code. If the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes among other items, dividends, interest and realized net short-term capital gains in excess of realized net long-term capital losses) and net capital gains (the excess of realized net long-term capital gains over realized net short-term capital losses), if any, that it distributes to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year (the ‘‘annual distribution requirement’’). Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains. If the Fund does retain any investment company taxable income or net capital gains, it will be subject to tax at regular corporate rates on the amount(s) retained.

Qualification as a RIC. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, each Fund must, among other things, (1) satisfy the annual distribution requirement each taxable year; (2) derive in each taxable year at least 90% of its gross income from:(a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain ‘‘qualified publicly traded partnerships’’ (as defined in the Code) (the ‘‘annual gross income test’’); and (3) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by:

(I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more qualified publicly traded partnerships (the ‘‘asset-diversification tests’’).

For purposes of the asset-diversification tests, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the asset-diversification tests.

The Funds’ intention to qualify for treatment as a RIC may negatively affect each Fund’s return by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs.

Investments with Original Issue Discount. For federal income tax purposes, each Fund may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount or other amounts accrued will be included in a Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the annual 90% distribution requirement discussed above, even though it will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. The Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If a Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. A Fund’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its status as a RIC, including the asset diversification tests. If a Fund disposes of assets in order to meet the annual distribution requirement, it may make such dispositions at times that, from an investment standpoint, are not advantageous.

Failure to Qualify. In certain circumstances, it may be difficult for the Funds to meet the 90% gross income test and the diversification test described above. If a Fund were to fail to meet either of these tests, or the distribution test described above, the Fund could in some cases cure such failure, including: in the case of a gross income test failure, by paying the Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC for such year, the Fund would be subject to corporate-level U.S. federal income tax on its taxable income at regular corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of individuals and other non-corporate shareholders, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of Fund shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC. Thus failure to qualify as a RIC would likely materially reduce the Fund’s investment return to its shareholders.

The remainder of this discussion assumes that each qualifies as a RIC.

Special Rules. Certain of each Fund’s investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause a Fund to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that would not be qualifying income for purposes of the annual gross income test. Each Fund intends to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

Investments in REITs. Any investment by a Fund in equity securities of a REIT qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. In such an event, to generate sufficient cash to make the requisite distributions, a Fund may be required to sell assets (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Investments in REMICs and Other Mortgage-Backed Securities. Each Fund may invest directly or indirectly in residual interests in REMICs (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (‘‘TMPs’’). Under the Code, the portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an ‘‘excess inclusion’’) must be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income (‘‘UBTI’’) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business taxable income, see ‘‘Tax-Exempt Shareholders’’ below., (3) will require the Fund to pay a corporate tax on the excess inclusion allocated to certain ‘‘disqualified organizations’’ as defined in the Code, and may allocate the burden of such tax to those shareholders on whose behalf the tax was incurred, and (4) in the case of any non-U.S. shareholders, will not qualify for any treaty-based or other reduction in U.S. federal withholding tax.

Passive Foreign Investment Companies. If a Fund purchases shares in a ‘‘passive foreign investment company’’ (a ‘‘PFIC’’), it may be subject to federal income tax on its allocable share of a portion of any ‘‘excess distribution’’ received on, or any gain from the disposition of, such shares even if the Fund’s allocable share of such income is distributed as a taxable dividend to its shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If a Fund invests in a PFIC and elects to treat the PFIC as a ‘‘qualified electing fund’’ under the Code (a ‘‘QEF’’), in lieu of the foregoing requirements, the Fund will be required to include in income each year its proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, the Fund may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund will recognize as ordinary income its allocable share of any increase in the value of such shares, and as ordinary loss its allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, the Fund may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the annual distribution requirement discussed above and will be taken into account for purposes of the 4% excise tax on undistributed earnings discussed below. See ‘‘Excise Tax on Undistributed Earnings.’’

Capital Loss Carryforwards. A Fund may not deduct net capital losses (i.e., its realized capital losses in excess of its realized capital gains) against its ordinary income. Instead, subject to certain limitations, a Fund may carry its net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Provided those losses arose after 2010, the losses will be carried forward to one or more subsequent taxable years without expiration until utilized to offset future capital gains. Any such losses carried forward will retain their character as short-term or long-term. As a result, any long-term capital losses carried forward will first offset a Fund’s long-term capital gains before offsetting the Fund’s short-term capital gains. This may result in larger distributions of short-term gains to shareholders (taxable to individual shareholders as ordinary income) than would result if such capital loss carryforwards were treated as short-term capital losses. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

Pursuant to recently enacted legislation, net capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward without expiration. Net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years. The Funds have not been in existence for a full or partial fiscal year and therefore any capital loss carryforwards for the Funds, if applicable, are not available.

Excise Tax on Undistributed Earnings. To prevent imposition of a 4% excise tax on undistributed earnings of a RIC, each Fund must distribute during each calendar year an amount at least equal to the sum of --

(1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year,

(2) 98.2% of its realized capital gains in excess of its realized capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 (or a later date if the Fund is eligible to elect and so elects), and (3) any ordinary income and capital gain net income for previous years that was not distributed during those years and on which the Fund paid no corporate-level U.S. federal income tax. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

TAXATION OF U.S. SHAREHOLDERS

Distributions. Distributions by a Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of a Fund’s ‘‘investment company taxable income’’ (which is, generally, a Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by a Fund to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (‘‘Qualifying Dividends’’) may be eligible for a maximum tax rate of 20%. Distributions of a Fund’s net capital gains (which are generally a Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by the Fund as ‘‘capital gain dividends’’ will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits in any taxable year will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

A Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a ‘‘deemed distribution.’’ In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by the Fund. Because the Fund expects to pay tax on any retained capital gains at the Fund’s regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. shareholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of the tax paid by the Fund on the retained capital gains will be added to the U.S. shareholder’s cost basis for his, her or its shares. In order to utilize the deemed distribution approach, a Fund must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. A Fund cannot treat any of its investment company taxable income as a ‘‘deemed distribution.’’

As a RIC, a Fund will be subject to the alternative minimum tax (‘‘AMT’’), but any items that are treated differently for AMT purposes must be apportioned between the Fund and its shareholders and this may affect a shareholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, the Funds intend in general to apportion these items in the same proportion that dividends paid to each shareholder bear to a Fund’s taxable income (determined without regard to the dividends paid deduction), unless the Fund determines that a different method for a particular item is warranted under the circumstances.

Each Fund may report certain dividends as derived from ‘‘qualified dividend income’’ which, when received by non-corporate shareholders, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Dividends paid by REITs will generally not qualify as qualified dividend income. If the aggregate qualified dividends received by the Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

Dividends received by corporate shareholders of a Fund may qualify for the 70% dividends-received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations (other than REITs) and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund is treated as a dividend. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (1) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (2) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions on Fund shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

For purposes of determining (1) whether the annual distribution requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, a Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If a Fund make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, a distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their ‘‘net investment income,’’ which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income.

Each Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary will report to you and the IRS annually as to the U.S. federal tax status of distributions.

Sales and Redemptions. A shareholder generally will recognize taxable gain or loss if the shareholder sells, redeems, or otherwise disposes of his, her or its Fund shares. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the shares sold, redeemed, or otherwise disposed and the amount of the proceeds received in exchange. Any gain arising from such sale, redemption, or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption, or disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of Fund shares may be disallowed if other shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. shareholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Fund shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide a shareholder and the IRS with cost basis and certain other related tax information about the Fund shares redeemed or exchanged. See each Fund’s Prospectus for more information.

Tax Shelter Reporting of Losses. If a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service (IRS) a disclosure statement on Form 8886. Significant penalties may be imposed upon a failure to comply with this requirement. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. The Funds may be required to withhold federal income tax, or backup withholding from all payments to any non-corporate U.S. shareholder (1) who fails to furnish a Fund with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies a Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

TAX-EXEMPT SHAREHOLDERS

Income of a RIC that would be treated as unrelated business taxable income (‘‘UBTI’’) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this ‘‘blocking’’ effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes ‘‘excess inclusion income’’ derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

TAXATION OF NON-U.S. SHAREHOLDERS

Whether an investment in a Fund’s shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in a Fund’s shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisers before investing in Fund shares. Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

General Rules Applicable to Non-U.S. Shareholders. Distributions of a Fund’s investment company taxable income to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the Fund will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made to non-U.S. shareholders in a Fund’s taxable years beginning before January 1, 2015, no withholding was required and the distributions generally were not subject to federal income tax if (1) the distributions were properly reported in a notice timely delivered to the Fund’s shareholders as ‘‘interest-related dividends’’ or ‘‘short-term capital gain dividends,’’ (2) the distributions were derived from sources specified in the Code for such dividends and (3) certain other requirements were satisfied. Although this exemption has been subject to previous extensions, no assurance can be provided that this exemption will be extended for taxable years beginning on or after January 1, 2015. No assurance can be given that any of the Funds’ distributions would be eligible for this exemption even if it is extended. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Actual or deemed distributions of a Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale or redemption of Fund shares, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (1) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States, (2) the non-U.S. shareholder is an individual that is present in the United States for more than 183 days during the taxable year, or (3) the special rules applicable U.S. real property interests discuss below apply to the sale or redemption of the shares.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a taxpayer identification number or file a federal income tax return.

For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of Fund shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional ‘‘branch profits tax’’ at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. shareholder.

Special Rules Applicable to U.S. Real Property Interests. Special rules will apply if a Fund is either a ‘‘U.S. real property holding corporation’’ (‘‘USRPHC’’) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund is a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special ‘‘look-through’’ rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2015, the ‘‘look-through’’ rule described above for distributions by the Fund (which treatment applies only if the Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above) applies only to those distributions that, in turn, are attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if a Fund is a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Foreign shareholders of the Funds also may be subject to special wash sale rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.

FATCA. Under the Foreign Account Tax Compliance Act, a 30% withholding tax is imposed on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and, after December 31, 2016, the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10% or greater U.S. owner or provides the withholding agent with identifying information on each 10% or greater U.S. owner. Depending on the status of a non-U.S. Holder and the status of the intermediaries through which they hold their units, non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their share. Under certain circumstances, a non-U.S. shareholder might be eligible for refunds or credits of such taxes.

Certification of Non-U.S. Status. A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. shareholder provides a Fund or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

PRO FORMA FINANCIAL INFORMATION

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed Reorganization, which involves the following reorganizations:  AR Capital BDC Income Fund is being reorganized into the Shelton BDC Income Fund and the AR Capital Real Estate Income Fund and AR Capital Global Real Estate Income Fund are being reorganized into the Shelton Real Estate Income Fund.  The Shelton BDC Income Fund and the Shelton Real Estate Income Fund (the “Shelton Funds”) are series of the SCM Trust.

The unaudited Pro Forma Combined Schedule of Investments and Combined Statement of Assets and Liabilities reflect the financial position of each of the AR Capital Funds and each of the Shelton Funds at March 31, 2016, and assumes that the Reorganization occurred on that date.  The unaudited Pro Forma Combined Statement of Operations reflects the results of operations of the AR Capital Funds and the Shelton Funds for the year ended March 31, 2016 and assumes that the Reorganization occurred at the beginning of the period.

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated.  The closing of the reorganization of each AR Capital Fund is contingent upon certain conditions being satisfied or waived, including that shareholders of each AR Capital Fund voting separately, must approve the reorganization for their AR Capital Fund.  The Reorganization of an AR Capital Fund is not contingent on any other AR Capital Fund reorganization.

These pro forma numbers have been estimated in good faith based on information regarding the AR Capital Funds and the Shelton Funds.  The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the AR Capital Funds, which are available in their annual shareholder reports.

Schedule of Investments as of March 31, 2016 (Unaudited)
Pro Forma Schedule of Investments
AR Capital BDC Income Fund
Shelton BDC Income Fund

	AR Capital BDC Income Fund		Proforma Adjustments		Shelton BDC Income Fund

	Shares	Value	Shares	Value	Shares	Value
COMMON STOCK (96.16%)
DIVERSIFIED FINANCIAL SERVICES (7.39%)
NewStar Financial, Inc. *	153,687	$1,344,761			153,687	$1,344,761
		1,344,761				1,344,761
INVESTMENT COMPANIES (7.91%)
Alcentra Capital Corp.	112,552	1,308,980			112,552	$1,308,980
American Capital Ltd. *	99,996	1,523,939			99,996	$1,523,939
Ares Capital Corp.	97,006	1,439,569			97,006	$1,439,569
Fifth Street Finance Corp.	228,214	1,145,634			228,214	$1,145,634
Fifth Street Senior Floating Rate Corp.	196,263	1,556,366			196,263	$1,556,366
Garrison Capital, Inc.	102,687	1,101,832			102,687	$1,101,832
Harvest Capital Credit Corp.	46,910	570,895			46,910	$570,895
Hercules Capital, Inc.	62,576	751,538			62,576	$751,538
Monroe Capital Corp.	38,185	528,862			38,185	$528,862
New Mountain Finance Corp.	37,393	472,647			37,393	$472,647
OFS Capital Corp.	49,572	641,957			49,572	$641,957
PennantPark Floating Rate Capital Ltd.	43,404	507,827			43,404	$507,827
Solar Capital Ltd.	52,671	910,155			52,671	$910,155
Stellus Capital Investment Corp.	73,755	753,776			73,755	$753,776
TCP Capital Corp.	46,461	692,733			46,461	$692,733
THL Credit, Inc.	88,847	962,213			88,847	$962,213
TriplePoint Venture Growth BDC Corp.	122,703	1,288,381			122,703	$1,288,381
		16,157,304		-		16,157,304

TOTAL COMMON STOCK (Cost - $17,799,298)		17,502,065		-		17,502,065

SHORT-TERM INVESTMENTS (4.23%)
BlackRock Liquidity Funds T-Fund Portfolio, 0.20%	769,671	769,671			769,671	$769,671

TOTAL SHORT-TERM INVESTMENTS (Cost - $769,671)		769,671				769,671

TOTAL INVESTMENTS (Cost - $18,568,969)		$18,271,736				$18,271,736
OTHER ASSETS LESS LIABILITIES (-0.39%)		(70,910)				(70,910)
NET ASSETS		$18,200,826				$18,200,826

Statement of Operations for the Year Ended March 31, 2016
Pro Forma Statement of Operations
AR Capital BDC Income Fund
 Shelton BDC Income Fund

	AR Capital	Shelton	Pro Forma	Shelton
	BDC Income	BDC Income	Adjustments	BDC Income
	Fund	Fund		Fund

INVESTMENT INCOME
Dividends	$2,233,924	$-	$-	$2,233,924
Interest	211	-	-	$211
Less: Foreign withholding taxes	-	-	-	$-
TOTAL INVESTMENT INCOME	2,234,135	-	-	2,234,135

EXPENSES
Investment advisory fees	209,502			$209,502
Distribution (12b-1) fees:				$-
Class A	29,942			$29,942
Class C	36,975			$36,975
Administration services fees	59,063			$59,063
Transfer agent fees	58,315			$58,315
Legal fees	45,200			$45,200
Registration fees	60,050			$60,050
Insurance expense	25,748			$25,748
Accounting services fees	36,837			$36,837
Audit fees	12,333			$12,333
Printing and postage expenses	15,647			$15,647
Trustees' fees and expenses	10,904			$10,904
Professional fees	11,663			$11,663
Compliance officer fees	11,966			$11,966
Custodian fees	5,014			$5,014
Non 12b-1 shareholder servicing	7,710			$7,710
Other expenses	3,863			$3,863
TOTAL EXPENSES	640,732	-	-	640,732

Less: Fees waived/reimbursed by the Adviser	(281,806)			(281,806)

NET EXPENSES	358,926	-	-	358,926

NET INVESTMENT INCOME	1,875,209	-	-	1,875,209

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(4,163,727)			$(4,163,727)
Foreign currency transactions	-			$-
Futures	-			$-
Net realized gain (loss)	(4,163,727)	-	-	(4,163,727)
Net change in unrealized appreciation (depreciation) on:
Investments	(195,811)			$(195,811)
Foreign currency translations	-			$-
Options written	-			$-
Futures	-			$-
Net change in unrealized appreciation (depreciation)	(195,811)	-	-	(195,811)

NET REALIZED AND UNREALIZED LOSS
FROM INVESTMENTS	(4,359,538)	-	-	(4,359,538)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,484,329)	$-	$-	$(2,484,329)

Statement of Assets and Liabilities as of March 31, 2016 (unaudited)
Pro Forma Combined Statement of Assets and Liabilities
AR Capital BDC Income Fund
Shelton BDC Income Fund

ASSETS	AR Capital BDC Income Fund	Shelton BDC Income Fund	Adjustments	Shelton BDC Income Fund Pro Forma
Investment securities:
At cost	$18,568,969	—		$18,568,969
At value	$18,271,736	—		$18,271,736

Foreign currency (cost $36,847)	—
Receivable for securities sold	21,892	—		21,892
Dividend and interest receivable	119,843	—		119,843
Receivable due from adviser	24,721	—		24,721
Prepaid expenses and other assets	39,528	—		39,528
TOTAL ASSETS	$18,477,720	—		$18,477,720

LIABILITIES
Payable for Fund shares redeemed	1,500	—		1,500
Payable for securities purchased	221,977	—		221,977
Payable for distribution (12b-1) fees	3,182
Payable for administration fees	3,010	—		3,010
Payable for fund accounting fees	3,069	—		3,069
Payable for transfer agent fees	4,019	—		4,019
Payable for Trustee fees	3,014	—		3,014
Accrued expenses and other liabilities	37,123	—		37,123
TOTAL LIABILITIES	$276,894	—		$276,894
NET ASSETS	$18,200,826	—		$18,200,826

NET ASSETS CONSIST OF:
Paid in capital	$22,765,628	—		$22,765,628
Accumulated net investment income (loss)	—	—		—
Accumulated net realized gain (loss) from investments, futures
contracts and foreign currency transactions	(4,267,569)	—		(4,267,569)
Net unrealized appreciation (depreciation) on investments, futures
contracts and foreign currency translations	(297,233)	—		(297,233)
NET ASSETS	$18,200,826	—		$18,200,826

NET ASSET VALUE PER SHARE:
Class A Shares: Net Assets	$12,852,670	—	$(12,852,670)
Shares of beneficial interest outstanding	1,510,516	—	$(1,510,516)
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$8.51	—	$(8.51)
Maximum offering price per share (maximum sales charge of 4.50%)	$8.91	—	$(8.91)
		—
Class C Shares: Net Assets	$4,904,672	—	$(4,904,672)
Shares of beneficial interest outstanding	578,213	—	$(578,213)
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.48	—	$(8.48)
		—
Investor Class: Net Assets		—	$17,757,342	$17,757,342
Shares of beneficial interest outstanding		—	1,775,734	1,775,734
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share		—	$10.00	$10.00
		—
Advisor Class Shares: Net Assets	$443,484	—	$(443,484)
Shares of beneficial interest outstanding	52,794	—	(52,794)
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.40	—	$(8.40)
		—
Institutional Class: Net Assets		—	$443,484	$443,484
Shares of beneficial interest outstanding		—	44,348	44,348
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share		—	$10.00	$10.00

Schedule of Investments as of March 31, 2016 (Unaudited)
Pro Forma Combined Schedule of Investments
AR Capital Real Estate Income Fund
AR Capital Global Real Estate Income Fund
 Shelton Real Estate Income Fund

	AR Capital Real Estate Income Fund		AR Capital Global Real Estate Income Fund		Proforma Adjustments		Shelton Real Estate Income Fund

	Shares	Value	Shares	Value	Shares	Value	Shares	Value
COMMON STOCK (70.54%)
REITS - APARTMENTS (11.64%)
AvalonBay Communities, Inc.	4,624	$879,485					4,624	$879,485
Equity Residential	11,375	853,466					11,375	$853,466
Essex Property Trust, Inc.	3,480	813,833					3,480	$813,833
ADO Properties SA *			1,250	$42,903			1,250	$42,903
Sponda OYJ			4,500	18,961			4,500	$18,961
		2,546,784		61,864				2,608,648
REITS/REAL ESTATE - COMMERCIAL MORTGAGE (0.91%)
Apollo Commercial Real Estate Finance Inc.			6,560	106,928			6,560	$106,928
Blackstone Mortgage Trust Inc.			3,600	96,696			3,600	$96,696
				203,624				203,624
REITS - HEALTHCARE (2.24%)
Physicians Realty Trust	20,000	371,600	7,000	130,060			27,000	$501,660

REITS/REAL ESTATE - DIVERSIFIED (2.00%)
British Land Co. PLC/The			4,500	45,168			4,500	$45,168
Gecina SA			340	46,689			340	$46,689
Great Portland Estates PLC			4,500	46,978			4,500	$46,978
Intu Properties PLC			13,750	61,854			13,750	$61,854
Merlin Properties Socimi SA			1,825	21,248			1,825	$21,248
Mitsui Fudosan Co. Ltd.			2,000	49,866			2,000	$49,866
Segro PLC			10,400	61,200			10,400	$61,200
TLG Immobilien AG			3,000	65,464			3,000	$65,464
UNITE Group PLC/The			5,570	50,816			5,570	$50,816
				449,283				449,283
REITS/REAL ESTATE - MALLS (0.38%)
Scentre Group			25,000	85,350			25,000	$85,350

REITS - MANUFACTURED HOMES (3.13%)
Sun Communities, Inc.	7,946	569,013	1,860	133,195			9,806	$702,208

REITS - MORTGAGE (5.19%)
Apollo Commercial Real Estate Finance, Inc.	23,667	385,772					23,667	$385,772
Blackstone Mortgage Trust, Inc. - Cl. A	14,495	389,336					14,495	$389,336
Starwood Property Trust, Inc.	20,456	387,232					20,456	$387,232
		1,162,340						1,162,340
REITS - OFFICE PROPERTY (15.81%)
Alexandria Real Estate Equities, Inc.	6,150	558,973	1,600	145,424			7,750	$704,397
Boston Properties, Inc.	5,238	665,645					5,238	$665,645
Brandywine Realty Trust			9,900	138,897			9,900	$138,897
Derwent London PLC			1,250	56,507			1,250	$56,507
Kilroy Realty Corp.	13,000	804,310	2,200	136,114			15,200	$940,424
Nippon Building Fund Inc.			10	59,326			10	$59,326
SL Green Realty Corp.	8,500	823,480	1,600	155,008			10,100	$978,488
		2,852,408		691,276				3,543,684
REITS - REGIONAL MALLS (5.97%)
CBL & Associates Properties, Inc.	15,000	178,500					15,000	$178,500
General Growth Properties, Inc.	13,000	386,490					13,000	$386,490
Simon Property Group, Inc.	3,725	773,645					3,725	$773,645
		1,338,635						1,338,635
REITS/REAL ESTATE - RESIDENTIAL (1.19%)
AvalonBay Communities Inc.			810	154,062			810	$154,062
Essex Property Trust Inc.			150	35,079			150	$35,079
Vonovia SE			2,150	77,275			2,150	$77,275
				266,416				266,416

REITS/REAL ESTATE - RETAIL (1.46%)			1,200	34,392			1,200	$34,392
Equity One Inc.			950	44,431			950	$44,431
Eurocommercial Properties NV - ADR			2,650	21,979			2,650	$21,979
Hammerson PLC			1,602	76,612			1,602	$76,612
Klepierre			3,339	77,525			3,339	$77,525
Mercialys SA			200	54,914			200	$54,914
Unibail-Rodamco SE			367	16,414			367	$16,414
Vastned Retail NV				326,267				326,267

REITS/REAL ESTATE - STORAGE (0.79%)			3,000	99,900			3,000	$99,900
CubeSmart			16,000	77,195			16,000	$77,195
Safestore Holdings PLC				177,095				177,095

REITS - SHOPPING CENTERS (4.37%)
DDR Corp.	27,108	482,251					27,108	$482,251
Regency Centers Corp.	6,634	496,555					6,634	$496,555
		978,806						978,806
REITS - STORAGE (5.37%)
CubeSmart	17,900	596,070					17,900	$596,070
Extra Space Storage, Inc.	6,500	607,490					6,500	$607,490
		1,203,560						1,203,560
REITS - TRIPLE NET (3.02%)
EPR Properties	5,046	336,165					5,046	$336,165
WP Carey, Inc.	5,466	340,204					5,466	$340,204
		676,369						676,369
REITS - WAREHOUSE/INDUSTRIAL (7.07%)
DCT Industrial Trust, Inc.	4,500	177,615	3,700	$146,039			8,200	$323,654
Duke Realty Corp.	32,900	741,566	4,500	101,430			37,400	$842,996
LondonMetric Property PLC			26,500	60,404			26,500	$60,404
Nippon Prologis REIT Inc. - REIT			13	29,097			13	$29,097
Rexford Industrial Realty, Inc.	6,457	117,259	5,300	96,248			11,757	$213,507
Terreno Realty Corp.	4,875	114,319					4,875	$114,319
		1,150,759		433,218				1,583,977

TOTAL COMMON STOCK (Cost - $11,513,670, $2,861,995)		12,850,274		2,957,648		-		15,807,922

PREFERRED STOCK (23.96%)
REITS - HOTELS (3.69%)
Chesapeake Lodging Trust, 7.750%	5,900	$154,993					5,900	$154,993
Summit Hotel Properties, Inc., 7.875%	25,664	671,111					25,664	$671,111
		826,104						826,104
REITS - MORTGAGE (2.87%)
ARMOUR Residential REIT, Inc., 7.875%	7,900	164,399					7,900	$164,399
NorthStar Realty Finance Corp., 8.875%	20,021	479,503					20,021	$479,503
		643,902						643,902
REITS - OFFICE PROPERTY (2.61%)
Alexandria Real Estate Equities, Inc., 6.450%	11,570	299,663					11,570	$299,663
Corporate Office Properties Trust, 7.375%	4,000	104,000					4,000	$104,000
Digital Realty Trust, Inc., 5.875%	800	20,064					800	$20,064
PS Business Parks, Inc., 5.750%	567	14,396					567	$14,396
PS Business Parks, Inc., 6.450%	5,698	147,008					5,698	$147,008
		585,131						585,131
REITS - REGIONAL MALLS (6.12%)
CBL & Associates Properties, Inc., 6.625%	28,054	673,016					28,054	$673,016
General Growth Properties, Inc., 6.375%	27,000	699,300					27,000	$699,300
		1,372,316						1,372,316
REITS - SHOPPING CENTERS (8.18%)
Cedar Realty Trust, Inc., 7.250%	17,297	438,133					17,297	$438,133
DDR Corp., 6.250%	22,250	578,722					22,250	$578,722
Kimco Realty Corp., 6.000%	12,197	316,024					12,197	$316,024
Regency Centers Corp., 6.625%	19,200	499,392					19,200	$499,392
		1,832,271						1,832,271
REITS - TRIPLE NET (0.01%)
EPR Properties, 6.625%	100	2,620					100	$2,620

REITS - WAREHOUSE/INDUSTRIAL (0.48%)
STAG Industrial, Inc., 6.625%	4,280	107,214					4,280	$107,214

TOTAL PREFERRED STOCK (Cost - $4,899,142)		5,369,558		0		0		5,369,558

EXCHANGE TRADED FUND (0.69%)
ProShares UltraShort Euro *			6,700	155,373			6,700	$155,373

TOTAL EXCHANGE TRADED FUND (Cost - $179,594)		-		155,373		-		155,373

BONDS & NOTES (1.12%)
REITS - HEALTHCARE	Par Value
Sabra Health Care LP, 5.500%, 02/01/2021	$250,000	251,875					250,000	$251,875

TOTAL BONDS & NOTES (Cost - $249,023)		251,875						251,875

SHORT-TERM INVESTMENTS (3.32%)
BlackRock Liquidity Funds T-Fund Portfolio, 0.20%	449,142	449,142	295,890	295,890			745,032	$745,032

TOTAL SHORT-TERM INVESTMENTS (Cost - $449,142, $295,890)		449,142		295,890				745,032

TOTAL INVESTMENTS (Cost - $17,110,977, $3,337,479)		$18,920,849		$3,408,911				$22,329,760
OTHER ASSETS LESS LIABILITIES (0.35%)		108,269		(29,009)				79,260
NET ASSETS		$19,029,118		$3,379,902				$22,409,020

Statement of Operations for the Year Ended March 31, 2016
Pro Forma Combined Statement of Operations
AR Capital Real Estate Income Fund
AR Capital Global Real Estate Income Fund
 Shelton Real Estate Income Fund

	AR Capital	AR Capital	Shelton	Pro Forma		Shelton
	Real Estate Income Fund	Global Real Estate Income Fund	Real Estate Income	Adjustments		Real Estate Income
			Fund			Fund

INVESTMENT INCOME
Dividends	$1,408,378	$450,729	$-	$-		$1,859,107
Interest	14,419	176	-	-		$14,595
Less: Foreign withholding taxes	-	(11,574)	-	-		$(11,574)
TOTAL INVESTMENT INCOME	1,422,797	439,331	-	-		1,862,128

EXPENSES
Investment advisory fees	286,555	72,338				$358,893
Distribution (12b-1) fees:						$-
Class A	36,449	6,713				$43,162
Class C	81,725	13,407				$95,132
Administration services fees	89,476	36,082		(30,000)	(1)	$95,558
Transfer agent fees	76,612	47,872		(42,000)	(2)	$82,484
Legal fees	32,603	33,649		(20,000)	(3)	$46,252
Registration fees	64,343	69,980		(64,343)	(4)	$69,980
Insurance expense	44,086	11,301				$55,387
Accounting services fees	38,007	37,101		(26,000)	(5)	$49,108
Audit fees	14,142	8,243		(8,243)	(6)	$14,142
Printing and postage expenses	20,343	6,362		(5,000)	(7)	$21,705
Trustees' fees and expenses	8,046	10,804		(8,046)	(8)	$10,804
Professional fees	11,955	11,611		(11,600)	(9)	$11,966
Compliance officer fees	16,412	11,920		(11,000)	(10)	$17,332
Custodian fees	5,832	18,942		(5,800)	(11)	$18,974
Non 12b-1 shareholder servicing	6,694	1,556				$8,250
Other expenses	2,513	5,487				$8,000
TOTAL EXPENSES	835,793	403,368	-	(232,032)		1,007,129

Less: Fees waived/reimbursed by the Adviser	(305,545)	(283,127)		232,032		(356,640)

NET EXPENSES	530,248	120,241	-			650,489

NET INVESTMENT INCOME	892,549	319,090	-	-		1,211,639

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,142,444	(1,324,574)				$(182,130)
Foreign currency transactions	-	(16,258)				$(16,258)
Futures	-	40,338				$40,338
Net realized gain (loss)	1,142,444	(1,300,494)	-	-		(158,050)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,468,778)	335,485				$(2,133,293)
Foreign currency translations	-	(20)				$(20)
Options written	84,156	-				$84,156
Futures	-	(88,905)				$(88,905)
Net change in unrealized appreciation (depreciation)	(2,384,622)	246,560	-	-		(2,138,062)

NET REALIZED AND UNREALIZED LOSS
FROM INVESTMENTS	(1,242,178)	(1,053,934)	-	-		(2,296,112)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(349,629)	$(734,844)	$-	$-		$(1,084,473)

(1)	The adjustment is made to show the change in the administration fees due to the Reorganization.
(2)	The adjustment is made to show the change in the fees due to the Reorganization. The adjustment is made to show the decrease in contract based fees.
(3)	The adjustment is made to show a decrease in legal fees due to the Reorganization.
(4)	The adjustment is made to show the change in the registration/filing fees due to the Reorganization.
(5)	The adjustment is made to show a decrease in accounting services fees due to the Reorganization.
(6)	The adjustment is made to show the decrease of audit fees due to the occurrence of a single audit.
(7)	The adjustment is made to show the decrease in printing costs due to the decrease in number of reports requiring print.
(8)	The adjustment is made to show the change in trustee's compensation if the Reorganization were to occur.
(9)	The adjustment is made to show the change in the fees due to the Reorganization. The adjustment is made to show the decrease in contract based fees.
(10)	The adjustment is made to show the change in the fees due to the Reorganization. The adjustment is made to show the decrease in contract based fees.
(11)	The adjustment is made to show the change in the fees due to the Reorganization. The adjustment is made to show the decrease in contract based fees.

Statement of Assets and Liabilities as of March 31, 2016 (unaudited)
Pro Forma Combined Statement of Assets and Liabilities
AR Capital Real Estate Income Fund
AR Capital Global Real Estate Income Fund
 Shelton Real Estate Income Fund

	AR Capital Real Estate Income Fund	AR Capital Global Real Estate Income Fund	Shelton Real Estate Income Fund	Adjustments	Shelton Real Estate Income Fund Pro-Forma Combined
ASSETS
Investment securities:	$17,110,977	$3,337,479	—		$20,448,456
At cost	$18,920,849	$3,408,911	—		$22,329,760
At value

Foreign currency (cost $36,847)	—	35,673			35,673
Receivable for securities sold	384,698	149,271	—		533,969
Dividend and interest receivable	138,488	40,457	—		178,945
Receivable due from adviser	12,388	43,463	—		55,851
Prepaid expenses and other assets	36,191	21,941	—		58,132
TOTAL ASSETS	$19,492,614	$3,699,716	—		$23,192,330

LIABILITIES
Payable for Fund shares redeemed	33,003	2,444	—		35,447
Payable for securities purchased	374,234	270,464	—		644,698
Payable for distribution (12b-1) fees	—	888			888
Payable for administration fees	3,006	3,188	—		6,194
Payable for fund accounting fees	3,084	3,089	—		6,173
Payable for transfer agent fees	4,445	3,090	—		7,535
Payable for Trustee fees	3,018	3,018	—		6,036
Accrued expenses and other liabilities	42,706	33,633	—		76,339
TOTAL LIABILITIES	$463,496	$319,814	—		$783,310
NET ASSETS	$19,029,118	$3,379,902	—		$22,409,020

NET ASSETS CONSIST OF:
Paid in capital	$16,134,759	$4,960,285	—		$21,095,044
Accumulated net investment income (loss)	232,747	(66,506)	—		166,241
Accumulated net realized gain (loss) from investments, futures
contracts and foreign currency transactions	851,740	(1,584,884)	—		(733,144)
Net unrealized appreciation (depreciation) on investments, futures
contracts and foreign currency translations	1,809,872	71,007	—		1,880,879
NET ASSETS	$19,029,118	$3,379,902	—		$22,409,020

NET ASSET VALUE PER SHARE:
Class A Shares: Net Assets	$11,395,866	$1,925,738	—	$(13,321,604)
Shares of beneficial interest outstanding	1,068,565	217,764	—	(1,286,329)
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.66	$8.84	—	$(19.50)
Maximum offering price per share (maximum sales charge of 4.50%)	$11.16	$9.26	—	$(20.42)
				-
Class C Shares: Net Assets	$6,930,610.00	$967,284.00	—	$(7,897,894.00)
Shares of beneficial interest outstanding	652,817	109,445	—	(762,262)
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.62	$8.84	—	$(19.46)

Class Investor Shares: Net Assets				$21,219,498	$21,219,498
Shares of beneficial interest outstanding				2,121,950	2,121,950
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share				$10.00	$10.00

Advisor Class Shares:
Net Assets	$702,642	$486,880	—	$(1,189,522)
Shares of beneficial interest outstanding	65,984	54,994	—	(120,978)
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.65	$8.85	—	$(19.50)

Institutional Class Shares:
Net Assets			—	$1,189,522	$1,189,522
Shares of beneficial interest outstanding2			—	118,952	118,952
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share			—	$10.00	$10.00

1	Classes A & C of the AR Capital Real Estate Income and AR Capital Global Real Estate Income Funds are exchanged for the Investor Class of the Shelton Real Estate Income Fund.
2	Advisor Class of the AR Capital Real Estate Income and AR Capital Global Real Estate Income Funds are exchanged for the Institutional Class of the Shelton Real Estate Income Fund.

Schedule of Investments as of March 31, 2016 (Unaudited)
Pro Forma Schedule of Investments
AR Capital Real Estate Income Fund
 Shelton Real Estate Income Fund

	AR Capital Real Estate Income Fund		Proforma Adjustments		Shelton Real Estate Income Fund

	Shares	Value	Shares	Value	Shares	Value
COMMON STOCK (67.53%)
REITS - APARTMENTS (13.38%)
AvalonBay Communities, Inc.	4,624	$879,485			4,624	$879,485
Equity Residential	11,375	853,466			11,375	$853,466
Essex Property Trust, Inc.	3,480	813,833			3,480	$813,833
		2,546,784				2,546,784
REITS - HEALTHCARE (1.95%)
Physicians Realty Trust	20,000	371,600			20,000	$371,600

REITS - MANUFACTURED HOMES (2.99%)
Sun Communities, Inc.	7,946	569,013			7,946	$569,013

REITS - MORTGAGE (6.11%)
Apollo Commercial Real Estate Finance, Inc.	23,667	385,772			23,667	$385,772
Blackstone Mortgage Trust, Inc. - Cl. A	14,495	389,336			14,495	$389,336
Starwood Property Trust, Inc.	20,456	387,232			20,456	$387,232
		1,162,340				1,162,340
REITS - OFFICE PROPERTY (14.99%)
Alexandria Real Estate Equities, Inc.	6,150	558,973			6,150	$558,973
Boston Properties, Inc.	5,238	665,645			5,238	$665,645
Brandywine Realty Trust					-	$-
Derwent London PLC					-	$-
Kilroy Realty Corp.	13,000	804,310			13,000	$804,310
Nippon Building Fund Inc.					-	$-
SL Green Realty Corp.	8,500	823,480			8,500	$823,480
		2,852,408				2,852,408
REITS - REGIONAL MALLS (7.03%)
CBL & Associates Properties, Inc.	15,000	178,500			15,000	$178,500
General Growth Properties, Inc.	13,000	386,490			13,000	$386,490
Simon Property Group, Inc.	3,725	773,645			3,725	$773,645
		1,338,635				1,338,635
REITS - SHOPPING CENTERS (5.14%)
DDR Corp.	27,108	482,251			27,108	$482,251
Regency Centers Corp.	6,634	496,555			6,634	$496,555
		978,806				978,806
REITS - STORAGE (6.32%)
CubeSmart	17,900	596,070			17,900	$596,070
Extra Space Storage, Inc.	6,500	607,490			6,500	$607,490
		1,203,560				1,203,560
REITS - TRIPLE NET ( 3.55%)
EPR Properties	5,046	336,165			5,046	$336,165
WP Carey, Inc.	5,466	340,204			5,466	$340,204
		676,369				676,369
REITS - WAREHOUSE/INDUSTRIAL (6.05%)
DCT Industrial Trust, Inc.	4,500	177,615			4,500	$177,615
Duke Realty Corp.	32,900	741,566			32,900	$741,566
LondonMetric Property PLC					-	$-
Nippon Prologis REIT Inc. - REIT					-	$-
Rexford Industrial Realty, Inc.	6,457	117,259			6,457	$117,259
Terreno Realty Corp.	4,875	114,319			4,875	$114,319
		1,150,759				1,150,759

TOTAL COMMON STOCK (Cost - $11,513,670)		12,850,274		-		12,850,274

PREFERRED STOCK (28.22%)
REITS - HOTELS (4.34%)
Chesapeake Lodging Trust, 7.750%	5,900	$154,993			5,900	$154,993
Summit Hotel Properties, Inc., 7.875%	25,664	671,111			25,664	$671,111
		826,104				826,104
REITS - MORTGAGE (3.38%)
ARMOUR Residential REIT, Inc., 7.875%	7,900	164,399			7,900	$164,399
NorthStar Realty Finance Corp., 8.875%	20,021	479,503			20,021	$479,503
		643,902				643,902
REITS - OFFICE PROPERTY (3.07%)
Alexandria Real Estate Equities, Inc., 6.450%	11,570	299,663			11,570	$299,663
Corporate Office Properties Trust, 7.375%	4,000	104,000			4,000	$104,000
Digital Realty Trust, Inc., 5.875%	800	20,064			800	$20,064
PS Business Parks, Inc., 5.750%	567	14,396			567	$14,396
PS Business Parks, Inc., 6.450%	5,698	147,008			5,698	$147,008
		585,131				585,131
REITS - REGIONAL MALLS (7.21%)
CBL & Associates Properties, Inc., 6.625%	28,054	673,016			28,054	$673,016
General Growth Properties, Inc., 6.375%	27,000	699,300			27,000	$699,300
		1,372,316				1,372,316
REITS - SHOPPING CENTERS (9.63%)
Cedar Realty Trust, Inc., 7.250%	17,297	438,133			17,297	$438,133
DDR Corp., 6.250%	22,250	578,722			22,250	$578,722
Kimco Realty Corp., 6.000%	12,197	316,024			12,197	$316,024
Regency Centers Corp., 6.625%	19,200	499,392			19,200	$499,392
		1,832,271				1,832,271
REITS - TRIPLE NET (0.01%)
EPR Properties, 6.625%	100	2,620			100	$2,620

REITS - WAREHOUSE/INDUSTRIAL (0.56%)
STAG Industrial, Inc., 6.625%	4,280	107,214			4,280	$107,214

TOTAL PREFERRED STOCK (Cost - $4,899,142)		5,369,558		0		5,369,558

BONDS & NOTES (1.32%)
REITS - HEALTHCARE	Par Value
Sabra Health Care LP, 5.500%, 02/01/2021	$250,000	251,875			250,000	$251,875

TOTAL BONDS & NOTES (Cost - $249,023)		251,875				251,875

SHORT-TERM INVESTMENTS (2.36%)
BlackRock Liquidity Funds T-Fund Portfolio, 0.20%	449,142	449,142			449,142	$449,142

TOTAL SHORT-TERM INVESTMENTS (Cost - $449,142)		449,142				449,142

TOTAL INVESTMENTS (Cost $3,337,479)		$18,920,849				$18,920,849
OTHER ASSETS LESS LIABILITIES (0.57%)		108,269				108,269
NET ASSETS		$19,029,118				$19,029,118

Statement of Operations for the Year Ended March 31, 2016
Pro Forma Statement of Operations
AR Capital Real Estate Income Fund
 Shelton Real Estate Income Fund

	AR Capital	Shelton	Pro Forma		Shelton
	Real Estate Income Fund	Real Estate Income	Adjustments		Real Estate Income
		Fund			Fund

INVESTMENT INCOME
Dividends	$1,408,378	$-	$-		$1,408,378
Interest	14,419	-	-		$14,419
Less: Foreign withholding taxes	-	-	-		$-
TOTAL INVESTMENT INCOME	1,422,797	-	-		1,422,797

EXPENSES
Investment advisory fees	286,555				$286,555
Distribution (12b-1) fees:					$-
Class A	36,449				$36,449
Class C	81,725				$81,725
Administration services fees	89,476		(25,500)	(1)	$63,976
Transfer agent fees	76,612		(35,700)	(2)	$40,912
Legal fees	32,603		(17,000)	(3)	$15,603
Registration fees	64,343		(54,692)	(4)	$9,651
Insurance expense	44,086		-		$44,086
Accounting services fees	38,007		(22,100)	(5)	$15,907
Audit fees	14,142		(7,007)	(6)	$7,135
Printing and postage expenses	20,343		(4,250)	(7)	$16,093
Trustees' fees and expenses	8,046		(6,839)	(8)	$1,207
Professional fees	11,955		(9,860)	(9)	$2,095
Compliance officer fees	16,412		(9,350)	(10)	$7,062
Custodian fees	5,832		(4,930)	(11)	$902
Non 12b-1 shareholder servicing	6,694				$6,694
Other expenses	2,513				$2,513
TOTAL EXPENSES	835,793	-	(197,227)		638,566

Less: Fees waived/reimbursed by the Adviser	(305,545)		197,225		(108,320)

NET EXPENSES	530,248	-	-		530,246

NET INVESTMENT INCOME	892,549	-	-		892,551

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,142,444				$1,142,444
Foreign currency transactions	-				$-
Futures	-				$-
Net realized gain (loss)	1,142,444	-	-		1,142,444
Net change in unrealized appreciation (depreciation) on:
Investments	(2,468,778)				$(2,468,778)
Foreign currency translations	-				$-
Options written	84,156				$84,156
Futures	-				$-
Net change in unrealized appreciation (depreciation)	(2,384,622)	-	-		(2,384,622)

NET REALIZED AND UNREALIZED LOSS
FROM INVESTMENTS	(1,242,178)	-	-		(1,242,178)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(349,629)	$-	$-		$(349,629)

(1)	The adjustment is made to show the change in the administration fees due to the Reorganization.
(2)	The adjustment is made to show the change in the fees due to the Reorganization. The adjustment is made to show the decrease in contract based fees.
(3)	The adjustment is made to show a decrease in legal fees due to the Reorganization.
(4)	The adjustment is made to show the change in the registration/filing fees due to the Reorganization.
(5)	The adjustment is made to show a decrease in accounting services fees due to the Reorganization.
(6)	The adjustment is made to show the decrease of audit fees due to the occurrence of a single audit.
(7)	The adjustment is made to show the decrease in printing costs due to the decrease in number of reports requiring print.
(8)	The adjustment is made to show the change in trustee's compensation if the Reorganization were to occur.
(9)	The adjustment is made to show the change in the fees due to the Reorganization. The adjustment is made to show the decrease in contract based fees.
(10)	The adjustment is made to show the change in the fees due to the Reorganization. The adjustment is made to show the decrease in contract based fees.
(11)	The adjustment is made to show the change in the fees due to the Reorganization. The adjustment is made to show the decrease in contract based fees.

Statement of Assets and Liabilities as of March 31, 2016 (unaudited)
Pro Forma Combined Statement of Assets and Liabilities
AR Capital Real Estate Income Fund
AR Capital Global Real Estate Income Fund
Shelton Real Estate Income Fund

ASSETS	AR Capital Real Estate Income Fund	Shelton Real Estate Income Fund	Adjustments	Shelton Real Estate Income Fund Pro Forma
Investment securities:
At cost	$17,110,977	—		$17,110,977
At value	$18,920,849	—		$18,920,849

Foreign currency (cost $36,847)	—
Receivable for securities sold	384,698	—		384,698
Dividend and interest receivable	138,488	—		138,488
Receivable due from adviser	12,388	—		12,388
Prepaid expenses and other assets	36,191	—		36,191
TOTAL ASSETS	$19,492,614	—		$19,492,614

LIABILITIES
Payable for Fund shares redeemed	33,003	—		33,003
Payable for securities purchased	374,234	—		374,234
Payable for distribution (12b-1) fees	—
Payable for administration fees	3,006	—		3,006
Payable for fund accounting fees	3,084	—		3,084
Payable for transfer agent fees	4,445	—		4,445
Payable for Trustee fees	3,018	—		3,018
Accrued expenses and other liabilities	42,706	—		42,706
TOTAL LIABILITIES	$463,496	—		$463,496
NET ASSETS	$19,029,118	—		$19,029,118

NET ASSETS CONSIST OF:
Paid in capital	$16,134,759	—		$16,134,759
Accumulated net investment income (loss)	232,747	—		232,747
Accumulated net realized gain (loss) from investments, futures
contracts and foreign currency transactions	851,740	—		851,740
Net unrealized appreciation (depreciation) on investments, futures
contracts and foreign currency translations	1,809,872	—		1,809,872
NET ASSETS	$19,029,118	—		$19,029,118

NET ASSET VALUE PER SHARE:
Class A Shares: Net Assets	$11,395,866	—	$(11,395,866)
Shares of beneficial interest outstanding	1,068,565	—	(1,068,565)
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.66	—	$(10.66)
Maximum offering price per share (maximum sales charge of 4.50%)	$11.16	—	$(11.16)

Class C Shares: Net Assets	$6,930,610	—	$(6,930,610)
Shares of beneficial interest outstanding1	652,817	—	(652,817)
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.62	—	$(10.62)

Investor Class: Net Assets			$18,326,476	$18,326,476
Shares of beneficial interest outstanding			$1,832,648	$1,832,648
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share			$10.00	$10.00

Advisor Class Shares: Net Assets	$702,642	—	$(702,642)
Shares of beneficial interest outstanding	65,984	—	(65,984)
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$10.65	—	$(10.65)

Institutional Class: Net Assets			$702,642	$702,642
Shares of beneficial interest outstanding			$70,264	$70,264
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share			$10.00	$10.00

1	Classes A & C of the AR Capital Real Estate Income Fund are exchanged for the Investor Class of the Shelton Real Estate Income Fund.
2	Advisor Class of the AR Capital Real Estate Income Fund is exchanged for the Institutional Class of the Shelton Real Estate Income Fund.

Schedule of Investments as of March 31, 2016 (Unaudited)
Pro Forma Schedule of Investments
AR Capital Global Real Estate Income Fund
 Shelton Real Estate Income Fund

	AR Capital Global Real Estate Income Fund		Proforma Adjustments		Shelton Real Estate Income Fund

	Shares	Value	Shares	Value	Shares	Value
COMMON STOCK (87.51%)
REITS - APARTMENTS (1.83%)
ADO Properties SA *	1,250	$42,903			1,250	$42,903
Sponda OYJ	4,500	18,961			4,500	$18,961
		61,864				61,864
REITS/REAL ESTATE - COMMERCIAL MORTGAGE (6.02%)
Apollo Commercial Real Estate Finance Inc.	6,560	106,928			6,560	$106,928
Blackstone Mortgage Trust Inc.	3,600	96,696			3,600	$96,696
		203,624				203,624
REITS - HEALTHCARE (3.85%)
Physicians Realty Trust	7,000	130,060			7,000	$130,060

REITS/REAL ESTATE - DIVERSIFIED (13.29%)
British Land Co. PLC/The	4,500	45,168			4,500	$45,168
Gecina SA	340	46,689			340	$46,689
Great Portland Estates PLC	4,500	46,978			4,500	$46,978
Intu Properties PLC	13,750	61,854			13,750	$61,854
Merlin Properties Socimi SA	1,825	21,248			1,825	$21,248
Mitsui Fudosan Co. Ltd.	2,000	49,866			2,000	$49,866
Segro PLC	10,400	61,200			10,400	$61,200
TLG Immobilien AG	3,000	65,464			3,000	$65,464
UNITE Group PLC/The	5,570	50,816			5,570	$50,816
		449,283				449,283
REITS/REAL ESTATE - MALLS (2.53%)
Scentre Group	25,000	85,350			25,000	$85,350

REITS - MANUFACTURED HOMES (3.94%)
Sun Communities, Inc.	1,860	133,195			1,860	$133,195

REITS - OFFICE PROPERTY (20.45%)
Alexandria Real Estate Equities, Inc.	1,600	145,424			1,600	$145,424
Boston Properties, Inc.					-	$-
Brandywine Realty Trust	9,900	138,897			9,900	$138,897
Derwent London PLC	1,250	56,507			1,250	$56,507
Kilroy Realty Corp.	2,200	136,114			2,200	$136,114
Nippon Building Fund Inc.	10	59,326			10	$59,326
SL Green Realty Corp.	1,600	155,008			1,600	$155,008
		691,276				691,276
REITS/REAL ESTATE - RESIDENTIAL (7.88%)
AvalonBay Communities Inc.	810	154,062			810	$154,062
Essex Property Trust Inc.	150	35,079			150	$35,079
Vonovia SE	2,150	77,275			2,150	$77,275
		266,416				266,416

REITS/REAL ESTATE - RETAIL (9.65%)	1,200	34,392			1,200	$34,392
Equity One Inc.	950	44,431			950	$44,431
Eurocommercial Properties NV - ADR	2,650	21,979			2,650	$21,979
Hammerson PLC	1,602	76,612			1,602	$76,612
Klepierre	3,339	77,525			3,339	$77,525
Mercialys SA	200	54,914			200	$54,914
Unibail-Rodamco SE	367	16,414			367	$16,414
Vastned Retail NV		326,267				326,267

REITS/REAL ESTATE - STORAGE (5.24%)	3,000	99,900			3,000	$99,900
CubeSmart	16,000	77,195			16,000	$77,195
Safestore Holdings PLC		177,095				177,095

REITS - WAREHOUSE/INDUSTRIAL (12.82%)
DCT Industrial Trust, Inc.	3,700	$146,039			3,700	$146,039
Duke Realty Corp.	4,500	101,430			4,500	$101,430
LondonMetric Property PLC	26,500	60,404			26,500	$60,404
Nippon Prologis REIT Inc. - REIT	13	29,097			13	$29,097
Rexford Industrial Realty, Inc.	5,300	96,248			5,300	$96,248
Terreno Realty Corp.					-	$-
		433,218				433,218

TOTAL COMMON STOCK (Cost - $11,513,670, $2,861,995)		2,957,648		-		2,957,648

EXCHANGE TRADED FUND (4.60%)
ProShares UltraShort Euro *	6,700	155,373			6,700	$155,373

TOTAL EXCHANGE TRADED FUND (Cost - $179,594)		155,373		-		155,373

SHORT-TERM INVESTMENTS (8.75%)
BlackRock Liquidity Funds T-Fund Portfolio, 0.20%	295,890	295,890			295,890	$295,890

TOTAL SHORT-TERM INVESTMENTS (Cost - $449,142, $295,890)		295,890				295,890

TOTAL INVESTMENTS (Cost - $17,110,977, $3,337,479)		$3,408,911				$3,408,911
OTHER ASSETS LESS LIABILITIES (-0.86%)		(29,009)				(29,009)
NET ASSETS		$3,379,902				$3,379,902

Statement of Operations for the Year Ended March 31, 2016
Pro Forma Statement of Operations
AR Capital Global Real Estate Income Fund
 Shelton Real Estate Income Fund

	AR Capital	Shelton	Pro Forma		Shelton
	Global Real Estate Income Fund	Real Estate Income	Adjustments		Real Estate Income
		Fund			Fund

INVESTMENT INCOME
Dividends	$450,729	$-	$-		$450,729
Interest	176	-	-		$176
Less: Foreign withholding taxes	(11,574)	-	-		$(11,574)
TOTAL INVESTMENT INCOME	439,331	-	-		439,331

EXPENSES
Investment advisory fees	72,338				$72,338
Distribution (12b-1) fees:					$-
Class A	6,713				$6,713
Class C	13,407				$13,407
Administration services fees	36,082		(4,500)	(1)	$31,582
Transfer agent fees	47,872		(6,300)	(2)	$41,572
Legal fees	33,649		(3,000)	(3)	$30,649
Registration fees	69,980		(9,651)	(4)	$60,329
Insurance expense	11,301		-		$11,301
Accounting services fees	37,101		(3,900)	(5)	$33,201
Audit fees	8,243		(1,236)	(6)	$7,007
Printing and postage expenses	6,362		(750)	(7)	$5,612
Trustees' fees and expenses	10,804		(1,207)	(8)	$9,597
Professional fees	11,611		(1,740)	(9)	$9,871
Compliance officer fees	11,920		(1,650)	(10)	$10,270
Custodian fees	18,942		(870)	(11)	$18,072
Non 12b-1 shareholder servicing	1,556				$1,556
Other expenses	5,487				$5,487
TOTAL EXPENSES	403,368	-	(34,805)		368,563

Less: Fees waived/reimbursed by the Adviser	(283,127)		34,805		(248,322)

NET EXPENSES	120,241	-	-		120,241

NET INVESTMENT INCOME	319,090	-	-		319,090

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(1,324,574)				$(1,324,574)
Foreign currency transactions	(16,258)				$(16,258)
Futures	40,338				$40,338
Net realized gain (loss)	(1,300,494)	-	-		(1,300,494)
Net change in unrealized appreciation (depreciation) on:
Investments	335,485				$335,485
Foreign currency translations	(20)				$(20)
Options written	-				$-
Futures	(88,905)				$(88,905)
Net change in unrealized appreciation (depreciation)	246,560	-	-		246,560

NET REALIZED AND UNREALIZED LOSS
FROM INVESTMENTS	(1,053,934)	-	-		(1,053,934)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(734,844)	$-	$-		$(734,844)

(1)	The adjustment is made to show the change in the administration fees due to the Reorganization.
(2)	The adjustment is made to show the change in the fees due to the Reorganization. The adjustment is made to show the decrease in contract based fees.
(3)	The adjustment is made to show a decrease in legal fees due to the Reorganization.
(4)	The adjustment is made to show the change in the registration/filing fees due to the Reorganization.
(5)	The adjustment is made to show a decrease in accounting services fees due to the Reorganization.
(6)	The adjustment is made to show the decrease of audit fees due to the occurrence of a single audit.
(7)	The adjustment is made to show the decrease in printing costs due to the decrease in number of reports requiring print.
(8)	The adjustment is made to show the change in trustee's compensation if the Reorganization were to occur.
(9)	The adjustment is made to show the change in the fees due to the Reorganization. The adjustment is made to show the decrease in contract based fees.
(10)	The adjustment is made to show the change in the fees due to the Reorganization. The adjustment is made to show the decrease in contract based fees.
(11)	The adjustment is made to show the change in the fees due to the Reorganization. The adjustment is made to show the decrease in contract based fees.

Statement of Assets and Liabilities as of March 31, 2016 (unaudited)
Pro Forma Combined Statement of Assets and Liabilities
AR Capital Global Real Estate Income Fund
Shelton Real Estate Income Fund

ASSETS	AR Capital Global Real Estate Income Fund	Shelton Real Estate Income Fund	Adjustments	Shelton Real Estate Income Fund Pro Forma
Investment securities:
At cost	$3,337,479	—		$3,337,479
At value	$3,408,911	—		$3,408,911

Foreign currency (cost $36,847)	35,673
Receivable for securities sold	149,271	—		149,271
Dividend and interest receivable	40,457	—		40,457
Receivable due from adviser	43,463	—		43,463
Prepaid expenses and other assets	21,941	—		21,941
TOTAL ASSETS	$3,699,716	—		$3,699,716

LIABILITIES
Payable for Fund shares redeemed	2,444	—		2,444
Payable for securities purchased	270,464	—		270,464
Payable for distribution (12b-1) fees	888
Payable for administration fees	3,188	—		3,188
Payable for fund accounting fees	3,089	—		3,089
Payable for transfer agent fees	3,090	—		3,090
Payable for Trustee fees	3,018	—		3,018
Accrued expenses and other liabilities	33,633	—		33,633
TOTAL LIABILITIES	$319,814	—		$319,814
NET ASSETS	$3,379,902	—		$3,379,902

NET ASSETS CONSIST OF:
Paid in capital	$4,960,285	—		$4,960,285
Accumulated net investment income (loss)	(66,506)	—		(66,506)
Accumulated net realized gain (loss) from investments, futures
contracts and foreign currency transactions	(1,584,884)	—		(1,584,884)
Net unrealized appreciation (depreciation) on investments, futures
contracts and foreign currency translations	71,007	—		71,007
NET ASSETS	$3,379,902	—		$3,379,902

NET ASSET VALUE PER SHARE:
Class A Shares: Net Assets	$1,925,738	—	$(1,925,738)
Shares of beneficial interest outstanding	217,764	—	(217,764)
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share2	$8.84	—	$(8.84)
Maximum offering price per share (maximum sales charge of 4.50%)	$9.26	—	$(9.26)

Class C Shares: Net Assets	$967,284	—	$(967,284)
Shares of beneficial interest outstanding	109,445	—	(109,445)
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share3	$8.84	—	$(8.84)

Investor Class: Net Assets			$2,893,022	$2,893,022
Shares of beneficial interest outstanding			289,302	289,302
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share			$10.00	$10.00

Advisor Class Shares: Net Assets	$486,880	—	$(486,880)
Shares of beneficial interest outstanding	54,994	—	(54,994)
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.85	—	$(8.85)

Institutional Class: Net Assets			$486,880	$486,880
Shares of beneficial interest outstanding			48,688	48,688
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share			$10.00	$10.00

1	Classes A & C of the AR Capital Global Real Estate Income Fund are exchanged for the Investor Class of the Shelton Real Estate Income Fund.
2	Advisor Class of the AR Capital Global Real Estate Income Fund is exchanged for the Institutional Class of the Shelton Real Estate Income Fund.

FORM N-14

Part C
OTHER INFORMATION

Item 15. Indemnification

No change from the information set forth in Item 30 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of SCM Trust, as filed on May 2, 2016, which information is incorporated herein by reference.

Item 16. Exhibits

(1) Amended and Restated Agreement and Declaration of Trust dated September 21, 2011, incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of SCM Trust, as filed on September 22, 2011.

(2) Amended and Restated By-Laws dated June 12, 2011, incorporated by reference to the initial Registration Statement on Form N-1A of SCM Trust, as filed on August 4, 2011.

(3) Inapplicable.

(4) Plan of Reorganization, incorporated by reference to Form N-14 as filed July 27, 2016.

(5) Instruments defining rights of security holders. Reference is made to Article V of the Amended and Restated Declaration of Trust dated September 21, 2011, which is incorporated by reference to Exhibits (1) hereto, and to Article III of the Amended and Restated By-Laws dated June 12, 2011, which are incorporated by reference as Exhibit (2) hereto.

(6) Form of Investment Advisory Agreement with Shelton Capital Management, incorporated by reference to Form N-14 as filed July 27, 2016.

(7) Underwriting Agreement and specimen of agreement between principal underwriter dealers, dated June 13, 2011, incorporated by reference to the initial Registration Statement on Form N-1A of SCM Trust, as filed on August 4, 2011.

(8) Inapplicable.

(9) Custodian Agreement between SCM Trust, formerly known as Shelton Greater China Fund Trust, and U.S. Bank, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of SCM Trust, as filed on April 29, 2014.

(10) (a) Share Marketing Plan, incorporated by reference to Form N-14 as filed July 27, 2016.
(b) Multiple Class Plan (Rule 18f-3 Plan), incorporated by reference to Form N-14 as filed July 27, 2016.

(11) Opinion of Counsel as to the legality of securities being registered, incorporated by reference to Form N-14 as filed July 27, 2016.

(12) Form of Opinion of Counsel as to tax matters, incorporated by reference to Form N-14 as filed July 27, 2016.

(13) (a) Form of Administration Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of SCM Trust, as filed on September 22, 2011.

(b) Form of Expense Cap Agreement, incorporated by reference to Form N-14 as filed July 27, 2016.

(c) Fund Services Agreement between SCM Trust and Gemini Fund Services, LLC, incorporated By reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of SCM Trust, as filed on April 29, 2014.

(14) Accountant's Consent filed herewith.

(15) Inapplicable

(16) Powers of Attorney, incorporated by reference to Form N-14 as filed July 27, 2016.

(17) Inapplicable

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Denver, and the State of Colorado, on the 12th day of August, 2016.

SCM Trust
(Registrant)

By /s/ Teresa Axelson
Teresa Axelson, Chief Compliance Officer

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Stephen C. Rogers*	Chairman of the Board and Trustee	August 12, 2016
Stephen C. Rogers

/s/ Kevin T. Kogler*	Trustee	August 12, 2016
Kevin T. Kogler

/s/ Marco Quazzo*	Trustee	August 12, 2016
Marco Quazzo

/s/ Stephen H. Sutro*	Trustee	August 12, 2016
Stephen H. Sutro

* Signed by Teresa Axelson pursuant to Powers of Attorney filed herewith.

Index of Exhibits

(14)	Accountant's Opinion